UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6114

American Performance Funds

(Exact name of registrant as specified in charter)

Citi Fund Services, 3435 Stelzer Rd. Columbus, OH	43219
(Address of principal executive offices)	(Zip code)

Citi Fund Services, 3435 Stelzer Rd. Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-762-7085

Date of fiscal year end: 8/31/08

Date of reporting period: 8/31/08

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

AMERICAN PERFORMANCE FUNDS

The Right Fit For Your Investment Goals

Effective December 1, 2008, the American Performance Fund Family is changing its name to Cavanal Hill Funds.

ANNUAL REPORT

August 31, 2008

Management Discussion of Fund Performance

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Schedules of Portfolio Investments

Notes to Financial Statements

Financial Highlights

Report of Independent Registered Public Accounting Firm

Additional Fund Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities and information regarding how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-800-762-7085 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

A complete schedule of each Fund’s portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the Securities and Exchange Commission on Form N-Q and is available on the Securities and Exchange Commission’s website at http://www.sec.gov. In addition, the schedules may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is authorized for distribution to prospective investors only when preceeded or accompanied by a prospectus. An investor should consider the fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the fund’s prospectus. To obtain a prospectus, please call 1-800-762-7085. Please read the prospectus carefully before investing.

The American Performance Funds are distributed by BOSC, Inc.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, Bank of Oklahoma, N.A., any of its affiliates or the distributor. Shares are NOT FDIC INSURED, nor are they insured by any other government agency. An investment in the Funds involves investment risk, including possible loss of principal.

GLOSSARY OF TERMS

A Lipper Index consists of the largest funds in the applicable Lipper classification.

A Lipper Average comprises all of the funds within the classification.

Lipper Intermediate Investment-Grade Debt Funds Average is comprised of funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

Lipper Intermediate Municipal Debt Funds Average is comprised of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

Lipper Large-Cap Core Funds Average is comprised of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Mixed-Asset Target Allocation Moderate Funds Average is comprised of funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Lipper Short-Intermediate Investment Grade Debt Funds Average is comprised of funds that invests primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years

Lipper Short Investment-Grade Debt Funds Average is comprised of funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years.

Investors cannot invest directly in an index, however they can invest in the i-Shares or index mutual funds.

AMERICAN PERFORMANCE MONEY MARKET FUNDS

INVESTMENT CONCERNS

An investment in the money market funds is not insured or guaranteed by the FDIC or any other government agency. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Short-term interest rates declined sharply during the one-year period ended August 31, 2008, as the Federal Open Market Committee (the “Fed”) attempted to inject liquidity into the financial markets and jump-start the slowing economy. As credit-market conditions deteriorated—triggered by last year’s meltdown in the subprime mortgage market—the Fed cut the discount and federal funds target rates, engineered a rescue plan for a former Wall Street giant, and extended its lending facilities to non-traditional borrowers.

Overall, the Fed slashed the fed funds rate by 3.25 percentage points, from 5.25% to 2.00%, in a series of aggressive cuts between September 18, 2007, and April 30, 2008. But, at the same time the Fed was favoring anti-recessionary strategies over inflation-fighting vigilance, soaring commodity prices led to mounting inflation concerns. This prompted the Fed to hold interest rates steady during the final four months of the reporting period. This pause in the easing campaign, in turn, led to speculation the Fed would reverse course and raise interest rates. Late in the fiscal year, though, oil and other commodity prices eased significantly, and inflation pressures subsided. This factor, combined with a fresh round of financial-sector woes and disappointing economic data, sparked uncertainty regarding Fed policy.

THE AMERICAN PERFORMANCE U.S. TREASURY FUND

We continued to invest primarily in overnight repurchase agreements backed by the full faith and credit of the U.S. government throughout most of the one-year period. Although these securities experienced declining yields during the fiscal year (as Treasury yields declined), they nevertheless continued to offer good values and competitive yields relative to other short-term government securities. We deviated slightly from this strategy in March 2008, when the market’s demand for safety caused rates on some repurchase agreements offered by dealers to plunge to 0.1%, as we purchased some Treasury Bills. 1

THE AMERICAN PERFORMANCE CASH MANAGEMENT FUND

The overall declining health of the credit markets created a challenging climate for money market investors during the one-year period. Rates plunged, and the credit quality of many large and once-revered U.S. financial institutions came into question. In response, investors fled to the highest-quality securities. The market’s unwavering demand for “safety” caused yields to fall and prices to rise among the highest-quality sectors. We continued to pursue strategies designed to generate an attractive yield for the Fund, without sacrificing quality or liquidity. In particular, we focused on high-quality securities, primarily fed funds floaters and callable agency securities, which offered the combination of attractive yields and relative safety in the uncertain market environment. Within the credit-related areas, bargains emerged at various points, but as the year unfolded concerns about credit quality mounted, even among higher-quality issuers. In particular, asset-backed commercial paper became cheap and offered areas of value, but we generally avoided those sectors due to the somber credit environment.1

THE AMERICAN PERFORMANCE TAX-FREE MONEY MARKET FUND

As expected, the rates on variable-rate demand notes (VRDNs) followed the overall trend of the taxable market, falling from a high of 3.95% in September to a low of 1.25% in February. On average, VRDNs yielded 2.60% for the year, but they experienced significant volatility in early 2008, when the credit-market turmoil spilled into the monoline insurance industry, causing several insurers to lose their “AAA” ratings and the auction-rate securities market to crumble. After dropping dramatically in early February, rates rose nearly 2.0 percentage points by the end of the month. After the Fed’s April rate cut, short-term municipal money market rates remained relatively steady, with the exception of brief volatility at the end of July.

Our goals throughout the one-year period included generating an attractive yield free from federal income tax while maintaining our high quality and liquidity standards. In seeking those objectives in the challenging market climate, we focused on VRDNs and tax-free commercial paper. VRDNs represented good value throughout the year, and the fixed-rate paper we purchased early in the fiscal year performed well. We were able to lock in attractive yields before rates moved lower in conjunction with the taxable market and the Fed’s easing cycle. Given the declining rate environment, we used commercial paper to extend the Fund’s average maturity when possible. At the same time, we remained cognizant of opportunities to take advantage of the seasonal supply and demand dynamics within the municipal money market.1

OUTLOOK

Economic uncertainty and credit-market challenges will likely continue well into 2009. With inflationary pressures easing and economic growth likely to stall, we do not expect the Fed to raise rates any time soon. In fact, additional easing moves may be necessary, as the U.S. economy struggles with a still-plunging housing market, tight lending standards and unprecedented financial-sector failures. As such, we will maintain our stringent credit-quality standards, favoring high quality, highly liquid securities. In the municipal money market, an important development is the near-term launch of a global-rating methodology. This new system most likely will lead to upgrades for many issuers, but the slowing economy may offset some potential upgrades.1

[1]	The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE AMERICAN PERFORMANCE INTERMEDIATE TAX-FREE BOND FUND

INVESTMENT OBJECTIVE

We seek to generate current income, consistent with preservation of capital, that is exempt from federal income taxes by investing primarily in a diversified portfolio of intermediate bonds and other fixed income securities. We invest in investment-grade municipal securities. The Fund maintains a dollar-weighted average maturity between three and ten years.

INVESTMENT CONCERNS

Intermediate-term investment grade bonds offer less risk and generally lower rates of return than longer-term higher yielding bonds.

The Fund’s income may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

For the 12-month period ended August 31, 2008, the American Performance Intermediate Tax-Free Bond Fund Institutional Class shares posted a total return of 5.54%, while the no-load Investor Class shares returned 5.18%. This compares to the total return of 4.11% for the Fund’s peer group, the Lipper Intermediate Municipal Debt Funds Average.1 The Fund’s benchmark, the Lehman Brothers Municipal Bond Index, showed a total return of 4.48%.

The credit problems that originated in the subprime mortgage market in 2007 spilled into the municipal bond market in early 2008. Facing margin calls, several hedge funds were forced to liquidate their municipal bonds in order to raise cash. The resulting flood of municipal bonds in the secondary market created temporary liquidity problems. The market also faced a glut of supply from a new-issuance standpoint. The first wave of supply came to market when issuers refinanced their failed auction-rate securities into fixed-rate paper. The second leg of new supply came late in the year, as issuers felt the effects of the slowing economy and issued bonds to help ease budget shortfalls.

An additional challenge emerged when the credit-ratings agencies downgraded several monoline insurers due to their exposure to troubled mortgage-related debt. For municipal bond investors, owning insured bonds no longer meant owning bonds with “AAA” ratings. Investors began looking beyond the insurance protection and examining the underlying credit quality of the issuers. The silver lining in this process was the affirmation of municipal bonds’ low default risk.

The upheaval in the municipal bond market led to historically attractive buying opportunities for municipal investors. Typically, the ratio between the 10-year, AAA-rated municipal bond and the 10-year Treasury is approximately 80%. But, at the height of the sell-off in the municipal bond market, that ratio jumped as high as 120%, creating attractive buying opportunities for long-term investors.

Given the barrage of unusual challenges facing the usually-calm municipal bond market, we focused on maintaining a shorter duration in the Fund. This strategy contributed positively to the Fund’s performance, as yields on intermediate-term municipals moved higher in the first part of 2008.

Our focus on high-quality securities also contributed favorably to the Fund’s performance. The well chronicled woes of the monoline insurers brought credit quality to the forefront of investors’ minds, and high-quality securities outperformed lower-quality bonds. The Fund’s overall credit quality remained high, ending the 12-month period with an AA rating. Securities rated AAA, AA, A, and BBB comprised 26.9%, 42.2%, 28.3%, and 2.6% of the Fund’s portfolio, respectively, as of August 31, 2008.2

The ongoing uncertainty in the fixed income markets will keep us focused on credit quality. Looking ahead, an important development is the ratings agencies’ adoption of a “global” rating methodology when analyzing municipal bonds. We believe this will likely lead to many upgrades for municipal bond issuers, but the slowing economy may offset some of the potential upgrades. As revenue streams from sales and tax receipts begin to decline, municipal bond issuers could face potential downgrades, and they may be forced to issue more bonds to meet budget shortfalls. No doubt, market participants and the rating agencies will monitor the credit situation carefully in the coming months. 2

[1]	See Glossary of Terms for additional information.
[2]	The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE AMERICAN PERFORMANCE INTERMEDIATE TAX-FREE BOND FUND

The performance of the Intermediate Tax-Free Bond Fund is measured against the Lehman Brothers Municipal Bond Index, an unmanaged index that is considered to be representative of the performance of the municipal bond market as a whole. The index does not reflect the deduction of expense associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, however they can invest in the i-Shares or index mutual funds.

VALUE OF A $10,000 INVESTMENT

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

AVERAGE ANNUAL TOTAL RETURN

For the periods ended 8/31/08	1 Year	5 Year	10 Year
Investor Shares*	5.18%	3.34%	3.86%
Institutional Shares*,**	5.54%	3.50%	3.94%
Lehman Brothers Municipal Bond Index	4.48%	4.43%	4.87%

EXPENSE RATIO

			Gross
Investor Shares			1.50%
Institutional Shares			1.25%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Investor and Institutional Class reflects voluntary fee waivers in effect during the year, which may be discontinued at any time. The Institutional Class also reflects contractual waivers in effect during the year. Without these fee waivers, the performance would have been lower.

The above expense ratios are from the Funds’ prospectus dated January 1, 2008. Additional information pertaining to the Funds’ expense ratios as of August 31, 2008 can be found in the Financial Highlights.

*	The total returns above include a voluntary reimbursement from the Sub-Administrator as shown on the Statement of Operations. Absent this reimbursement, the 1 Year total returns would have been approximately 4.79% and 5.15% for the Investor Shares and Institutional Shares, respectively.
**	The performance information shown above reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 30, 2005. Unlike Institutional Shares, Investor Shares impose a distribution/service (12b-1) fee of 0.25%, which is reflected in the performance information. Accordingly, had the Institutional Shares of the Fund been offered for periods prior to December 30, 2005, the performance information would have been different as a result of lower annual operating expenses.

THE AMERICAN PERFORMANCE SHORT-TERM INCOME FUND

INVESTMENT OBJECTIVE

We seek primarily to seek income and secondarily to seek capital appreciation by investing mainly in an actively managed, diversified portfolio of short-term bonds and other fixed income securities. We invest primarily in investment-grade or comparable quality debt obligations. The Fund maintains a dollar-weighted average maturity of three years or less.

INVESTMENT CONCERNS

Short-term investment grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

For the 12-month period ended August 31, 2008, the American Performance Short-Term Income Fund Institutional Class shares posted a total return of -2.61%, while the no-load Investor Class shares returned -2.96%. This compares to the total return of 0.10% for the Fund’s peer group, the Lipper Short Investment-Grade Debt Funds Average.1 The Fund’s benchmark, the Merrill Lynch 1-5 Year U.S. Government/ Corporate Index showed a total return of 5.98%.

As credit-market conditions deteriorated—triggered by last year’s meltdown in the subprime mortgage market—the Federal Reserve (the “Fed”) cut the discount and federal funds target rates, engineered a rescue plan for former Wall Street giant Bear Stearns, and extended its lending facilities to non-traditional borrowers. Overall, the Fed slashed the fed funds rate by 3.25 percentage points, from 5.25% to 2.00%, in a series of aggressive cuts between September 18, 2007, and April 30, 2008. But, at the same time the Fed was favoring anti-recessionary strategies over inflation-fighting vigilance, soaring commodity prices led to mounting inflation concerns. This prompted the Fed to hold interest rates steady during the final four months of the reporting period. This pause in the easing campaign, in turn, led to speculation the Fed would reverse course and raise interest rates. Late in the fiscal year, though, oil and other commodity prices eased significantly, and inflation pressures subsided. This factor, combined with a fresh round of financial-sector woes (Fannie Mae, Freddie Mac, AIG, Washington Mutual) and disappointing economic data, sparked uncertainty regarding Fed policy.

Concerns about the U.S. housing market, the viability of mortgage giants Fannie Mae and Freddie Mac, and the solvency of several large U.S. financial institutions roiled the bond market throughout the period. Credit spreads widened dramatically, and investors favored the perceived safety of U.S. Treasury securities, which outperformed all other bond market sectors for the 12-month period. Yields on the three-, 10- and 30-year Treasuries finished the period at 2.60%, 3.83% and 4.43%, respectively, which represented an overall decline of 156, 71 and 40 basis points (1.56%, 0.71% and 0.40%), respectively, for the 12 months.

We continued to focus on high quality, yield generating securities, while generally avoiding sectors we believed contained excessive credit risk. While our weighted average credit quality remained high, credit risk spreads widened on most fixed income sectors which pushed non-U.S. Treasury bond prices lower. Our emphasis on shorter-term, agency and non-agency mortgage backed securities (MBS) was designed to reduce excessive credit risk by receiving a large percentage of principal prepayments early on. Despite these precautions, nearly all MBS fell out of favor as the subprime problems spread to all MBS sectors. Securities were sold regardless of credit quality, causing prices to decline much faster than the overall market.2

As of August 31, 2008, 70.2% of the Fund’s assets was invested in mortgage securities, 15.9% was in agency securities, 10.1% was in corporate bonds, and 1.8% was in asset-backed securities. Overall, the Fund’s average credit quality remained high, ending the year with an AAA rating. The Fund’s average maturity was 2.89 years as of August 31, 2008.2

Looking ahead, we believe Treasuries may underperform in the coming year, due to the recent dramatic declines in rates. Near term, shorter-term portfolios may outperform longer-term portfolios, given the Fed is more likely to cut rates than raise them. The rampant risk avoidance that has characterized the market climate for the last several months will likely give way to a greater level of risk-taking at some point. This should benefit lower-quality securities along with the high-quality MBS investors have shunned during the ongoing financial-sector meltdown. We continue to concentrate on high-quality securities, especially agency MBS and other agency debentures. These securities may outperform Treasuries, because the provisions of the federal government’s massive bailout plan for the financial sector now provides substantial protection against default temporarily. We will continue to look for opportunities to enhance the Fund’s yield without taking excessive risks.

[1]	See Glossary of Terms for additional information.
[2]	The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE AMERICAN PERFORMANCE SHORT-TERM INCOME FUND

The Short-Term Income Fund is measured against the Merrill Lynch 1-5 Year U.S. Government/Corporate Index, an unmanaged index which is comprised of investment-grade government and corporate debt securities with maturities between one and five years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, however they can invest in the i-Shares or index mutual funds.

VALUE OF A $10,000 INVESTMENT

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

AVERAGE ANNUAL TOTAL RETURN

For the periods ended 8/31/08	1 Year	5 Year	10 Year
Investor Shares	-2.96%	2.27%	4.13%
Institutional Shares*	-2.61%	2.42%	4.20%
Merrill Lynch 1-5 Year U.S. Government/Corporate Index	5.98%	3.82%	5.07%

EXPENSE RATIO

			Gross
Investor Shares			1.44%
Institutional Shares			1.19%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Investor and Institutional Class reflects voluntary fee waivers in effect during the year, which may be discontinued at any time. The Institutional Class also reflects contractual waivers in effect during the year. Without these fee waivers, the performance would have been lower.

The above expense ratios are from the Funds’ prospectus dated January 1, 2008. Additional information pertaining to the Funds’ expense ratios as of August 31, 2008 can be found in the Financial Highlights.

*	The performance information shown above reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 30, 2005. Unlike Institutional Shares, Investor Shares impose a distribution/service (12b-1) fee of 0.25%, which is reflected in the performance information. Accordingly, had the Institutional Shares of the Fund been offered for periods prior to December 30, 2005, the performance information would have been different as a result of lower annual operating expenses.

THE AMERICAN PERFORMANCE INTERMEDIATE BOND FUND

INVESTMENT OBJECTIVE

We seek total return by investing primarily in an actively managed, diversified portfolio of intermediate bonds and other fixed income securities. We invest primarily in investment-grade or comparable quality debt obligations. The Fund maintains a dollar-weighted average maturity between three and ten years.

INVESTMENT CONCERNS

Intermediate-term investment grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

For the 12-month period ended August 31, 2008, the American Performance Intermediate Bond Fund Institutional Class shares posted a total return of -2.40%, while the no-load Investor Class shares returned -2.65% . This compares to the total return of 2.03 % for the Fund’s peer group, the Lipper Short-Intermediate Investment-Grade Debt Funds Average.1 The Fund’s benchmark, the Lehman Brothers Intermediate U.S. Aggregate Index, showed total return of 5.98%.

As credit-market conditions deteriorated—triggered by last year’s meltdown in the subprime mortgage market—the Federal Reserve (the Fed) cut the discount and federal funds target rates, engineered a rescue plan for former Wall Street giant Bear Stearns, and extended its lending facilities to non-traditional borrowers. Overall, the Fed slashed the fed funds rate by 3.25 percentage points, from 5.25% to 2.00%, in a series of aggressive cuts between September 18, 2007, and April 30, 2008. But, at the same time the Fed was favoring anti-recessionary strategies over inflation-fighting vigilance, soaring commodity prices led to mounting inflation concerns. This prompted the Fed to hold interest rates steady during the final four months of the reporting period. This pause in the easing campaign, in turn, led to speculation the Fed would reverse course and raise interest rates. Late in the fiscal year, though, oil and other commodity prices eased significantly, and inflation pressures subsided. This factor, combined with a fresh round of financial-sector woes (Fannie Mae, Freddie Mac, AIG, Washington Mutual) and disappointing economic data, sparked uncertainty regarding Fed policy.

Concerns about the U.S. housing market, the viability of mortgage giants Fannie Mae and Freddie Mac, and the solvency of several large U.S. financial institutions roiled the bond market throughout the period. Credit spreads widened dramatically, and investors favored the perceived safety of U.S. Treasury securities, which outperformed all other bond market sectors for the 12-month period. Yields on the three-, 10- and 30-year Treasuries finished the period at 2.60%, 3.83% and 4.43%, respectively, which represented an overall decline of 156, 71 and 40 basis points (1.56%, 0.71% and 0.40%), respectively, for the 12 months.

We continued to focus on high quality, yield generating securities, while generally avoiding sectors we believed contained excessive credit risk. While our weighted average credit quality remained high, credit risk spreads widened on most fixed income sectors which pushed non-U.S. Treasury bond prices lower. Our emphasis on shorter-term, agency and non-agency mortgage backed securities (MBS) was designed to reduce excessive credit risk by receiving a large percentage of principal prepayments early on. Despite these precautions, nearly all MBS fell out of favor as the subprime problems spread to all MBS sectors. Securities were sold regardless of credit quality, causing prices to decline much faster than the overall market.2

As of August 31, 2008, 61.3% of the Fund’s assets was invested in mortgage securities, 14.7% was in corporate bonds, 17.0% was in U.S. Treasury securities, 3.7% was in agency securities, and 1.4% was in asset-backed securities. Overall, the Fund’s average credit quality remained high, ending the year with an AAA rating. The Fund’s average maturity was 5.28 years as of August 31, 2008.2

Looking ahead, we believe Treasuries may underperform in the coming year, due to the recent dramatic declines in rates. The rampant risk avoidance that has characterized the market climate for the last several months will likely give way to a greater level of risk-taking at some point. This should benefit lower-quality securities along with the high-quality MBS investors have shunned during the ongoing financial-sector meltdown. We continue to concentrate on high-quality securities, especially agency MBS and other agency debentures. These securities may outperform Treasuries, because the provisions of the federal government’s massive bailout plan for the financial sector now provides substantial protection against default temporarily. We will continue to look for opportunities to enhance the Fund’s yield without taking excessive risks.

[1]	See Glossary of Terms for additional information.
[2]	The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE AMERICAN PERFORMANCE INTERMEDIATE BOND FUND

The Intermediate Bond Fund is measured against the Lehman Brothers Intermediate U.S. Aggregate Index, an unmanaged index that is representative of investment-grade debt issues with maturities between three and ten years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, however they can invest in the i-Shares or index mutual funds.

VALUE OF A $10,000 INVESTMENT

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

AVERAGE ANNUAL TOTAL RETURN

For the periods ended 8/31/08	1 Year	5 Year	10 Year
Investor Shares*	-2.65%	2.45%	4.11%
Institutional Shares*,**	-2.40%	2.61%	4.19%
Lehman Brothers Intermediate U.S. Aggregate Index	5.98%	4.44%	5.53%

EXPENSE RATIO

			Gross
Investor Shares			1.44%
Institutional Shares			1.19%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Investor and Institutional Class reflects voluntary fee waivers in effect during the year, which may be discontinued at any time. The Institutional Class also reflects contractual waivers in effect during the year. Without these fee waivers, the performance would have been lower.

The above expense ratios are from the Funds’ prospectus dated January 1, 2008. Additional information pertaining to the Funds’ expense ratios as of August 31, 2008 can be found in the Financial Highlights.

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The one year total return calculated in accordance with GAAP is -3.05% and -2.70% for Investor Shares and Institutional Shares, respectively.
**	The performance information shown above reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 30, 2005. Unlike Institutional Shares, Investor Shares impose a distribution/service (12b-1) fee of 0.25%, which is reflected in the performance information. Accordingly, had the Institutional Shares of the Fund been offered for periods prior to December 30, 2005, the performance information would have been different as a result of lower annual operating expenses.

THE AMERICAN PERFORMANCE BOND FUND

INVESTMENT OBJECTIVE

We seek total return by investing primarily in an actively managed, diversified portfolio of short, intermediate and long term bonds and other fixed income securities. We invest primarily in investment-grade or comparable quality debt obligations. The Fund maintains a dollar weighted average maturity of three years or more and, generally, of no longer than ten years.

INVESTMENT CONCERNS

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates.

For the 12-month period ended August 31, 2008, the American Performance Bond Fund Institutional Class shares posted a total return of -2.11%, while the no-load Investor Class shares returned -2.47%. This compares to the total return of 1.58% for the Fund’s peer group, the Lipper Intermediate Investment-Grade Debt Funds Average.1 The Fund’s benchmark, the Lehman Brothers U.S. Aggregate Index, showed total return of 5.86%.

As credit-market conditions deteriorated—triggered by last year’s meltdown in the subprime mortgage market—the Federal Reserve (the Fed) cut the discount and federal funds target rates, engineered a rescue plan for former Wall Street giant Bear Stearns, and extended its lending facilities to non-traditional borrowers. Overall, the Fed slashed the fed funds rate by 3.25 percentage points, from 5.25% to 2.00%, in a series of aggressive cuts between September 18, 2007, and April 30, 2008. But, at the same time the Fed was favoring anti-recessionary strategies over inflation-fighting vigilance, soaring commodity prices led to mounting inflation concerns. This prompted the Fed to hold interest rates steady during the final four months of the reporting period. This pause in the easing campaign, in turn, led to speculation the Fed would reverse course and raise interest rates. Late in the fiscal year, though, oil and other commodity prices eased significantly, and inflation pressures subsided. This factor, combined with a fresh round of financial-sector woes (Fannie Mae, Freddie Mac, AIG, Washington Mutual) and disappointing economic data, sparked uncertainty regarding Fed policy.

Concerns about the U.S. housing market, the viability of mortgage giants Fannie Mae and Freddie Mac, and the solvency of several large U.S. financial institutions roiled the bond market throughout the period. Credit spreads widened dramatically, and investors favored the perceived safety of U.S. Treasury securities, which outperformed all other bond market sectors for the 12-month period. Yields on the three-, 10- and 30-year Treasuries finished the period at 2.60%, 3.83% and 4.43%, respectively, which represented an overall decline of 156, 71 and 40 basis points (1.56%, 0.71% and 0.40%), respectively, for the 12 months.

We continued to focus on high quality, yield generating securities, while generally avoiding sectors we believed contained excessive credit risk. While our weighted average credit quality remained high, credit risk spreads widened on most fixed income sectors which pushed non-U.S. Treasury bond prices lower. Our emphasis on shorter-term, agency and non-agency mortgage backed securities (MBS) was designed to reduce excessive credit risk by receiving a large percentage of principal prepayments early on. Despite these precautions, nearly all MBS fell out of favor as the subprime problems spread to all MBS sectors. Securities were sold regardless of credit quality, causing prices to decline much faster than the overall market. 2

As of August 31, 2008, 49.1% of the Fund’s assets was invested in mortgage securities, 14.6% was in corporate bonds, 19.2% was in U.S. Treasury securities, 9.1% was in agency securities, and 2.1% was in asset-backed securities. Overall, the Fund’s average credit quality remained high, ending the year with an AAA rating. The Fund’s average maturity was 7.08 years as of August 31, 2008.2

Looking ahead, we believe Treasuries may underperform in the coming year, due to the recent dramatic declines in rates. The rampant risk avoidance that has characterized the market climate for the last several months will likely give way to a greater level of risk-taking at some point. This should benefit lower-quality securities along with the high-quality MBS investors have shunned during the ongoing financial-sector meltdown. We continue to concentrate on high-quality securities, especially agency MBS and other agency debentures. We continue to concentrate on high-quality securities, especially agency MBS and other agency debentures. These securities may outperform Treasuries, because the provisions of the federal government’s massive bailout plan for the financial sector now provides substantial protection against default temporarily. We will continue to look for opportunities to enhance the Fund’s yield without taking excessive risks.

[1]	See Glossary of Terms for additional information.
[2]	The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE AMERICAN PERFORMANCE BOND FUND

The Bond Fund is measured against the Lehman Brothers U.S. Aggregate Index, an unmanaged index which is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, however they can invest in the i-Shares or index mutual funds.

VALUE OF A $10,000 INVESTMENT

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

AVERAGE ANNUAL TOTAL RETURN

For the periods ended 8/31/08	1 Year	5 Year	10 Year
Investor Shares	-2.47%	2.89%	4.54%
Institutional Shares*	-2.11%	3.03%	4.61%
Lehman Brothers U.S. Aggregate Index	5.86%	4.61%	5.58%

EXPENSE RATIO

			Gross
Investor Shares			1.49%
Institutional Shares			1.24%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Investor and Institutional Class reflects voluntary fee waivers in effect during the year, which may be discontinued at any time. The Institutional Class also reflects contractual waivers in effect during the year. Without these fee waivers, the performance would have been lower.

The above expense ratios are from the Funds’ prospectus dated January 1, 2008. Additional information pertaining to the Funds’ expense ratios as of August 31, 2008 can be found in the Financial Highlights.

*	The performance information shown above reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 30, 2005. Unlike Institutional Shares, Investor Shares impose a distribution/service (12b-1) fee of 0.25%, which is reflected in the performance information. Accordingly, had the Institutional Shares of the Fund been offered for periods prior to December 30, 2005, the performance information would have been different as a result of lower annual operating expenses.

THE AMERICAN PERFORMANCE BALANCED FUND

INVESTMENT OBJECTIVE

We seek capital appreciation and income by investing primarily in a broadly diversified portfolio of securities, including common stocks, preferred stocks and bonds. Our diversification strategy is multidimensional across stock and bond asset classes, growth and value styles, and small capitalization and large capitalization stocks.

INVESTMENT CONCERNS

Stocks are more volatile and carry more risk and return potential than some other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

For the 12-month period ended August 31, 2008, the American Performance Balanced Fund Institutional Class shares posted a total return of -6.19%, while the no-load Investor Class shares returned -6.35%. The Fund’s peer group, the Lipper Mixed-Asset Target Allocation Moderate Funds Average1 , returned -5.87% for the period. The Fund’s benchmarks—the Russell 1000® Index and the Lehman Brothers U.S. Aggregate Index—returned -10.60% and 5.86%, respectively.

Bonds—particularly high-quality issues—significantly outperformed stocks in a 12-month period characterized by mounting uncertainty and a massive flight to quality. The financial markets grappled with the wide-ranging effects of the subprime mortgage market meltdown and resulting credit and liquidity crises. At the same time, investors worried about dismal economic data, waning consumer and business confidence, rising unemployment, soaring commodity prices, mounting inflation and the potential for recession. Troubled by strong volatility and widespread economic and market challenges, investors generally fled to the relative safety of U.S. Treasury and agency securities, as the meltdown in the credit markets sparked disarray among riskier assets.

Throughout the period, the Federal Reserve took aggressive action to promote liquidity and economic growth and restore confidence in the U.S. financial system. In addition to cutting the discount rate, the Fed slashed the federal funds rate target by 3.25 percentage points between September 18, 2007 and April 30, 2008. Additionally, in the wake of the collapse of former Wall Street broker Bear Stearns, the Fed opened its lending facilities to non-traditional borrowers.

We continued to emphasize equities for the longer term, which represented approximately 54% of the Fund’s portfolio at the end of the fiscal year. Fixed-income securities comprised 43% of the Fund’s portfolio, and the remaining 3% was in cash. The Fund began the fiscal year with a slightly higher equity exposure of 59%, but a combination of our efforts to slightly reduce the Fund’s equity allocation and the relative poor performance of stocks led to the change.2

Although we successfully avoided the stocks of many of the high-profile financial firms plagued with serious credit-related problems (Fannie Mae, Freddie Mac, AIG, Lehman Brothers, Merrill Lynch), we were unable to escape the widespread impact the financial sector had on the stock market as a whole. Yet, our broadly diversified approach helped dilute the impact. We continued to invest in a mix of strategies, which we fine-tuned during the fiscal year. For example, we eliminated the “value” component of the equity portfolio, replacing it with a high-dividend strategy. This new strategy focuses on dividend-paying stocks that offer above-average yields. We also reduced the small cap component, due to our decision to focus on larger, financially sound companies in the current market and economic environment. Additionally, we decreased the portfolio’s international exposure, locking in the gains realized early in the fiscal year.

In the Fund’s fixed income portfolio, our securities generally remained fundamentally sound, displaying little in the way of credit problems plaguing certain market sectors. We continued to focus on high quality, yield generating securities, while generally avoiding sectors we believed contained excessive credit risk. While our weighted average credit quality remained high, credit risk spreads widened on most fixed income sectors which pushed non-U.S. Treasury bond prices lower. Our emphasis on shorter-term, agency and non-agency mortgage backed securities (MBS) was designed to reduce excessive credit risk by receiving a large percentage of principal prepayments early on. Despite these precautions, nearly all MBS fell out of favor as the subprime problems spread to all MBS sectors. Securities were sold regardless of credit quality, causing prices to decline much faster than the overall market.

Looking ahead, the financial markets remain clouded by uncertainty, which was heightened recently by the trauma in the financial industry. As history demonstrates, when the air goes out of a market “bubble,” such as today’s financial-sector bubble, it often affects the stock market more than it affects the general economy. We believe the broad diversification into stocks, bonds and cash lowers the overall Fund’s volatility compared to the stock market. We believe in the fixed income arena, Treasuries are likely to underperform in the coming year, as rates have fallen dramatically. The rampant risk avoidance that characterized the last fiscal year will likely give way to a greater level of risk taking at some point. This should benefit lower-quality securities along with the high-quality MBS investors have shunned in recent months. We continue to concentrate on high-quality securities, especially agency MBS and other agency debentures. These securities may outperform Treasuries, because the provisions of the federal government’s massive bailout plan for the financial sector now provides substantial protection against default temporarily. These securities may outperform Treasuries as a result of the federal government’s massive bailout of Fannie Mae and Freddie Mac. We will continue to look for opportunities to enhance the Fund’s yield without taking excessive risks.

[1]	See Glossary of Terms for additional information.
[2]	The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE AMERICAN PERFORMANCE BALANCED FUND

The Balanced Fund is measured against the Russell 1000® Index and the Lehman Brothers U.S. Aggregate Index. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, representing 90 percent of the total market capitalization of the Russell 3000® Index. The Lehman Brothers U.S. Aggregate Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, however they can invest in the i-Shares or index mutual funds.

VALUE OF A $10,000 INVESTMENT

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

AVERAGE ANNUAL TOTAL RETURN

For the periods ended 8/31/08	1 Year	5 Year	10 Year
Investor Shares*	-6.35%	6.23%	4.98%
Institutional Shares**	-6.19%	6.44%	5.08%
Russell 1000® Index	-10.60%	7.41%	5.21%
Lehman Brothers U.S. Aggregate Index	5.86%	4.61%	5.58%

EXPENSE RATIO

			Gross
Investor Shares			1.65%
Institutional Shares			1.40%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Investor and Institutional Class reflects voluntary fee waivers in effect during the year, which may be discontinued at any time. The Institutional Class also reflects contractual waivers in effect during the year. Without these fee waivers, the performance would have been lower.

The above expense ratios are from the Funds’ prospectus dated January 1, 2008. Additional information pertaining to the Funds’ expense ratios as of August 31, 2008 can be found in the Financial Highlights.

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The one year total return calculated in accordance with GAAP is -6.42%.
**	The performance information shown above reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 30, 2005. Unlike Institutional Shares, Investor Shares impose a distribution/service (12b-1) fee of 0.25%, which is reflected in the performance information. Accordingly, had the Institutional Shares of the Fund been offered for periods prior to December 30, 2005, the performance information would have been different as a result of lower annual operating expenses.

THE AMERICAN PERFORMANCE U.S. LARGE CAP EQUITY FUND

(FORMERLY THE U.S. TAX EFFICIENT LARGE CAP EQUITY FUND)

INVESTMENT OBJECTIVE

We seek growth of capital and, secondarily, income by investing in a diversified portfolio of common stocks and securities convertible into common stocks. In pursuing this objective, the management team employs various investment practices designed to reduce taxable distributions to shareholders.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

For the 12-month period ended August 31, 2008, the American Performance Large Cap Equity Fund Institutional Class Shares posted a total return of -2.54% , while the no-load Investor Class shares returned -2.87% This compares to the total return of -10.64 % for the Fund’s peer group, the Lipper Large Cap Core Funds Average.1 The Fund’s benchmark, the Russell 1000® Index, showed a total return of -10.60%.

Stocks suffered widespread losses during a 12-month period characterized by mounting uncertainty and a massive flight to quality. The financial markets grappled with the wide-ranging effects of the subprime mortgage market meltdown and resulting credit and liquidity crises. At the same time, investors worried about dismal economic data, waning consumer and business confidence, rising unemployment, soaring commodity prices, mounting inflation and the potential for recession. Troubled by strong volatility and widespread economic and market challenges, investors generally fled to the relative safety of U.S. Treasury bonds, as the meltdown in the credit markets sparked disarray among stocks and other riskier assets.

Throughout the period, the Federal Reserve (the “Fed”) took aggressive action to promote liquidity and economic growth and restore confidence in the U.S. financial system. In addition to cutting the discount rate, the Fed slashed the federal funds rate target by 3.25 percentage points between September 18, 2007 and April 30, 2008. Additionally, in the wake of the collapse of former Wall Street investment bank Bear Stearns, the Fed opened its lending facilities to non-traditional borrowers.

Most sectors of the Russell 1000® Index declined during the 12-month period, with the financials, telecommunication and consumer discretionary sectors suffering the largest losses. The index’s energy, materials and consumer staples posted the best relative results. We continued to emphasize stocks exhibiting higher-than-market earnings results and steady earnings growth. We seek to hold these investments for several years to minimize tax costs and maximize after-tax returns for shareholders. We maintained our high-quality-growth tilt, emphasizing the stocks of large, multi-national companies positioned to benefit from global economic growth and export sales.2

Our strategies in the consumer discretionary, health care and financial sectors accounted for the bulk of the Fund’s outperformance relative to the benchmark. We also had no exposure to the telecommunication sector, which was among the benchmark’s worst performers.2

In the consumer discretionary sector, stock selection and an overweight contributed positively to performance. Our holdings in McDonald’s, the fast food giant, Nike, the athletic equipment and apparel company, and Best Buy, the electronics retailer, offered notable performance. Similarly, an overweight and strong stock selection in the health care sector led to favorable results for the Fund. In particular, our positions in Covance, the drug development company, Genzyme, the biotechnology company, and Thermo Fisher Scientific, the medical equipment manufacturer, drove results. Our underweight in the troubled financial sector contributed favorably to performance. We avoided several of the “landmines,” including Fannie Mae, Freddie Mac, Lehman Brothers, Bear Stearns and AIG, preferring to focus on the asset management and life insurance industries, which helped relative results.2

Our underweight to the energy sector, the benchmark’s strongest segment, detracted from performance. For most of the period, energy stocks generally appeared overvalued, but the sector finally experienced a sell-off late in the period, and we started increasing our exposure. In addition, our overweight to the technology sector was a drag on Fund performance, with positions in Texas Instruments, the semiconductor company, Cisco Systems, the networking equipment company, and Dell, the computer manufacturer, hurting results.2

The stock market downturn and collapse in valuations leaves us more optimistic about stocks in the months ahead. Valuations are attractive, and opportunities are emerging, particularly in the sectors that have suffered the greatest declines. If the recent decline in oil prices gathers strength, the consumer and technology sectors—areas we continue to favor in the Fund—should benefit. Within the financial sector, we’re comfortable with our focus on asset managers and less-credit-sensitive names. We may consider increasing the Fund’s financial exposure once a higher degree of certainty returns to the market. We expect to maintain our health care overweight, because we believe the health care sector offers good defensive characteristics in a slow economy. Additionally, we will continue to make tactical additions in the energy sector.2

[1]	See Glossary of Terms for additional information.
[2]	The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE AMERICAN PERFORMANCE U.S. LARGE CAP EQUITY FUND

(FORMERLY THE U.S. TAX EFFICIENT LARGE CAP EQUITY FUND)

The U.S. Large Cap Equity Fund is measured against the Russell 1000® Index, an unmanaged index that measures the 1,000 largest companies in the Russell 3000® Index, representing 90 percent of the total market capitalization of the Russell 3000® Index. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, however they can invest in the i-Shares or index mutual funds.

VALUE OF A $10,000 INVESTMENT

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

AVERAGE ANNUAL TOTAL RETURN

For the periods ended 8/31/08	1 Year	5 Year	10 Year
Investor Shares	-2.87%	10.26%	4.88%
Institutional Shares*	-2.54%	10.43%	4.96%
Russell 1000® Index	-10.60%	7.41%	5.21%

EXPENSE RATIO

			Gross
Investor Shares			1.66%
Institutional Shares			1.41%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Investor and Institutional Class reflects voluntary fee waivers in effect during the year, which may be discontinued at any time. The Institutional Class also reflects contractual waivers in effect during the year. Without these fee waivers, the performance would have been lower.

The above expense ratios are from the Funds’ prospectus dated January 1, 2008. Additional information pertaining to the Funds’ expense ratios as of August 31, 2008 can be found in the Financial Highlights.

*	The performance information shown above reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 30, 2005. Unlike Institutional Shares, Investor Shares impose a distribution/service (12b-1) fee of 0.25%, which is reflected in the performance information. Accordingly, had the Institutional Shares of the Fund been offered for periods prior to December 30, 2005, the performance information would have been different as a result of lower annual operating expenses.

AMERICAN PERFORMANCE FUNDS

Statements of Assets and Liabilities

August 31, 2008

	U.S. Treasury Fund	Cash Management Fund	Tax-Free Money Market Fund
Assets:
Investments, at value (Cost $149,942,917, $1,053,803,657 and $583,681,766)	$149,942,917	$1,053,803,657	$583,681,766
Repurchase agreements, at value/cost	1,430,840,712	436,898,546	—

Total Investments	1,580,783,629	1,490,702,203	583,681,766
Interest and dividends receivable	237,767	1,763,438	940,261
Receivable from advisor for reimbursed expenses	129,348	222,577	—
Prepaid expenses and other assets	18,267	81,701	1,925

Total Assets	1,581,169,011	1,492,769,919	584,623,952

Liabilities:
Distributions payable	2,010,769	2,341,162	761,751
Accrued expenses and other payables:
Investment advisory fees	68,716	61,817	23,924
Administration fees	68,710	61,812	9,570
Distribution fees	195,650	75,580	1,654
Custodian fees	13,741	12,362	4,784
Chief compliance officers fees	12,365	12,904	4,149
Trustee fees	38,878	40,570	13,044
Fund accounting fees	7,571	6,966	—
Omnibus fees	—	—	24,967
Transfer agent fees	6,056	5,572	—
Shareholder servicing fees	232,004	209,726	4,279
Other accrued liabilities	210,381	205,418	110,153

Total Liabilities	2,864,841	3,033,889	958,275

Net Assets	$1,578,304,170	$1,489,736,030	$583,665,677

Composition of Net Assets:
Shares of beneficial interest, at par	$15,780	$14,896	$5,837
Paid-in capital	1,578,013,746	1,489,637,995	583,651,830
Accumulated net investment income	274,892	106,117	8,010
Accumulated net realized gain (loss) from investment transactions	(248)	(22,978)	—

Net Assets	$1,578,304,170	$1,489,736,030	$583,665,677

Net Assets:
Administrative Shares	$815,799,754	$805,344,893	$6,659,392
Service Shares	223,977,103	9,486,255	1,044
Institutional Shares	538,527,313	674,904,882	36,548,264
Select Shares	—	—	540,456,977

Total	$1,578,304,170	$1,489,736,030	$583,665,677

Shares Outstanding:
Administrative Shares	815,518,357	805,249,062	6,656,215
Service Shares	223,983,467	9,487,995	1,046
Institutional Shares	538,526,723	674,909,116	36,544,092
Select Shares	—	—	540,456,812

Total	1,578,028,547	1,489,646,173	583,658,165

Net asset value, offering price & redemption price per share:
($0.00001 par value per share, unlimited number of shares authorized)
Administrative Shares	$1.00	$1.00	$1.00

Service Shares	$1.00	$1.00	$1.00

Institutional Shares	$1.00	$1.00	$1.00

Select Shares	$—	$—	$1.00

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Assets and Liabilities, Continued

August 31, 2008

	Intermediate Tax-Free Bond Fund	Short-Term Income Fund	Intermediate Bond Fund	Bond Fund
Assets:
Investments, at value (Cost $14,542,895, $211,061,598, $85,027,726 and $60,015,076)	$14,962,924	$195,116,776	$77,180,190	$55,198,892
Investments in affiliates, at value/cost	948,900	4,456,674	236,042	812,986

Total Investments	15,911,824	199,573,450	77,416,232	56,011,878
Cash	—	—	—	2,411
Interest and dividends receivable	186,824	1,245,240	551,429	396,299
Receivable from advisor	—	4,965	—	—
Receivable for capital shares issued	188,725	18,069	39,162	—
Receivable for investments sold	—	55,508	—	—
Prepaid expenses and other assets	860	13,195	5,139	3,582

Total Assets	16,288,233	200,910,427	78,011,962	56,414,170

Liabilities:
Cash overdraft	—	3,688	6,169	—
Distributions payable	40,847	426,270	220,481	157,906
Payable for capital shares redeemed	—	1,122,992	183,794	303,041
Accrued expenses and other payables:
Investment advisory fees	2,737	26,696	14,085	9,950
Administration fees	1,369	17,798	7,043	4,975
Distribution fees	641	11,999	6,638	4,541
Custodian fees	161	2,061	731	513
Chief compliance officer fees	128	1,835	766	520
Trustee fees	402	5,770	2,409	1,635
Fund accounting fees	92	1,168	456	327
Transfer agent fees	62	779	304	218
Shareholder servicing fees	1	247	68	142
Other accrued liabilities	3,410	52,326	28,282	14,353

Total Liabilities	49,850	1,673,629	471,226	498,121

Net Assets	$16,238,383	$199,236,798	$77,540,736	$55,916,049

Composition of Net Assets:
Shares of beneficial interest, at par	$15	$213	$82	$65
Paid-in capital	15,815,100	221,165,226	84,623,340	60,488,505
Accumulated net investment income (loss)	(5,575)	136,033	137,356	28,877
Accumulated net realized gain (loss) from investment transactions	8,814	(6,119,852)	627,494	214,786
Net unrealized appreciation (depreciation) on investments	420,029	(15,944,822)	(7,847,536)	(4,816,184)

Net Assets	$16,238,383	$199,236,798	$77,540,736	$55,916,049

Net Assets:
Investor Shares	$3,060,864	$54,052,624	$30,687,639	$20,683,790
Institutional Shares	13,177,519	145,184,174	46,853,097	35,232,259

Total	$16,238,383	$199,236,798	$77,540,736	$55,916,049

Shares Outstanding:
Investor Shares	287,167	5,773,813	3,232,015	2,396,514
Institutional Shares	1,235,215	15,511,108	4,930,909	4,083,391

Total	1,522,382	21,284,921	8,162,924	6,479,905

Net asset value, offering price & redemption price per share:
($0.00001 par value per share, unlimited number of shares authorized)
Investor Shares	$10.66	$9.36	$9.49	$8.63

Institutional Shares	$10.67	$9.36	$9.50	$8.63

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Assets and Liabilities, Concluded

August 31, 2008

	Balanced Fund	U.S. Large Cap Equity Fund*
Assets:
Investments, at value (Cost $60,519,686 and $10,187,422)	$61,045,437	$11,683,609
Investments in affiliates, at value/cost	2,070,470	172,475

Total Investments	63,115,907	11,856,084
Cash	534	—
Interest and dividends receivable	205,151	13,432
Receivable for capital shares issued	100	7,191
Receivable for investments sold	583,095	95,279
Prepaid expenses and other assets	346	3,277

Total Assets	63,905,133	11,975,263

Liabilities:
Payable for investments purchased	575,340	95,352
Payable for capital shares redeemed	16	—
Accrued expenses and other payables:
Investment advisory fees	18,856	4,034
Administration fees	5,388	1,009
Distribution fees	3,554	395
Custodian fees	641	116
Chief compliance officer fees	586	81
Trustee fees	1,842	254
Fund accounting fees	363	68
Transfer agent fees	242	46
Shareholder servicing fees	1	3
Other accrued liabilities	15,326	4,538

Total Liabilities	622,155	105,896

Net Assets	$63,282,978	$11,869,367

Composition of Net Assets:
Shares of beneficial interest, at par	$55	$11
Paid-in capital	63,087,291	26,121,499
Accumulated net investment income	332,519	2,779
Accumulated net realized losses from investment transactions	(662,638)	(15,751,109)
Net unrealized appreciation on investments	525,751	1,496,187

Net Assets	$63,282,978	$11,869,367

Net Assets:
Investor Shares	$16,686,954	$1,878,643
Institutional Shares	46,596,024	9,990,724

Total	$63,282,978	$11,869,367

Shares Outstanding:
Investor Shares	1,451,479	166,834
Institutional Shares	4,049,567	883,675

Total	5,501,046	1,050,509

Net asset value, offering price & redemption price per share:
($0.00001 par value per share, unlimited number of shares authorized)
Investor Shares	$11.50	$11.26

Institutional Shares	$11.51	$11.31

*	Formerly known as U.S. Tax-Efficient Large Cap Equity Fund.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Operations

Year Ended August 31, 2008

	U.S. Treasury Fund	Cash Management Fund	Tax-Free Money Market Fund
Investment Income:
Interest income	$46,428,964	$58,107,349	$13,281,325
Dividend income	56,806	54,660	659,509

Total Income	46,485,770	58,162,009	13,940,834

Expenses:
Investment advisory fees	2,377,908	2,451,532	800,296
Administration fees	1,902,323	1,961,221	640,224
Distribution fees—Administrative shares	2,395,249	2,182,543	11,609
Distribution fees—Service shares	365,709	27,687	4
Shareholder servicing fees—Administrative shares	2,395,249	2,182,543	11,609
Shareholder servicing fees—Service shares	365,709	27,687	4
Shareholder servicing fees—Institutional shares	1,202,190	1,875,623	65,811
Shareholder servicing fees—Select shares	—	—	1,256,393
Chief compliance officer fees	91,126	88,426	23,907
Fund accounting fees	398,917	412,549	—
Omnibus fees	—	—	540,506
Transfer agent fees	335,276	433,351	—
Custodian fees	158,522	163,429	53,351
Trustee fees	93,708	91,503	25,985
Other expenses	689,795	691,012	188,772

Total expenses before fee and expense reductions	12,771,681	12,589,106	3,618,471
Fees waived/expenses reimbursed by Investment Advisor	(1,688,459)	(1,819,484)	(533,520)
Fees waived by Administrator	(1,109,693)	(1,144,051)	(533,520)
Omnibus fee waived	—	—	(243,022)
Distribution fees waived—Administrative shares	—	(1,178,566)	—
Distribution fees waived—Service shares	(219,427)	(16,612)	4
Shareholder servicing fees waived—Service shares	(219,427)	(16,612)	4
Shareholder servicing fees waived—Institutional shares	(816,779)	(1,274,450)	(44,752)
Shareholder servicing fees waived—Select shares	—	—	(1,256,393)

Net expenses	8,717,896	7,139,331	1,007,256

Net Investment Income	37,767,874	51,022,678	12,933,578

Realized/Unrealized Gains On Investments:
Net realized gains from investment transactions	—	—	467

Change in net assets resulting from operations	$37,767,874	$51,022,678	$12,934,045

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Operations, Continued

Year Ended August 31, 2008

	Intermediate Tax-Free Bond Fund	Short-Term Income Fund	Intermediate Bond Fund	Bond Fund
Investment Income:
Interest income	$664,778	$12,915,462	$5,377,275	$3,722,133
Dividend income from affiliates	14,006	321,671	134,890	94,866

Total Income	678,784	13,237,133	5,512,165	3,816,999

Expenses:
Investment advisory fees	89,937	1,279,555	532,412	362,359
Administration fees	32,705	465,296	193,606	131,768
Distribution fees—Investor shares	8,339	222,831	81,169	58,490
Shareholder servicing fees—Investor shares	8,339	222,831	81,169	58,490
Shareholder servicing fees—Institutional shares	32,542	358,785	160,837	106,219
Chief compliance officer fees	957	13,530	5,719	3,487
Fund accounting fees	24,061	189,099	80,312	51,924
Transfer agent fees	6,584	134,156	53,673	32,496
Custodian fees	1,635	23,264	9,680	6,588
Trustee fees	2,092	14,797	6,841	4,519
Other expenses	11,821	152,053	67,575	50,437

Total expenses before fee reductions	219,012	3,076,197	1,272,993	866,777
Fees waived/expenses reimbursed by Investment Advisor	(57,232)	(930,589)	(338,806)	(230,591)
Fees waived by Administrator	(16,352)	(232,644)	(96,801)	(65,883)
Reimbursement by Sub-Administrator	(66,863)	—	—	—
Shareholder servicing fees waived—Investor shares	(8,325)	(220,196)	(79,468)	(56,733)
Shareholder servicing fees waived—Institutional shares	(32,542)	(358,785)	(160,837)	(106,219)

Net expenses	37,698	1,333,983	597,081	407,351

Net Investment Income	641,086	11,903,150	4,915,084	3,409,648

Realized/Unrealized Gains (Losses) on Investments:
Net realized gains (losses) from investment transactions	30,608	(3,155,341)	953,159	226,053
Change in unrealized appreciation/depreciation on investments	207,008	(15,141,511)	(8,027,824)	(4,908,084)

Net realized/unrealized gains (losses) on investments	237,616	(18,296,852)	(7,074,665)	(4,682,031)

Change in net assets resulting from operations	$878,702	$(6,393,702)	$(2,159,581)	$(1,272,383)

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Operations, Concluded

Year Ended August 31, 2008

	Balanced Fund	U.S. Large Cap Equity Fund*
Investment Income:
Interest income	$1,742,382	$—
Dividend income	802,049	148,969
Dividend income from affiliates	56,408	4,497

Total Income	2,600,839	153,466

Expenses:
Investment advisory fees	547,937	85,041
Administration fees	148,092	24,650
Distribution fees—Investor shares	47,705	5,061
Shareholder servicing fees—Investor shares	47,705	5,061
Shareholder servicing fees—Institutional shares	137,408	25,750
Chief compliance officer fees	4,063	728
Fund accounting fees	61,154	13,967
Transfer agent fees	22,861	7,807
Custodian fees	7,404	1,232
Trustee fees	5,079	1,953
Other expenses	63,148	15,681

Total expenses before fee reductions	1,092,556	186,931
Fees waived/expenses reimbursed by Investment Advisor	(288,777)	(35,742)
Fees waived by Administrator	(74,045)	(12,325)
Shareholder servicing fees waived—Investor shares	(45,852)	(4,870)
Shareholder servicing fees waived—Institutional shares	(137,408)	(25,750)

Net expenses	546,474	108,244

Net Investment Income	2,054,365	45,222

Realized/Unrealized Gains (Losses) on Investments:
Net realized gains from investment transactions	386,489	903,646
Change in unrealized appreciation/depreciation on investments	(6,635,911)	(1,248,617)

Net realized/unrealized losses on investments	(6,249,422)	(344,971)

Change in net assets resulting from operations	$(4,195,057)	$(299,749)

*	Formerly known as U.S. Tax-Efficient Large Cap Equity Fund.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Changes in Net Assets

	U.S. Treasury Fund		Cash Management Fund		Tax-Free Money Market Fund
	Year Ended August 31, 2008	Year Ended August 31, 2007(a)	Year Ended August 31, 2008	Year Ended August 31, 2007(a)	Year Ended August 31, 2008	Year Ended August 31, 2007(b)
From Investment Activities:
Operations:
Net investment income	$37,767,874	$55,682,041	$51,022,678	$57,432,382	$12,933,578	$10,529,996
Net realized gains from investment transactions	—	—	—	34	467	412

Change in net assets resulting from operations	37,767,874	55,682,041	51,022,678	57,432,416	12,934,045	10,530,408

Distributions to Shareholders:
From net investment income:
Administrative Shares	(22,060,273)	(40,954,402)	(26,624,101)	(36,620,581)	(92,155)	(22,080)
Service Shares	(3,105,314)	(1,456,818)	(335,714)	(105,365)	(24)	(1,403)
Institutional Shares	(12,602,834)	(13,030,530)	(24,062,873)	(20,671,020)	(591,469)	(172,518)
Select Shares	—	—	—	—	(12,249,926)	(10,329,076)

Change in net assets from shareholder distributions	(37,768,421)	(55,441,750)	(51,022,688)	(57,396,966)	(12,933,574)	(10,525,077)

Change in net assets from capital transactions	17,613,621	676,949,115	267,460,461	452,690,798	232,683,543	70,317,644

Change in net assets	17,613,074	677,189,406	267,460,451	452,726,248	232,684,014	70,322,975

Net Assets:
Beginning of period	1,560,691,096	883,501,690	1,222,275,579	769,549,331	350,981,663	280,658,688

End of period	$1,578,304,170	$1,560,691,096	$1,489,736,030	$1,222,275,579	$583,665,677	$350,981,663

Accumulated net investment income	$274,892	$275,439	$106,117	$106,127	$8,010	$7,127

(a)	For the period January 2, 2007 (commencement of operations) through August 31, 2007, for Service and Institutional Shares.
(b)	For the period January 2, 2007 (commencement of operations) through August 31, 2007, for the Administrative, Service, and Institutional Shares.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Changes in Net Assets, Continued

	U.S. Treasury Fund		Cash Management Fund		Tax-Free Money Market Fund
	Year Ended August 31, 2008	Year Ended August 31, 2007(a)	Year Ended August 31, 2008	Year Ended August 31, 2007(a)	Year Ended August 31, 2008	Year Ended August 31, 2007(b)
Share Transactions:*
Administrative Shares
Issued	1,380,946,183	1,963,059,140	3,666,440,556	4,066,609,739	34,346,414	4,656,407
Reinvested	83,655	221,597	307,384	934,880	20	19
Redeemed	(1,621,118,529)	(1,791,139,291)	(3,617,917,646)	(4,080,619,161)	(32,341,981)	(4,664)

Change in Administrative Shares	(240,088,691)	172,141,446	48,830,294	(13,074,542)	2,004,453	4,651,762

Service Shares
Issued	952,741,728	130,869,449	79,003,377	30,633,471	—	1,256,657
Reinvested	22	32	30	33	24	22
Redeemed	(767,829,326)	(91,798,438)	(77,109,840)	(23,039,076)	—	(1,255,657)

Change in Service Shares	184,912,424	39,071,043	1,893,567	7,594,428	24	1,022

Institutional Shares
Shares issued in merger	—	350,226,423	—	683,046,110	—	—
Issued	943,721,573	725,573,293	2,012,126,785	1,006,807,802	72,518,920	34,300,177
Reinvested	—	60,596	352,926	290,352	25	23
Redeemed	(870,931,687)	(610,123,475)	(1,795,743,123)	(1,231,971,736)	(48,393,539)	(21,881,514)

Change in Institutional Shares	72,789,886	465,736,837	216,736,588	458,172,528	24,125,406	12,418,686

Select Shares
Issued	—	—	—	—	1,778,283,979	1,126,968,191
Reinvested	—	—	—	—	47,812	140,770
Redeemed	—	—	—	—	(1,571,778,135)	(1,073,862,786)

Change in Select Shares	—	—	—	—	206,553,656	53,246,175

Change in shares:	17,613,619	676,949,326	267,460,449	452,692,414	232,683,539	70,317,645

(a)	For the period January 2, 2007 (commencement of operations) through August 31, 2007, for Service and Institutional Shares.
(b)	For the period January 2, 2007 (commencement of operations) through August 31, 2007, for the Administrative, Service, and Institutional Shares.
*	Share transactions are at net asset value of $1.00 per share.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Changes in Net Assets, Continued

	Intermediate Tax-Free Bond Fund		Short-Term Income Fund		Intermediate Bond Fund
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007
From Investment Activities:
Operations:
Net investment income	$641,086	$729,714	$11,903,150	$12,385,376	$4,915,084	$4,628,969
Net realized gains (losses) from investment transactions	30,608	(22,739)	(3,155,341)	270,918	953,159	145,415
Change in unrealized appreciation/depreciation on investments	207,008	(115,028)	(15,141,511)	665,848	(8,027,824)	242,790

Change in net assets resulting from operations	878,702	591,947	(6,393,702)	13,322,142	(2,159,581)	5,017,174

Distributions to Shareholders:
From net investment income:
Investor Shares	(111,347)	(129,496)	(4,248,072)	(4,043,238)	(1,506,448)	(1,208,546)
Institutional Shares	(468,415)	(665,101)	(7,222,741)	(7,931,159)	(3,140,051)	(3,298,826)
From net realized gains:
Investor Shares	(24)	(1,901)	(282,425)	(545,505)	(13,454)	(81,833)
Institutional Shares	(86)	(9,220)	(360,933)	(1,002,859)	(29,297)	(217,403)

Change in net assets from shareholder distributions	(579,872)	(805,718)	(12,114,171)	(13,522,761)	(4,689,250)	(4,806,608)

Change in net assets from capital transactions	(4,475,867)	424,485	1,951,704	(48,044,694)	(15,063,681)	1,942,252

Change in net assets	(4,177,037)	210,714	(16,556,169)	(48,245,313)	(21,912,512)	2,152,818

Net Assets:
Beginning of period	20,415,420	20,204,706	215,792,967	264,038,280	99,453,248	97,300,430

End of period	$16,238,383	$20,415,420	$199,236,798	$215,792,967	$77,540,736	$99,453,248

Accumulated net investment income/(loss)	$(5,575)	$(66,863)	$136,033	$683,766	$137,356	$56,411

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Changes in Net Assets, Continued

	Intermediate Tax-Free Bond Fund		Short-Term Income Fund		Intermediate Bond Fund
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007
Capital Transactions:
Investor Shares
Proceeds from shares issued	$536,717	$177,221	$15,096,323	$11,500,432	$13,419,637	$9,630,835
Dividends reinvested	74,081	87,195	3,805,078	3,938,178	1,404,730	1,205,156
Cost of shares redeemed	(937,890)	(683,781)	(53,210,662)	(29,088,019)	(11,427,749)	(8,606,816)

Change in net assets from Investor Shares	(327,092)	(419,365)	(34,309,261)	(13,649,409)	3,396,618	2,229,175

Institutional Shares
Proceeds from shares issued	3,261,688	4,297,081	83,901,412	47,328,428	7,106,809	16,524,493
Dividends reinvested	5,097	12,067	2,393,292	3,931,515	421,556	598,122
Cost of shares redeemed	(7,415,560)	(3,465,298)	(50,033,739)	(85,655,228)	(25,988,664)	(17,409,538)

Change in net assets from Institutional Shares	(4,148,775)	843,850	36,260,965	(34,395,285)	(18,460,299)	(286,923)

Change in net assets from capital transactions:	$(4,475,867)	$424,485	$1,951,704	$(48,044,694)	$(15,063,681)	$1,942,252

Share Transactions:
Investor Shares
Issued	50,437	16,742	1,498,776	1,132,806	1,310,626	939,382
Reinvested	6,992	8,269	381,094	387,874	138,692	117,541
Redeemed	(88,624)	(64,931)	(5,423,767)	(2,862,587)	(1,128,994)	(841,026)

Change in Investor Shares	(31,195)	(39,920)	(3,543,897)	(1,341,907)	320,324	215,897

Institutional Shares
Issued	307,025	406,999	8,390,957	4,664,471	693,220	1,613,163
Reinvested	480	1,140	243,713	387,504	41,404	58,270
Redeemed	(701,395)	(328,726)	(5,076,776)	(8,434,888)	(2,584,779)	(1,697,149)

Change in Institutional Shares	(393,890)	79,413	3,557,894	(3,382,913)	(1,850,155)	(25,716)

Change in shares:	(425,085)	39,493	13,997	(4,724,820)	(1,529,831)	190,181

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Changes in Net Assets, Continued

	Bond Fund		Balanced Fund		U.S. Large Cap Equity Fund*
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007
From Investment Activities:
Operations:
Net investment income	$3,409,648	$2,909,288	$2,054,365	$2,064,951	$45,222	$56,929
Net realized gains from investment transactions	226,053	47,512	386,489	6,533,120	903,646	1,041,288
Change in unrealized appreciation/depreciation on investments	(4,908,084)	(132,679)	(6,635,911)	593,441	(1,248,617)	893,564

Change in net assets resulting from operations	(1,272,383)	2,824,121	(4,195,057)	9,191,512	(299,749)	1,991,781

Distributions to Shareholders:
From net investment income:
Investor Shares	(1,135,688)	(1,097,204)	(474,708)	(560,328)	(6,561)	(5,455)
Institutional Shares	(2,171,429)	(1,771,876)	(1,464,109)	(1,503,874)	(48,036)	(40,226)
From net realized gains:
Investor Shares	—	(86,440)	(1,247,524)	(2,802,113)	—	—
Institutional Shares	—	(107,323)	(3,833,164)	(6,314,577)	—	—

Change in net assets from shareholder distributions	(3,307,117)	(3,062,843)	(7,019,505)	(11,180,892)	(54,597)	(45,681)

Change in net assets from capital transactions	(5,538,473)	12,309,881	(10,354,999)	(3,563,480)	(725,404)	(3,729,696)

Change in net assets	(10,117,973)	12,071,159	(21,569,561)	(5,552,860)	(1,079,750)	(1,783,596)

Net Assets:
Beginning of period	66,034,022	53,962,863	84,852,539	90,405,399	12,949,117	14,732,713

End of period	$55,916,049	$66,034,022	$63,282,978	$84,852,539	$11,869,367	$12,949,117

Accumulated net investment income	$28,877	$13,178	$332,519	$262,449	$2,779	$12,154

*	Formerly known as U.S. Tax-Efficient Large Cap Equity Fund.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Changes in Net Assets, Concluded

	Bond Fund		Balanced Fund		U.S. Large Cap Equity Fund*
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007
Capital Transactions:
Investor Shares
Proceeds from shares issued	$6,366,657	$8,114,556	$2,410,211	$2,615,438	$126,445	$204,095
Dividends reinvested	922,330	1,004,050	1,722,193	3,362,433	6,561	5,441
Cost of shares redeemed	(8,385,486)	(9,437,783)	(8,531,127)	(9,624,863)	(426,240)	(544,273)

Change in net assets from Investor Shares	(1,096,499)	(319,177)	(4,398,723)	(3,646,992)	(293,234)	(334,737)

Institutional Shares
Proceeds from shares issued	6,887,663	20,062,710	208,392	345,825	1,439,720	94,890
Dividends reinvested	486,324	338,975	5,291,745	7,814,186	5,100	4,176
Cost of shares redeemed	(11,815,961)	(7,772,627)	(11,456,413)	(8,076,499)	(1,876,990)	(3,494,025)

Change in net assets from Institutional Shares	(4,441,974)	12,629,058	(5,956,276)	83,512	(432,170)	(3,394,959)

Change in net assets from capital transactions:	$(5,538,473)	$12,309,881	$(10,354,999)	$(3,563,480)	$(725,404)	$(3,729,696)

Share Transactions:
Investor Shares
Issued	684,970	871,149	191,400	192,667	10,890	17,990
Reinvested	100,578	107,704	136,784	253,342	566	486
Redeemed	(914,598)	(1,014,979)	(645,493)	(718,405)	(36,508)	(47,621)

Change in Investor Shares	(129,050)	(36,126)	(317,309)	(272,396)	(25,052)	(29,145)

Institutional Shares
Issued	742,290	2,157,394	16,365	25,295	124,640	8,904
Reinvested	53,031	36,385	419,767	588,490	442	375
Redeemed	(1,298,520)	(836,215)	(908,530)	(593,958)	(160,197)	(321,963)

Change in Institutional Shares	(503,199)	1,357,564	(472,398)	19,827	(35,115)	(312,684)

Change in shares:	(632,249)	1,321,438	(789,707)	(252,569)	(60,167)	(341,829)

*	Formerly known as U.S. Tax-Efficient Large Cap Equity Fund.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

U.S. Treasury Fund

Schedule of Portfolio Investments

August 31, 2008

Principal Amount	Security Description	Amortized Cost
Repurchase Agreements (90.7%)
$300,840,712	Deutsche Bank Securities, Inc., 2.02%, 9/2/08, (Purchased on 08/29/08, proceeds at maturity $300,908,234, collateralized by U.S. Treasury Securities (2.50% - 6.13%), (9/30/08 - 8/15/29), fair value $304,768,071)	$300,840,712
230,000,000	JPMorgan Securities, Inc., 1.95%, 9/2/08, (Purchased on 08/29/08, proceeds at maturity $230,049,833, collateralized by U.S. Treasury Securities, (0.00% - 5.13%), (9/15/08 - 5/15/16), fair value $232,515,100)	230,000,000
300,000,000	Merrill Lynch Government Securities, Inc., 1.97%, 9/2/08, (Purchased on 08/29/08, proceeds at maturity $300,065,667, collateralized by U.S. Government Securities, (0.00% - 25.02%), (5/20/31 - 7/15/38), fair value $301,753,990)	300,000,000
300,000,000	Societe Generale New York, 2.00%, 9/2/08, (Purchased on 08/29/08, proceeds at maturity $300,066,667, collateralized by U.S. Treasury Securities, 0.00%, (11/13/08 - 11/15/21), fair value $306,000,039)	300,000,000

Principal Amount	Security Description	Amortized Cost
Repurchase Agreements, continued:
$300,000,000	UBS Financial Securities, Inc., 2.02%, 9/2/08, (Purchased on 08/29/08, proceeds at maturity $300,067,333, collateralized by U.S. Government Securities, (5.00% - 7.50%), (1/15/32 - 5/20/38), fair value $304,663,637)	$300,000,000

Total Repurchase Agreements		1,430,840,712

U.S. Treasury Obligations (9.5%)
U.S. Treasury Bill (9.5%)
150,000,000	1.37%, 9/11/08(a)	149,942,917

Total U.S. Treasury Obligations		149,942,917

Total Investments (Cost $1,580,783,629)(b)—100.2%		1,580,783,629
Liabilities in excess of other assets—(0.2)%		(2,479,459)

Net Assets—100.0%		$1,578,304,170

(a)	Rate represents the effective yield at purchase.
(b)	Cost and value for federal income tax and financial reporting purposes are the same.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Cash Management Fund

Schedule of Portfolio Investments

August 31, 2008

Principal Amount	Security Description	Amortized Cost
Certificates of Deposit (7.7%)
Banking & Financial Services (7.7%)
$30,000,000	Bank Of America Corp. CD, 2.67%, 11/25/08	$30,000,000
25,000,000	Calyon NY YCD, 2.63%, 10/16/08	25,000,000
30,000,000	Lloyds TSB Bank NY YCD, 2.58%, 9/25/08	30,000,000
30,000,000	Rabobank NY YCD, 2.68%, 11/19/08	30,000,000

Total Certificates of Deposit		115,000,000

Commercial Paper (46.9%)
Asset Backed (3.3%)
25,000,000	Edison Asset Securitization, 2.30%, 9/22/08(a)(b)	24,966,459
25,000,000	Sheffield Receivables, 2.45%, 9/3/08(a)(b)	24,996,597

		49,963,056

Banking (11.7%)
30,000,000	Abbey National NA, 2.71%, 10/27/08(a)	29,874,466
30,000,000	Bank Of Nova Scotia, 2.60%, 9/2/08(a)	29,997,842
30,000,000	Danske Corp., 2.51%, 10/21/08(a)(b)	29,895,833
30,000,000	Royal Bank Of Canada, 2.67%, 11/13/08(a)	29,838,792
25,000,000	UBS Finance, 2.79%, 10/31/08(a)	24,884,375
30,000,000	Wells Fargo & Co, 2.65%, 11/25/08	30,000,000

		174,491,308

Chemicals (1.7%)
25,000,000	BASF AG, 2.42%, 9/4/08(a)(b)	24,995,000

Diversified Manufacturing Operations (5.4%)
25,000,000	General Electric Capital Corp., 2.53%, 10/20/08(a)	24,914,931
25,000,000	IBM Corp., 2.07%, 9/3/08(a)(b)	24,997,125
30,000,000	Procter And Gamble, 2.08%, 9/4/08(a)(b)	29,994,800

		79,906,856

Financial Services (24.8%)
25,000,000	AIG Funding, 2.74%, 9/8/08(a)	24,986,875
25,000,000	American Express Credit Corp., 2.57%, 10/1/08(a)	24,946,667

Principal Amount	Security Description	Amortized Cost
Commercial Paper, continued:
Financial Services, continued:
$25,000,000	Atlantic Asset, 2.47%, 9/12/08(a)(b)	$24,981,208
30,000,000	BNP Paribas Finance, 2.70%, 10/31/08(a)	29,866,000
30,000,000	CBA (Delaware) Finance, 2.73%, 9/26/08(a)	29,943,542
30,000,000	Chevron Funding, 2.16%, 10/3/08(a)	29,942,667
30,000,000	ING America Insurance, 2.62%, 9/9/08(a)	29,982,666
30,000,000	Nordea North America, Inc., 2.49%, 9/2/08(a)	29,997,950
15,000,000	Novartis Finance, 2.08%, 9/12/08(a)(b)	14,990,467
15,000,000	Novartis Finance, 2.24%, 9/3/08(a)(b)	14,998,142
30,000,000	Shell International Finance, 2.16%, 9/18/08(a)(b)	29,969,541
25,000,000	Siemens Capital, 2.08%, 9/26/08(a)(b)	24,964,062
30,000,000	Total Capital, 2.27%, 9/30/08(a)(b)	29,945,383
30,000,000	Toyota Motor Credit Corp., 2.57%, 10/3/08(a)	29,932,267

		369,447,437

Total Commercial Paper		698,803,657

U.S. Government Agency Securities (16.1%)
	Federal Home Loan Bank
10,000,000	2.18%, 6/4/09(c)	10,000,000
60,000,000	2.15%, 3/20/09(c)	60,000,000
10,000,000	2.25%, 3/27/09(c)	10,000,000
10,000,000	2.26%, 4/16/09(c)	10,000,000
10,000,000	2.27%, 4/3/09(c)	10,000,000
20,000,000	2.38%, 4/7/09, Callable 10/7/08 @ 100	20,000,000
10,000,000	2.46%, 2/18/09(c)	10,000,000
10,000,000	2.63%, 4/30/09, Callable 10/30/08 @ 100	10,000,000
30,000,000	2.80%, 2/6/09	30,000,000
20,000,000	2.83%, 3/3/09, Callable 9/3/08 @ 100	20,000,000
50,000,000	Federal Home Loan Mortgage Corp., 2.46%, 4/2/09, Callable 10/2/08 @ 100	50,000,000

Total U.S. Government Agency Securities		240,000,000

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Cash Management Fund

Schedule of Portfolio Investments, Concluded

August 31, 2008

Principal Amount	Security Description	Amortized Cost
Repurchase Agreements (29.4%)
$170,898,546	Deutsche Bank Securities, Inc., 2.12%, 9/2/08, (Purchased on 08/29/08, proceeds at maturity $170,938,802, collateralized by U.S. Government Securities, (0.00% - 5.30%), (9/23/08 - 2/6/13), fair value $172,435,324)	$170,898,546
133,000,000	JPMorgan Securities, Inc., 2.05%, 9/2/08, (Purchased on 08/29/08, proceeds at maturity $133,030,294, collateralized by U.S. Government Securities, (0.00% - 6.20%), (9/2/08 - 12/9/16), fair value $135,659,532)	133,000,000

Principal Amount	Security Description	Amortized Cost
Repurchase Agreements, continued:
$133,000,000	UBS Financial Securities, Inc., 2.02%, 9/2/08, (Purchased on 08/29/08, proceeds at maturity $133,029,851, collateralized by U.S. Government Securities, 0.00%, (9/2/08 - 8/17/09), fair value $135,663,587)	$133,000,000

Total Repurchase Agreements		436,898,546

Total Investments (Cost $1,490,702,203)(d)—100.1%		1,490,702,203
Liabilities in excess of other assets—(0.1)%		(966,173)

Net Assets—100.0%		$1,489,736,030

(a)	Rate represents the effective yield at purchase.
(b)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(c)	Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2008. The date presented reflects the final maturity date.
(d)	Cost and value for federal income tax and financial reporting purposes are the same.

YCD—Yankee Certificate of Deposit

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Tax-Free Money Market Fund

Schedule of Portfolio Investments

August 31, 2008

Principal Amount	Security Description	Amortized Cost
Municipal Bonds (83.2%)
Alabama (3.4%)
$20,000,000	Montgomery Alabama Industrial Development Board, 2.15%, 5/1/21, Enhanced by: LOC(a)	$20,000,000

Alaska (1.8%)
10,200,000	Valdez Alaska Marine Term Revenue, 2.50%, 12/1/33, Enhanced by: LOC(a)	10,200,000

Colorado (4.3%)
8,500,000	Broomfield Colorado Urban Renewal, 1.86%, 12/1/30, Enhanced by: LOC(a)	8,500,000
10,000,000	Castle Rock Colorado Ctfs Partn, 1.70%, 9/1/37, Enhanced by: LOC(a)	10,000,000
6,625,000	Denver Colorado City & County Airport Revenue, 1.90%, 11/15/25, Enhanced by: LOC, AMT(a)	6,625,000

		25,125,000

District of Columbia (2.7%)
10,000,000	District of Columbia, 1.85%, 6/1/34, Enhanced by: LOC(a)	10,000,000
5,665,000	District of Columbia Revenue, 1.85%, 10/1/30, Enhanced by: LOC(a)	5,665,000

		15,665,000

Florida (7.4%)
17,750,000	Alachua County Florida Health Facilities Revenue, 2.42%, 12/1/12, Enhanced by: LOC(a)	17,750,000
10,000,000	Highlands County Florida Health Facility Auth Rev, 1.80%, 11/15/37, Enhanced by: LOC(a)	10,000,000
4,590,000	Orange County Florida Housing Financial Authority Multifamily Revenue, 2.02%, 8/15/35, Enhanced by: LOC, AMT(a)	4,590,000
11,100,000	Pinellas County Florida Health Facilities Authority Revenue, 2.42%, 7/1/36, Enhanced by: LOC(a)	11,100,000

		43,440,000

Principal Amount	Security Description	Amortized Cost
Municipal Bonds, continued:
Georgia (1.4%)
$2,135,000	Athens-Clarke County Georgia University Development Revenue, 1.85%, 4/1/31, Enhanced by: LOC(a)	$2,135,000
6,200,000	Richmond County Georgia Hospital Authority Revenue, 1.85%, 1/1/25, Enhanced by: LOC(a)	6,200,000

		8,335,000

Illinois (8.2%)
10,000,000	Aurora Illinois Economic Development Revenue, 1.80%, 6/1/29, Enhanced by: LOC(a)	10,000,000
8,100,000	Cook County Illinois Revenue, 1.87%, 5/1/35, Enhanced by: LOC(a)	8,100,000
7,500,000	Illinois Educational Facilities Authority Revenue, Elmhurst College, 1.85%, 3/1/33, Enhanced by: LOC(a)	7,500,000
10,000,000	Illinois Financial Authority Revenue, 1.86%, 11/1/41, Enhanced by: LOC(a)	10,000,000
5,500,000	Illinois Financial Authority Revenue Chicago Historical Society, 1.78%, 1/1/36, Enhanced by: LOC(a)	5,500,000
6,700,000	Quincy Illinois Revenue, Blessing Hospital Project, 1.85%, 11/15/33, Enhanced by: LOC(a)	6,700,000

		47,800,000

Indiana (6.4%)
11,500,000	Indiana State Development Financial Authority Revenue, 1.85%, 8/1/31, Enhanced by: LOC(a)	11,500,000
9,200,000	Indiana State Financial Authority Environmental Revenue, 1.75%, 6/1/35, Enhanced by: LOC(a)	9,200,000
16,715,000	Mount Vernon Indiana Pollution Control & Solid Waste Disposal Revenue, 2.15%, 12/1/14, Enhanced by: LOC(a)	16,715,000

		37,415,000

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Tax-Free Money Market Fund

Schedule of Portfolio Investments, Continued

August 31, 2008

Principal Amount	Security Description	Amortized Cost
Municipal Bonds, continued:
Kentucky (3.0%)
$4,900,000	Jefferson County Kentucky Student Housing, Industrial Building Revenue, 1.87%, 9/1/29, Enhanced by: LOC(a)	$4,900,000
7,315,000	Jeffersontown Kentucky Lease Program Revenue, 1.87%, 3/1/30, Enhanced by: LOC(a)	7,315,000
5,000,000	Louisville & Jefferson County Kymetro Government Industrial Building Revenue, 1.86%, 3/1/38, Enhanced by: LOC(a)	5,000,000

		17,215,000

Louisiana (4.5%)
3,400,000	Louisiana Housing Financial Agency Revenue, 1.90%, 12/1/25, Enhanced by: LOC(a)	3,400,000
22,600,000	Louisiana Local Government Environment Facilities Community Development Authority Revenue, 2.05%, 10/1/26, Insured by: FSA(a)	22,600,000

		26,000,000

Maryland (0.7%)
4,000,000	Chestertown Maryland Economic Development Project Revenue, 1.86%, 3/1/38, Enhanced by: LOC(a)	4,000,000

Michigan (1.3%)
5,800,000	Detroit Michigan Sewer Disposal Revenue, 3.00%, 7/1/27, Insured by: FSA(a)	5,800,000
1,951,000	Michigan State Strategic Fund, Solid Waste Disposal, Grayling Generating Project, 1.90%, 1/1/14, Enhanced by: LOC, AMT(a)	1,951,000

		7,751,000

Principal Amount	Security Description	Amortized Cost
Municipal Bonds, continued:
Missouri (2.0%)
$5,100,000	Jackson County Missouri Industrial Development Authority Recreational Facilities Revenue, 1.95%, 11/1/18, Enhanced by: LOC(a)	$5,100,000
6,800,000	Missouri State Health & Educational Facilities Authority, 1.80%, 2/1/31, Enhanced by: LOC(a)	6,800,000

		11,900,000

New Mexico (3.1%)
17,800,000	Farmington New Mexico Pollution Control Revenue, Series A, 2.48%, 5/1/24, Enhanced by: LOC(a)	17,800,000

North Carolina (2.7%)
15,815,000	North Carolina Capital Facilities Financial Agency Recreational Facilities Revenue, 1.85%, 4/1/29, Enhanced by: LOC(a)	15,815,000

Oregon (1.9%)
10,900,000	Oregon State Facilities Authority Revenue, 1.78%, 8/1/34, Enhanced by: LOC(a)	10,900,000

Pennsylvania (8.7%)
16,700,000	Beaver County Pennsylvania Industrial Authority Pollution Control Revenue, 2.43%, 4/1/41, Enhanced by: LOC(a)	16,700,000
10,600,000	Hamburg Pennsylvania Area School District, 2.04%, 5/15/25, Insured by: FSA(a)	10,600,000
9,085,000	Montgomery County Pa Indl Dev Auth Rev, 2.85%, 4/1/37, Enhanced by: LOC	9,085,000
14,455,000	Philadelphia Gas Works Revenue, 2.04%, 8/1/31, Insured by: FSA(a)	14,455,000

		50,840,000

South Carolina (1.7%)
9,835,000	Clarendon Hospital District Revenue, 1.88%, 10/1/26, Enhanced by: LOC(a)	9,835,000

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Tax-Free Money Market Fund

Schedule of Portfolio Investments, Continued

August 31, 2008

Principal Amount	Security Description	Amortized Cost
Municipal Bonds, continued:
Tennessee (2.4%)
$10,000,000	Jackson Tennessee Energy Authority Electric System Revenue, 1.86%, 4/1/29, Enhanced by: LOC(a)	$10,000,000
4,245,000	Montgomery County Tennessee Public Building Pooled Authority Revenue, 1.90%, 11/1/27, Enhanced by: LOC(a)	4,245,000

		14,245,000

Texas (5.2%)
8,000,000	Calhoun County Texas Industrial Development Authority Port Revenue, 1.94%, 11/1/15, Enhanced by: LOC, AMT(a)	8,000,000
22,300,000	Midlothian Texas Industrial Development Corporate Pollution Control Revenue, 1.80%, 12/1/09, Enhanced by: LOC(a)	22,300,000

		30,300,000

Utah (1.7%)
10,000,000	Emery County Utah Pollution Control Revenue, 1.85%, 7/1/15, Enhanced by: LOC(a)	10,000,000

Virginia (2.0%)
11,830,000	Falls Church Virginia Economic Development Authority Revenue, 1.85%, 7/1/31, Enhanced by: LOC(a)	11,830,000

Washington (1.1%)
6,600,000	Washington State Health Care Facilities Authority Lease Revenue, 1.85%, 1/1/32, Enhanced by: LOC(a)	6,600,000

West Virginia (1.7%)
10,000,000	West Virginia State Hospital Finance Authority Revenue, 1.90%, 10/1/36, Enhanced by: LOC(a)	10,000,000

Wisconsin (2.9%)
3,440,000	Beaver Dam Wisconsin Development Revenue, 1.84%, 12/1/36, Enhanced by: LOC(a)	3,440,000

Principal Amount	Security Description	Amortized Cost
Municipal Bonds, continued:
Wisconsin, continued:
$5,980,000	Wisconsin State Health & Educational Facilities Authority Revenue, 1.82%, 8/15/33, Enhanced by: LOC(a)	$5,980,000
7,500,000	Wisconsin State Health & Educational Facilities Authority Revenue, 1.85%, 3/1/36, Enhanced by: LOC(a)	7,500,000

		16,920,000

Wyoming (1.0%)
6,000,000	Sweetwater County Wyoming Pollution Control Revenue, 1.84%, 7/1/15, Enhanced by: LOC(a)	6,000,000

Total Municipal Bonds		485,931,000

Commercial Paper (14.1%)
Florida (4.7%)
10,690,000	City of Cape Coral Florida, 1.50%, 9/25/08, Enhanced by: LOC	10,690,000
4,500,000	City of Cape Coral Florida, 1.55%, 9/25/08, Enhanced by: LOC	4,500,000
12,000,000	Palm Beach Fl, 1.60%, 12/11/08, Enhanced by: LOC	12,000,000

		27,190,000

Illinois (0.9%)
5,000,000	Illinois Edl Facs, 1.60%, 11/6/08, Enhanced by: LOC	5,000,000

Massachusetts (1.7%)
10,000,000	Ma School Building Authority, 1.55%, 1/15/09, Enhanced by: LOC	10,000,000

New York (1.7%)
10,000,000	New York Metropolitan Transit Authority, 1.58%, 9/9/08, Enhanced by: LOC	10,000,000

Pennsylvania (1.7%)
10,000,000	Delaware County Pa Inustrial Dev Auth, 1.75%, 12/11/08, Enhanced by: LOC	10,000,000

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Tax-Free Money Market Fund

Schedule of Portfolio Investments, Concluded

August 31, 2008

Principal Amount	Security Description	Amortized Cost
Commercial Paper, continued:
Virginia (1.0%)
$5,995,000	Pennsylvania Port Authority, 1.60%, 11/13/08, Enhanced by: LOC	$5,995,000

Washington (1.0%)
6,000,000	Port Seattle Washington, 1.65%, 11/6/08, Enhanced by: LOC	6,000,000

West Virginia (1.4%)
8,000,000	W. Virginia Public Energy, 1.55%, 10/1/08, Enhanced by: LOC	8,000,000

Total Commercial Paper		82,185,000

Shares	Security Description	Amortized Cost
Investment Companies (2.7%)
4,684,628	Goldman Sachs Tax-Free Money Market Fund	$4,684,628
10,881,138	SEI Tax-Exempt Trust Institutional Money Market Fund, Class A	10,881,138

Total Investment Companies		15,565,766

Total Investments (Cost $583,681,766)(b)—100.0%		583,681,766
Liabilities in excess of other assets—0.0%		(16,089)

Net Assets—100.0%		$583,665,677

(a)	Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2008. The date presented reflects the final maturity date.
(b)	Cost and value for federal income tax and financial reporting purposes are the same.

AMT—Alternative Minimum Tax

FSA—Financial Security Assurance

LOC—Letter of Credit

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments

August 31, 2008

Principal Amount	Security Description	Value
Municipal Bonds (92.2%)
Arizona (0.1%)
$15,000	Phoenix Arizona, GO, Series A, 4.50%, 7/1/16, Callable 7/1/09 @ 100*	$15,144

California (1.0%)
10,000	Forestville California University School District, GO, 5.00%, 8/1/11, Insured by: FSA	10,702
10,000	Morgan Hill California University School District, GO, 5.00%, 8/1/12, Callable 8/1/11 @ 101, Insured by: FGIC*	10,875
80,000	Pomona California Public Financing Authority Revenue, 5.00%, 2/1/24, Callable 2/1/09 @ 101, Insured by: MBIA*	80,951
15,000	San Bernardino County California Transportation Authority, Series A, 4.88%, 3/1/10, Callable 3/1/09 @ 100.50, Insured by: FSA*	15,185
25,000	San Diego California Public Facilities Financing Authority Revenue, Series A, 4.38%, 9/2/12, Callable 9/2/09 @ 101, Insured by: AMBAC*	25,616
10,000	San Mateo County California Transportation District , 4.75%, 6/1/16, Callable 6/1/09 @ 100.5, Insured by: MBIA*	10,369
10,000	West Contra Costa California University School District, GO, 5.00%, 8/1/15, Callable 8/1/09 @ 101, Insured by: FGIC*	10,304

		164,002

Florida (0.3%)
25,000	Florida Municipal Loan Council Revenue, 4.50%, 4/1/13, Callable 4/1/09 @ 101, Insured by: MBIA*	25,407
20,000	West Palm Beach Florida, Utility System Revenue, 3.50%, 10/1/12, Callable 10/1/10 @ 100, Insured by: FSA*	20,202

		45,609

Georgia (0.3%)
25,000	Coweta County Georgia Development Authority Revenue, 5.13%, 1/1/17, Callable 1/1/10 @ 101, Insured by: AMBAC*	26,280

Principal Amount	Security Description	Value
Municipal Bonds, continued:
Georgia, continued:
$20,000	Dalton-Whitfield County Georgia Hospital Authority Revenue, 5.25%, 7/1/13, Callable 1/01/09 @ 101, Insured by: MBIA*	$20,784

		47,064

Illinois (14.6%)
500,000	Du Page County Illinois Community School District , 5.00%, 10/1/19, FSA	540,165
250,000	Illinois Health Facilities Authority Revenue, Series A, 5.50%, 2/15/15, Callable 2/15/11 @ 101, Insured by: FSA*	266,862
285,000	Joliet Illinois Waterworks & Sewage Revenue, Series A, 5.00%, 1/1/14, Callable 1/1/12 @ 100, Insured by: AMBAC*	299,541
15,000	University of Illinois Certificates, 4.25%, 10/1/09, Insured by: AMBAC	15,375
670,000	Will County Illinois Community High School Dist. No. 210 Lincoln-Way School Building., 5.00%, 1/1/17, Insured by: FGIC	722,494
500,000	Will County School District No. 122, GO, Series B, 5.10%, 11/1/15, Callable 11/1/11 @ 100, Insured by: FGIC*	526,395

		2,370,832

Indiana (9.7%)
390,000	Bartholomew County Indiana Building Corp., 4.25%, 7/15/14	400,561
305,000	Bartholomew County Indiana Building Corp., 4.25%, 7/15/15	310,600
845,000	New Albany Indiana Redevelopment Authority, 4.00%, 2/1/14	865,305

		1,576,466

Iowa (0.4%)
50,000	Iowa City Sewer Revenue, 4.10%, 7/1/12, Callable 7/1/10 @ 100, Insured by: FSA*	51,164
25,000	Iowa City Water Revenue, 4.75%, 7/1/12, Callable 10/15/08 @ 100, Insured by: FGIC*	25,030

		76,194

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2008

Principal Amount	Security Description	Value
Municipal Bonds, continued:
Kansas (1.6%)
$250,000	University of Kansas Hospital Authority Health Facilities Revenue, 5.70%, 9/1/20, Callable 9/1/09 @ 100, Insured by: AMBAC*	$259,923

Kentucky (0.1%)
5,000	Campbell & Kenton Counties Sanitary District Revenue, Series A, 5.00%, 8/1/17, Callable 8/1/11 @ 101, Insured by: FSA*	5,302
10,000	Kentucky State Turnpike Authority Economic Development Road Revenue, 5.15%, 7/1/19, Callable 7/1/11 @ 100, Insured by: FSA*	10,461

		15,763

Louisiana (0.2%)
10,000	Bossier City Louisiana Public Improvement Sales and Use Tax Revenue, 3.65%, 11/1/08, Insured by: AMBAC	10,032
25,000	Orleans Parish Louisiana Parishwide School District, GO, 4.80%, 9/1/09, Callable 3/1/09 @ 100, Insured by: FGIC*	25,040

		35,072

Michigan (10.4%)
490,000	Lake Orion Michigan Community School District, GO, 5.00%, 5/1/16, Callable 5/1/12 @ 100, Insured by: Q-SBLF*	521,532
110,000	Lake Orion Michigan Community School District, GO, 5.00%, 5/1/16, Prerefunded 5/1/12 @ 100, Insured by: Q-SBLF*	119,185
600,000	Michigan State Building Authority Revenue, Series I, 4.75%, 10/15/15, Callable 10/15/09 @ 100*	618,798
400,000	Novi Michigan Special Assessment, 4.75%, 10/1/14, Callable 10/1/08 @ 100, Insured by: AMBAC*	400,680
25,000	Ottawa County Michigan, GO, 5.05%, 8/1/14, Callable: 2/1/09 @ 100*	25,268

		1,685,463

Principal Amount	Security Description	Value
Municipal Bonds, continued:
Mississippi (0.4%)
$60,000	Mississippi Development Bank, Special Obligation Revenue, Series B, 5.55%, 7/1/16, Callable 7/1/10 @ 100, Insured by: FSA*	$63,646

Missouri (0.2%)
25,000	Missouri State Health & Education Facilities Authority Revenue, Washington University, 5.00%, 6/15/21, Callable 6/15/09 @ 100*	25,638
5,000	St. Louis Missouri Municipal Finance Corp., 5.40%, 2/15/12, Callable 2/15/09 @ 100, Insured by: AMBAC*	5,009

		30,647

Nebraska (0.1%)
10,000	Lincoln Nebraska, GO, 3.45%, 6/15/15, Callable 6/15/13 @ 100*	10,116

New York (0.2%)
25,000	New York City Transport Authority Revenue, 5.40%, 1/1/18, Insured by: FSA	27,885
5,000	New York State Urban Development Corp. Revenue, Series B, 4.75%, 1/1/28, Callable 1/1/09 @ 101, Insured by: AMBAC, ETM*	5,100

		32,985

Ohio (0.1%)
10,000	Alliance Ohio Water Works, 5.00%, 11/15/20, Callable 11/15/08 @ 101, Insured by: MBIA*	10,143

Oklahoma (7.9%)
200,000	Edmond Oklahoma Public Works Authority Utility Revenue, 5.60%, 7/1/19, Callable 7/1/09 @ 100, Insured by: AMBAC*	206,448
500,000	Oklahoma City Water Utilities Revenue, Series A, 5.00%, 7/1/16, Callable 7/1/09 @ 100*	511,180
50,000	Oklahoma County Independent School District 89, GO, 4.50%, 2/1/09, Insured by: FGIC	50,453
50,000	Oklahoma State Turnpike Authority, 5.00%, 1/1/15, Callable 1/1/09 @ 100, Insured by: FGIC*	50,562

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2008

Principal Amount	Security Description	Value
Municipal Bonds, continued:
Oklahoma, continued:
$285,000	Oklahoma University Board of Regents, Series A, 5.50%, 6/1/16, Callable 6/1/11 @ 100, Insured by: MBIA*	$308,569
150,000	University of Oklahoma Revenue , 3.70%, 6/1/13, Insured by: MBIA	154,940

		1,282,152

Oregon (0.0%)
5,000	Albany Oregon, GO, 4.25%, 3/1/10, Callable 3/1/09 @ 100, Insured by: FGIC*	5,067

Pennsylvania (7.1%)
50,000	Delaware County Pennsylvania , GO, 5.13%, 10/1/13, Callable 10/1/09 @ 100*	51,400
10,000	Delaware County Pennsylvania Authority Health Care Revenue, 5.38%, 11/15/23, Callable 11/15/08 @ 100, Insured by: Connie Lee, ETM(a)*	10,000
25,000	Downingtown Pennsylvania Area School District, GO, 3.90%, 3/1/10, Callable 3/1/09 @ 100, Insured by: FGIC*	25,032
250,000	Lackawanna County Pennsylvania , GO, Series A, 4.80%, 1/1/13, Callable 1/1/09 @ 100, Insured by: FGIC*	251,425
750,000	Pennsylvania State , GO, Third Series, 5.00%, 9/1/16, Callable 9/1/14 @ 100*	814,522

		1,152,379

Rhode Island (0.4%)
60,000	Providence Rhode Island, GO, 5.45%, 1/15/10, Callable 1/15/09 @ 100, Insured by: FSA*	60,453

Texas (22.6%)
30,000	Baytown Texas, GO, 4.75%, 2/1/11, Callable 8/1/09 @ 100*	30,053
275,000	Brazos River Authority Revenue, 5.13%, 5/1/19, Callable 5/1/09 @ 101, Insured by: AMBAC*	280,951
75,000	Clear Brook City Texas Municipal Utilities District , 5.13%, 2/1/26, Callable 2/1/11 @ 100, Insured by: FGIC*	79,560

Principal Amount	Security Description	Value
Municipal Bonds, continued:
Texas, continued:
$95,000	Conroe Texas Independent School District , GO, 4.90%, 2/15/17, Callable: 2/15/09 @ 100, Insured by: PSF-GTD*	$95,183
500,000	Dallas Texas Independent School District, GO, 4.50%, 8/15/14, Callable 8/15/09 @ 100, Insured by: PSF-GTD*	506,775
165,000	Del Rio Texas, GO, Series B, 4.50%, 7/1/16, Callable 7/1/12 @ 100, Insured by: AMBAC*	170,094
135,000	Fort Bend Texas Independent School District, GO, 5.13%, 8/15/22, Callable 8/15/10 @ 100, Insured by: PSF-GTD*	138,837
400,000	Houston, Texas, GO, 4.75%, 3/1/17, Callable 3/1/09 @ 100, Insured by: MBIA*	406,232
100,000	Houston, Texas , GO, 4.75%, 3/1/17, Callable 3/1/09 @ 100, Insured by: MBIA*	100,982
215,000	Lubbock Texas Independent School District, GO, 4.50%, 2/15/16, Callable 2/15/12 @ 100, Insured by: PSF-GTD*	221,686
40,000	McKinney Texas, GO, 4.70%, 8/15/14, Callabe 2/15/09 @100, Insured by: FSA	40,559
10,000	Montgomery County Texas Municipal Utility District No. 46, GO, 3.00%, 3/1/09, Insured by: FGIC	10,039
5,000	Northside Texas Independent School District, GO, 5.00%, 2/15/23, Callable 2/15/11 @ 100, Insured by: PSF-GTD*	5,325
5,000	Northside Texas Independent School District, GO, 5.00%, 2/15/23, Callable 2/15/11 @ 100, Insured by: PSF-GTD*	5,130
550,000	Pflugerville Texas, 4.75%, 8/1/20, Callable 8/1/13 @ 100, Insured by: FGIC*	555,291
350,000	Port Arthur Texas Naval District , GO, 4.88%, 3/1/17, Callable 3/1/09 @ 100, Insured by: AMBAC*	350,773

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Concluded

August 31, 2008

Principal Amount	Security Description	Value
Municipal Bonds, continued:
Texas, continued:
$50,000	Red River Authority Texas Pollution Control, 5.20%, 7/1/11, Callable 7/1/09 @ 100, Insured by: AMBAC*	$50,176
50,000	San Patricio Texas, Municipal Water District , 4.75%, 7/10/13, Callable 7/10/09 @ 100, Insured by: FSA*	51,288
265,000	Texas State, GO, Series B, 5.13%, 10/1/15, Callable 10/1/08 @ 101*	268,466
100,000	Texas State Public Finance Authority, Series B, 4.80%, 2/1/16, Callable 2/1/09 @ 100, Insured by: AMBAC*	101,319
200,000	Texas State University System, 5.00%, 3/15/20, Callable 3/15/12 @ 100, Insured by: FSA*	208,626

		3,677,345

Washington (7.0%)
300,000	Seattle Drain & Wastewater Revenue, 5.00%, 11/1/17, Callable 11/1/11 @ 100, Insured by: FGIC*	314,259
750,000	Washington State, GO, Series C, 5.00%, 1/1/17, Insured by: AMBAC	819,375

		1,133,634

West Virginia (0.1%)
10,000	Ohio County West Virginia Building Commission Revenue, 7.00%, 10/1/10, Callable 10/1/08 @ 100, ETM(a)*	10,062

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued:
Wisconsin (7.4%)
$20,000	Appleton Wisconsin Storm Water System Revenue, 4.00%, 4/1/17, Callable 4/1/13 @ 100, Insured by: MBIA*	$20,327
250,000	Milwaukee County Wisconsin, GO, Series A, 5.00%, 10/1/14, Callable 10/1/11 @ 100*	264,700
850,000	Wisconsin State, GO, Series B, 5.00%, 5/1/17, Insured by: FSA	917,736

		1,202,763

Total Municipal Bonds		14,962,924

Investments in Affiliates (5.8%)
948,900	American Performance Tax-Free Money Market Fund	948,900

Total Investments in Affiliates		948,900

Total Investments (Cost $15,491,795)(b)—98.0%		15,911,824
Other assets in excess of liabilities—2.0%		326,559

Net Assets—100.0%		$16,238,383

(a)	Security was fair valued at August 31, 2008, using procedures approved by the Board of Trustees.
(b)	Represents cost for financial reporting purposes.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

AMBAC—American Municipal Bond Assurance Corp.

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Corporation

FSA—Financial Security Assurance

GO—General Obligations Bond

MBIA—Municipal Bond Insurance Association

PSF-GTD—Public School Fund Guaranteed

Q-SBLF—Qualified School Bond Loan Fund

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments

August 31, 2008

Principal Amount	Security Description	Value
Asset Backed Securities (1.8%)
$383,878	ACLC Business Loan Receivables, Series 1998-2, Class A3, 6.69%, 4/15/20(a)	$381,735
328,382	ACLC Business Loan Receivables, Series 2000-1, Class A3F, 8.03%, 10/15/21(a)	327,417
1,000,000	Alesco Preferred Funding Ltd., Series 8A, Class C2, 5.73%, 12/23/35(a)(b)	650,000
343,572	Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12(a)	356,556
1,696,188	Bear Stearns Asset Backed Securities Trust, Series 2005-AC8, Class A5, 5.50%, 11/25/35	1,380,191
235,427	Captec Franchise Trust, Series 2000-1, Class A1, 7.89%, 10/15/10(a)	239,811
4,132	Countrywide Asset-Backed Certificates, Series 2004-13, Class AF3, 3.99%, 2/25/31	4,111
57,790	Countrywide Asset-Backed Certificates, Series 2002-S1, Class A5, 6.46%, 11/25/16(b)	55,052
116,254	PSB Lending Home Loan Owner Trust, Series 1997-4, Class M1, 8.38%, 5/20/24	114,351

Total Asset Backed Securities		3,509,224

Mortgage Backed Securities (70.2%)
31,019	ABN AMRO Mortgage Corp., Series 2003-1, Class A2, 5.00%, 2/25/18	30,977
370,904	ABN AMRO Mortgage Corp., Series 2002-10, Class 1A6, 5.75%, 1/25/33	369,240
597,429	ABN AMRO Mortgage Corp., Series 2002-10, Class 1A8, 5.75%, 1/25/33	555,771
70,000	Adjustable Rate Mortgage Trust, Series 2005-1, Class 2A22, 4.58%, 5/25/35(b)	61,108
214,011	Adjustable Rate Mortgage Trust, Series 2004-4, Class 1A1, 6.34%, 3/25/35(b)	187,781
33,815	American General Mortgage Loan Trust, Series 2006-1, Class A1, 5.75%, 12/25/35	33,659

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$550,000	American Home Mortgage Investment Trust, Series 2006-2, Class 3A2, 6.20%, 6/25/36	$537,947
591,861	Banc of America Alternative Loan Trust, Series 2004-5, Class 4A1, 5.00%, 6/25/19	530,240
511,348	Banc of America Alternative Loan Trust, Series 2004-9, Class 2CB2, 5.50%, 10/25/34	505,035
894,016	Banc of America Alternative Loan Trust, Series 2004-4, Class 4A1, 5.75%, 5/25/34	886,451
63,700	Banc of America Funding Corp., Series 2003-2, Class 2A1, 6.00%, 6/25/17	63,322
2,000,000	Banc Of America Mortgage Securities, Series 2004-E, Class 2A4, 4.11%, 6/25/34(b)	1,951,310
305,299	Banc of America Mortgage Securities, Series 2004-F, Class 2A7, 4.14%, 7/25/34(b)	298,699
121,696	Banc of America Mortgage Securities, Series 2003-H, Class 2A3, 4.31%, 9/25/33(b)	118,138
147,644	Banc of America Mortgage Securities, Series 2003-F, Class 2A1, 4.67%, 7/25/33(b)	142,569
80,053	Banc of America Mortgage Securities, Series 2004-E, Class 1A1, 4.56%, 6/25/34(b)	77,339
495,259	Banc of America Mortgage Securities, Series 2003-1, Class 2A4, 5.00%, 2/25/18	466,163
284,440	Banc of America Mortgage Securities, Series 2004-2, Class 2A1, 5.25%, 3/25/34	281,207
132,845	Banc of America Mortgage Securities, Series 2004-7, Class 5A10, 5.25%, 8/25/34	127,270
113,572	Banc of America Mortgage Securities, Series 2006-A, Class 2A1, 5.44%, 2/25/36(b)	100,101
244,783	Banc of America Mortgage Securities, Series 2003-2, Class 1A11, 5.50%, 4/25/33	244,604
79,076	Banc of America Mortgage Securities, Series 2003-8, Class 1A9, 5.50%, 11/25/33	77,900

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2008

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$614,429	Banc of America Mortgage Securities, Series 2005-2, Class 1A2, 5.50%, 4/25/35	$608,729
79,124	Banc of America Mortgage Securities, Series 2006-B, Class 2A1, 6.09%, 11/20/36(b)	68,279
467,307	Banc of America Mortgage Securities, Series 2004-2, Class 5A1, 6.50%, 10/25/31	465,170
420,869	Banc of America Mortgage Securities, Series 2004-1, Class 5A1, 6.50%, 9/25/33	399,168
50,000	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-4, Class A6, 3.89%, 6/25/34(b)	49,420
94,476	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-9, Class A1, 4.63%, 10/25/35(b)	87,952
128,895	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 15A1, 5.30%, 1/25/35(b)	124,639
39,925	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 1A1, 4.93%, 9/25/34(b)	28,880
236,279	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4, Class 1A1, 5.89%, 10/25/36(b)	182,589
33,175	Bear Stearns Alternative Trust, Series 2005-5, Class 26A1, 5.45%, 7/25/35(b)	23,859
461,539	Bear Stearns Alternative Trust, Series 2006-1, Class 21A2, 5.89%, 2/25/36(b)	331,598
380,417	Bear Stearns Mortgage Securities, Inc., Series 1997-6, Class 1A, 6.69%, 3/25/31(b)	365,269
1,472,770	Cendant Mortgage Corp., Series 2003-9, Class 2A2, 4.84%, 11/25/18(b)	1,435,233
61,479	Cendant Mortgage Corp., Series 2003-8, Class 1A2, 5.25%, 10/25/33	61,375
1,360,125	Cendant Mortgage Corp., Series 2003-9, Class 1A6, 5.25%, 11/25/33	1,345,754
56,559	Chase Funding Mortgage Loan Asset-Backed, Series 2001-4, Class 1A6, 6.24%, 1/25/13	54,471

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$224,005	Chase Mortgage Finance Corp., Series 2004-S1, Class A7, 4.50%, 2/25/19	$205,874
347,816	Chase Mortgage Finance Corp., Series 2003-S1, Class 2A1, 5.00%, 2/25/18	334,566
124,513	Chase Mortgage Finance Corp., Series 2004-S1, Class A3, 5.50%, 2/25/19	119,338
71,243	Chase Mortgage Finance Corp., Series 2003-S5, Class A4, 5.50%, 6/25/33	68,585
600,000	Chase Mortgage Finance Corp., Series 2005-S3, Class A4, 5.50%, 11/25/35	587,689
25,201	Chase Mortgage Finance Corp., Series 2003-S15, Class 1A1, 6.00%, 1/25/34	25,266
577,719	Chase Mortgage Finance Corp., Series 2006-S4, Class A3, 6.00%, 12/25/36	525,790
125,382	Chaseflex Trust, Series 2005-1, Class 2A4, 5.50%, 2/25/35	111,379
65,623	Chaseflex Trust, Series 2006-2, Class A1A, 5.59%, 9/25/36(b)	64,949
62,981	CIT Marine Trust, Series 1999-A, Class A4, 6.25%, 11/15/19	60,060
4,449,669	Citi Mortgage Alternative Loan Trust, Series 2007-A2, Class 1A5, 6.00%, 2/25/37	3,941,192
92,962	Citicorp Mortgage Securities, Inc., Series 2003-10, Class A2, 4.50%, 11/25/18	89,691
113,084	Citicorp Mortgage Securities, Inc., Series 2003-4, Class A4, 5.00%, 3/25/18	112,790
214,265	Citicorp Mortgage Securities, Inc., Series 2003-11, Class 2A3, 5.00%, 12/25/33	211,050
70,845	Citicorp Mortgage Securities, Inc., Series 2004-1, Class 1A1, 5.25%, 1/25/34	69,641
420,707	Citicorp Mortgage Securities, Inc., Series 2004-3, Class A9, 5.25%, 5/25/34	412,500
6,541	Citicorp Mortgage Securities, Inc., Series 2003-3, Class A4, 5.50%, 3/25/33	6,536

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2008

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$21,981	Citicorp Mortgage Securities, Inc., Series 2003-5, Class 1A1, 5.50%, 4/25/33	$22,023
1,475,029	Citicorp Mortgage Securities, Inc., Series 2004-8, Class 1A1, 5.50%, 10/25/34	1,414,586
135,474	Citicorp Mortgage Securities, Inc., Series 1994-3, Class A13, 6.50%, 2/25/24	135,232
20,686	Citicorp Residential Mortgage Securities, Inc., Series 2006-2, Class A1A, 5.87%, 9/25/36	20,617
172,304	Citigroup Mortgage Alternative Loan Trust, Series 2006-A3, Class 1A5, 6.00%, 7/25/36	154,047
189,258	Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A2A, 4.68%, 8/25/35(b)	167,090
23,845	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class WA1, 6.50%, 6/25/16	24,145
50,221	Citigroup Mortgage Loan Trust, Inc., Series 2004-2, Class 2A1, 6.50%, 8/25/18	50,506
351,937	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class WA2, 6.50%, 6/25/31	333,791
81,383	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 2CB3, 8.00%, 8/25/34	80,724
13,939	Commercial Mortgage Asset Trust, Series 1999-C1, Class A3, 6.64%, 1/17/32	14,041
91,991	Countrywide Alternative Loan Trust, Series 2005-24, Class 1A1, 4.39%, 7/20/35(b)	41,670
60,381	Countrywide Alternative Loan Trust, Series 2004-12CB, Class 1A1, 5.00%, 7/25/19	53,815
118,406	Countrywide Alternative Loan Trust, Series 2004-18CB, Class 3A1, 5.25%, 9/25/19	106,497
174,313	Countrywide Alternative Loan Trust, Series 2005-32T1, Class A1, 5.25%, 8/25/35	162,709
442,366	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 1A2, 5.50%, 7/25/34	426,373

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$247,493	Countrywide Alternative Loan Trust, Series 2004-14T2, Class A6, 5.50%, 8/25/34	$234,135
1,007,979	Countrywide Alternative Loan Trust, Series 2005-1CB, Class 2A2, 5.50%, 3/25/35	948,645
239,609	Countrywide Alternative Loan Trust, Series 2005-J13, Class 2A3, 5.50%, 11/25/35	207,486
160,014	Countrywide Alternative Loan Trust, Series 2005-70CB, Class A6, 5.50%, 12/25/35	129,695
2,004,159	Countrywide Alternative Loan Trust, Series 2005-86CB, Class A4, 5.50%, 2/25/36	1,708,593
183,726	Countrywide Alternative Loan Trust, Series 2006-2CB, Class A3, 5.50%, 3/25/36	161,300
4,225,692	Countrywide Alternative Loan Trust, Series 2006-2CB, Class A14, 5.50%, 3/25/36	3,355,035
479,913	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 2A3, 5.50%, 4/25/36	450,335
103,976	Countrywide Alternative Loan Trust, Series 2003-J1, Class 4A1, 6.00%, 10/25/32	91,268
53,117	Countrywide Alternative Loan Trust, Series 2004-J2, Class 7A1, 6.00%, 12/25/33	43,008
80,249	Countrywide Alternative Loan Trust, Series 2004-35T2, Class A1, 6.00%, 2/25/35	73,834
375,870	Countrywide Alternative Loan Trust, Series 2006-J2, Class A3, 6.00%, 4/25/36	327,622
3,609,583	Countrywide Alternative Loan Trust, Series 2006-5T2, Class A3, 6.00%, 4/25/36	2,806,884
2,632,501	Countrywide Alternative Loan Trust, Series 2006-19CB, Class A7, 6.00%, 8/25/36	2,126,842
129,375	Countrywide Alternative Loan Trust, Series 2006-31CB, Class A16, 6.00%, 11/25/36	107,479
722,042	Countrywide Alternative Loan Trust, Series 2006-J8, Class A2, 6.00%, 2/25/37	529,170

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2008

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$132,462	Countrywide Alternative Loan Trust, Series 2006-43CB, Class 1A4, 6.00%, 2/25/37	$126,221
1,050,541	Countrywide Alternative Loan Trust, Series 2006-43CB, Class 1A7, 6.00%, 2/25/37	795,352
149,000	Countrywide Alternative Loan Trust, Series 2004-J6, Class 2A1, 6.50%, 11/25/31	115,987
248,274	Countrywide Alternative Loan Trust, Series 2004-J8, Class 2A1, 7.00%, 8/25/34	172,861
123,401	Countrywide Home Equity Loan Trust, Series 2004-C, Class F, 2.69%, 1/15/34(b)	69,309
126,028	Countrywide Home Loans, Series 2003-58, Class 2A2, 4.64%, 2/19/34(b)	120,184
163,619	Countrywide Home Loans, Series 2003-J7, Class 3A2, 4.50%, 8/25/18	157,368
352	Countrywide Home Loans, Series 2002-31, Class A6, 4.50%, 1/25/33	352
326,655	Countrywide Home Loans, Series 2004-12, Class 12A1, 4.71%, 8/25/34(b)	296,130
73,520	Countrywide Home Loans, Series 2003-60, Class 2A1, 4.87%, 2/25/34(b)	71,551
273,830	Countrywide Home Loans, Series 2002-35, Class 4A3, 5.00%, 2/25/18	264,942
597,653	Countrywide Home Loans, Series 2002-38, Class A2, 5.00%, 2/25/18	595,976
152,457	Countrywide Home Loans, Series 2002-35, Class 3A1, 5.00%, 2/25/18	147,590
540,059	Countrywide Home Loans, Series 2003-14, Class A19, 5.00%, 6/25/33	534,775
42,103	Countrywide Home Loans, Series 2003-J7, Class 2A2, 5.00%, 8/25/33	42,019
95,490	Countrywide Home Loans, Series 2003-1, Class 1A10, 5.25%, 3/25/33	94,776

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$1,050,301	Countrywide Home Loans, Series 2002-19, Class 2A4, 5.50%, 11/25/17	$1,011,811
108,012	Countrywide Home Loans, Series 2003-14, Class A2, 5.50%, 6/25/33	107,194
67,609	Countrywide Home Loans, Series 2003-J5, Class 1A1, 5.50%, 7/25/33	67,188
356,649	Countrywide Home Loans, Series 2004-1, Class A6, 5.50%, 2/25/34	356,826
540,224	Countrywide Home Loans, Series 2005-13, Class A1, 5.50%, 6/25/35	535,315
1,387,424	Countrywide Home Loans, Series 2002-21, Class A1, 5.75%, 11/25/17	1,325,979
155,688	Countrywide Home Loans, Series 2002-J5, Class 1A14, 5.75%, 1/25/33	156,150
405,143	Countrywide Home Loans, Series 2004-13, Class 2A17, 5.75%, 8/25/34	404,198
156,793	Countrywide Home Loans, Series 2005-8R, Class A4, 6.00%, 10/25/34	154,297
333,805	Countrywide Home Loans, Series 2006-20, Class 1A6, 6.00%, 2/25/37	317,433
1,100,000	Countrywide Home Loans, Series 2006-16, Class 3A4, 6.50%, 11/25/36	907,826
3,957	Countrywide Home Loans, Series 2003-42, Class 1A1, 5.38%, 9/25/33(b)	3,813
359,217	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR7, Class 2A1, 4.59%, 11/25/34(b)	334,077
88,814	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 7A1, 5.00%, 9/25/15	86,422
824,965	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 8A1, 5.00%, 9/25/18	813,673
385,402	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-08, Class 1A2, 5.25%, 12/25/34	342,044

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2008

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$156,287	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-7, Class 1A9, 5.25%, 8/25/35	$152,576
35,890	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-34, Class 4A1, 5.50%, 11/25/17	34,398
158,733	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 5A1, 5.50%, 2/25/19	144,635
3,339	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-10, Class 1A1, 5.50%, 5/25/33	3,330
211,773	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-21, Class 3A1, 5.50%, 8/25/33	211,080
5,101,321	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 1A1, 5.50%, 10/25/33	4,772,628
20,387	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-8, Class 4A4, 5.50%, 12/25/34	18,982
220,743	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-8, Class 8A2, 5.50%, 12/25/34	215,725
287,369	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 1A1, 5.75%, 2/25/34	279,731
916,587	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 2A2, 6.00%, 2/25/34	815,476
330,280	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-AR28, Class CB3, 6.12%, 11/25/32(b)	222,678
263,579	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1, 6.50%, 4/25/33	243,838
370,060	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-29, Class 7A1, 6.50%, 12/25/33	306,572
62,952	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR2, Class 2A1, 7.00%, 2/25/33(b)	62,343
145,631	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-1, Class 1A1, 7.00%, 2/25/33	137,154
1,671,546	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-10, Class 2A1, 7.50%, 5/25/32	1,577,400

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$266,171	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-10, Class 2B1, 7.50%, 5/25/32	$206,103
187,401	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-34, Class 1A1, 7.50%, 12/25/32	182,888
178,886	Credit Suisse Mortgage Capital Certificates, Series 2006-1, Class 3A20, 5.75%, 2/25/36	178,023
87,876	Deutsche Mortgage Securities, Inc., Series 2006-AB4, Class A1B1, 2.56%, 10/25/36(b)	86,179
110,000	Deutsche Mortgage Securities, Inc., Series 2004-5, Class A3, 5.59%, 7/25/34	96,539
68,580	Deutsche Mortgage Securities, Inc., Series 2006-AB4, Class A1A, 6.01%, 10/25/36	66,961
107,343	Fannie Mae, Series 2003-24, Class BA, 4.00%, 4/25/17	106,492
21,288	Fannie Mae, Series 2004-90, Class XN, 4.35%, 3/25/34	20,869
44,138	Fannie Mae, Series 2003-81, Class TB, 4.50%, 9/25/18	42,197
364,375	Fannie Mae, 4.87%, 1/1/35, Pool #805386(b)	366,655
9,944	Fannie Mae, Series 2003-13, Class PG, 5.00%, 11/25/32	10,011
5,083	Fannie Mae, Series 2005-87, Class CL, 5.00%, 10/25/35	5,072
87,121	Fannie Mae, 5.49%, 2/1/30, Pool #556998(b)	88,360
22,672	Fannie Mae, Series 1999-1, Class K, 5.50%, 12/25/08	22,666
183,025	Fannie Mae, Series 2003-1, Class A, 5.50%, 8/25/30	186,135
8,938	Fannie Mae, Series 2001-53, Class CL, 5.50%, 6/25/31	8,922
72,629	Fannie Mae, Series 2002-63, Class CG, 5.50%, 6/25/31	73,595
204,041	Fannie Mae, Series 2001-W4, Class AF6, 5.61%, 1/25/32(b)	190,484
88,731	Fannie Mae, 5.65%, 12/1/22, Pool #303247(b)	89,124
206,591	Fannie Mae, Series 2006-10, Class LC, 5.75%, 9/25/20	209,381
105,109	Fannie Mae, 5.75%, 7/1/27, Pool #123496(b)	105,104

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2008

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$272,170	Fannie Mae, 5.80%, 7/1/36, Pool #892882(b)	$276,991
69,467	Fannie Mae, 5.89%, 6/1/32, Pool #725286(b)	70,953
31,447	Fannie Mae, Series 1992-129, Class L, 6.00%, 7/25/22	32,242
8,814	Fannie Mae, Series 2003-46, Class TC, 6.00%, 5/25/30	8,810
566,274	Fannie Mae, Series 2513, Class PD, 6.00%, 2/15/32	580,932
26,091	Fannie Mae, 6.35%, 6/1/19, Pool #91574(b)	26,350
8,255	Fannie Mae, Series G94-2, Class D, 6.45%, 1/25/24	8,481
26,476	Fannie Mae, Series 1993-183, Class K, 6.50%, 7/25/23	27,064
191,588	Fannie Mae, Series 2006-63, Class AE, 6.50%, 10/25/33	197,506
565,294	Fannie Mae, Series 2005-112, Class BL, 6.50%, 12/25/35	576,770
56,923	Fannie Mae, Series 1993-255, Class C, 6.55%, 12/25/23	57,412
68,840	Fannie Mae, Series 2001-W1, Class AF6, 6.90%, 7/25/31	66,016
1,394	Fannie Mae, Series 1991-108, Class J, 7.00%, 9/25/21	1,471
17,140	Fannie Mae, Series 1993-250, Class Z, 7.00%, 12/25/23	18,000
1,520	Fannie Mae, 7.50%, 10/1/09, Pool #303057	1,532
98,759	Fannie Mae, Series 1991-165, Class L, 7.50%, 12/25/21	100,674
5,475	Fannie Mae, Series 1992-195, Class C, 7.50%, 10/25/22	5,830
26,000	Fannie Mae, Series 1996-42, Class LL, 7.50%, 9/25/26	27,575
11,672	Fannie Mae, Series 1992-34, Class G, 8.00%, 3/25/22	12,210
76,419	Fannie Mae Whole Loan, Series 2001-W2, Class AF6, 6.59%, 10/25/31	75,807
23,869	First Horizon ABS Trust, Series 2004-HE4, Class A2, 4.07%, 7/25/19	22,912
86,550	First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1, 5.31%, 9/25/34(b)	77,267
265,817	First Horizon Alternative Mortgage Securities, Series 2005-FA1, Class 1A6, 5.50%, 3/25/35	260,674

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$484,978	First Horizon Alternative Mortgage Securities, Series 2006-FA3, Class A6, 6.00%, 7/25/36	$446,960
233,716	First Horizon Alternative Mortgage Securities, Series 2004-FA1, Class 1A1, 6.25%, 10/25/34	189,237
214,030	First Horizon Alternative Mortgage Securities, Series 2006-FA5, Class A3, 6.25%, 8/25/36	197,660
354,874	First Horizon Mortgage Pass-Through Trust, Series 2004-1, Class 2A1, 4.75%, 3/25/19	348,990
154,429	First Horizon Mortgage Pass-Through Trust, Series 2003-1, Class 2A1, 5.00%, 3/25/18	145,357
83,334	First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 2A1, 5.33%, 10/25/35(b)	70,578
406,158	First Horizon Mortgage Pass-Through Trust, Series 2003-10, Class 1A2, 5.50%, 1/25/34	403,193
787,748	First Horizon Mortgage Pass-Through Trust, Series 2006-2, Class 1A12, 6.00%, 8/25/36	744,036
40,599	Freddie Mac, Series 2695, Class GU, 3.50%, 11/15/22	40,550
47,452	Freddie Mac, Series 1228, Class M, 3.56%, 3/15/22(b)	47,412
97,622	Freddie Mac, Series 2752, Class EJ, 4.00%, 2/15/14	93,496
50,495	Freddie Mac, Series 2672, Class NF, 4.00%, 12/15/16	49,703
2,261	Freddie Mac, Series 2542, Class AF, 4.50%, 11/15/11	2,258
11,656	Freddie Mac, Series 2508, Class CR, 4.50%, 3/15/16	11,670
12,682	Freddie Mac, 4.50%, 3/1/17, Pool #350044(b)	12,679
1,214,887	Freddie Mac, Series 2877, Class JD, 4.50%, 3/15/19	1,167,745
41,495	Freddie Mac, Series 2835, Class DG, 4.50%, 12/15/20	41,594
16,887	Freddie Mac, Series 2957, Class KJ, 4.50%, 10/15/24	16,938
417,994	Freddie Mac, Series 2573, Class GA, 5.00%, 1/15/13	422,011
8,414	Freddie Mac, Series 2497, Class NF, 5.00%, 1/15/16	8,425

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2008

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$218,594	Freddie Mac, Series 2478, Class BG, 5.00%, 12/15/21	$220,243
128,538	Freddie Mac, Series 2516, Class EC, 5.00%, 2/15/22	129,682
12,458	Freddie Mac, Series 3125, Class A, 5.13%, 12/15/13	12,475
648,954	Freddie Mac, Series 2528, Class ME, 5.25%, 5/15/30	650,466
2,145	Freddie Mac, 5.50%, 1/1/14, Pool #E77412	2,164
91,773	Freddie Mac, 5.84%, 4/1/36, Pool #1N0148(b)	93,441
6,969	Freddie Mac, Series 2425, Class MD, 6.00%, 2/15/21	7,013
36,603	Freddie Mac, Series 2113, Class QE, 6.00%, 11/15/27	36,716
243,907	Freddie Mac, Series 2064, Class M, 6.00%, 6/15/28	248,480
13,937	Freddie Mac, Series 2426, Class GH, 6.00%, 8/15/30	13,954
208,341	Freddie Mac, Series 2523, Class BD, 6.00%, 1/15/32	213,693
26,763	Freddie Mac, Series 1599, Class C, 6.10%, 10/15/23	27,561
71,000	Freddie Mac, Series 2454, Class LL, 6.25%, 4/15/32	73,398
30,458	Freddie Mac, 6.50%, 12/1/11, Pool #E20275	31,560
33,900	Freddie Mac, Series 180, Class H, 6.50%, 9/15/21	35,496
12,221	Freddie Mac, Series 1173, Class E, 6.50%, 11/15/21	12,409
52,800	Freddie Mac, Series 1643, Class E, 6.50%, 5/15/23	53,678
14,597	Freddie Mac, Series 1558, Class D, 6.50%, 7/15/23	14,876
7,000	Freddie Mac, Series 2290, Class LL, 6.50%, 2/15/31	7,247
11,906	Freddie Mac, Series 1568, Class D, 6.75%, 8/15/23	12,194
20,842	Freddie Mac, Series 114, Class H, 6.95%, 1/15/21	20,812
5,102	Freddie Mac, Series 139, Class G, 7.00%, 4/15/21	5,394
15,791	Freddie Mac, Series 1163, Class JA, 7.00%, 11/15/21	15,771
633	Freddie Mac, Series 1217, Class I, 7.00%, 3/15/22	634

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$8,790	Freddie Mac, Series 1474, Class E, 7.00%, 2/15/23	$9,104
5,000	Freddie Mac, Series 53, Class A, 7.13%, 7/20/26	5,313
5,062	Freddie Mac, 8.00%, 12/1/09, Pool #182015	5,165
89,554	Freddie Mac, Series 33, Class D, 8.00%, 4/15/20	93,566
20,331	Freddie Mac, Series 1310, Class J, 8.00%, 6/15/22	21,430
14,622	Freddie Mac, Series 1312, Class I, 8.00%, 7/15/22	15,704
222,318	Freddie Mac, Series 85, Class C, 8.60%, 1/15/21	235,930
3,441,360	Fremont Home Loan Trust, Series 2004-3, Class M5, 3.72%, 11/25/34(b)	2,818,055
514,719	GMAC Mortgage Corp. Loan Trust, Series 2003-J4, Class 3A1, 4.75%, 9/25/18	499,155
245,349	GMAC Mortgage Corp. Loan Trust, Series 2003-J1, Class A3, 5.25%, 3/25/18	240,867
156,395	GMAC Mortgage Corp. Loan Trust, Series 2004-J1, Class A2, 5.25%, 4/25/34	155,206
634,916	GMAC Mortgage Corp. Loan Trust, Series 2005-AR6, Class 3A1, 5.30%, 11/19/35(b)	565,838
314,459	GMAC Mortgage Corp. Loan Trust, Series 2004-J4, Class A1, 5.50%, 9/25/34	309,029
72,818	Government National Mortgage Assoc., 3.75%, 5/20/34, Pool #80916(b)	72,355
36,272	Government National Mortgage Assoc., 5.00%, 11/20/29, Pool #876947(b)	36,434
26,197	Government National Mortgage Assoc., 5.13%, 12/20/18, Pool #8437(b)	26,441
11,384	Government National Mortgage Assoc., 5.13%, 12/20/21, Pool #8889(b)	11,492
12,009	Government National Mortgage Assoc., 5.13%, 12/20/27, Pool #80141(b)	12,099
12,270	Government National Mortgage Assoc., 5.25%, 3/20/29, Pool #80263(b)	12,292

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2008

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$10,000	Government National Mortgage Assoc., Series 2002-70, Class TN, 5.25%, 10/20/29	$10,033
24,613	Government National Mortgage Assoc., 5.38%, 1/20/23, Pool #8123(b)	24,769
22,433	Government National Mortgage Assoc., 5.38%, 1/20/25, Pool #8580(b)	22,605
28,351	Government National Mortgage Assoc., 5.38%, 1/20/25, Pool #8585(b)	28,549
11,772	Government National Mortgage Assoc., 5.38%, 3/20/26, Pool #8832(b)	11,835
12,668	Government National Mortgage Assoc., 5.50%, 2/20/16, Pool #8103(b)	12,860
5,060	Government National Mortgage Assoc., Series 2001-56, Class PQ, 6.00%, 8/20/30	5,071
53,365	Government National Mortgage Assoc., Series 2001-62, Class PG, 6.00%, 1/20/31	54,059
72,229	Government National Mortgage Assoc., Series 2002-52, Class CJ, 6.00%, 9/20/31	73,708
1,389	Government National Mortgage Assoc., 6.50%, 7/15/23, Pool #350795	1,438
629	Government National Mortgage Assoc., 6.50%, 12/15/25, Pool #414856	652
13,914	Government National Mortgage Assoc., Series 2002-12, Class MB, 6.50%, 10/20/31	14,239
2,666	Government National Mortgage Assoc., 7.00%, 9/15/09, Pool #380616	2,766
583	Government National Mortgage Assoc., 7.00%, 4/20/24, Pool #1655	621
669	Government National Mortgage Assoc., 7.00%, 11/20/26, Pool #2320	712
1,238	Government National Mortgage Assoc., 7.50%, 3/15/24, Pool #376439	1,332
170,710	GSR Mortgage Loan Trust, Series 2003-3F, Class 2A1, 4.50%, 4/25/33	150,292

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$341,101	GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1, 4.56%, 11/25/35(b)	$296,627
1,287,854	GSR Mortgage Loan Trust, Series 2003-3F, Class 1A2, 5.00%, 4/25/33	1,211,405
428,579	GSR Mortgage Loan Trust, Series 2005-8F, Class 7A1, 5.50%, 10/25/20	414,039
188,675	GSR Mortgage Loan Trust, Series 2002-3F, Class 1AA, 6.00%, 8/25/16	188,443
13,522	GSR Mortgage Loan Trust, Series 2004-2F, Class 9A1, 6.00%, 9/25/19	13,627
239,672	GSR Mortgage Loan Trust, Series 2005-8F, Class 3A4, 6.00%, 11/25/35	231,522
241,319	GSR Mortgage Loan Trust, Series 2005-AR2, Class 1A2, 6.38%, 4/25/35(b)	213,910
119,323	GSR Mortgage Loan Trust, Series 2004-2F, Class 11A1, 7.00%, 9/25/19	121,551
139,486	Harborview Mortgage Loan Trust, Series 2005-14, Class 3A1A, 5.30%, 12/19/35(b)	133,291
387,413	Harborview Mortgage Loan Trust, Series 2004-10, Class 3A1B, 6.86%, 1/19/35(b)	387,413
30,618	IMC Home Equity Loan Trust, Series 1998-1, Class A6, 7.02%, 6/20/29(b)	30,574
323,929	Indymac Index Mortgage Loan Trust, Series 2004-AR4, Class 3A, 4.59%, 8/25/34(b)	307,899
70,512	Indymac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, 5.77%, 8/25/34(b)	53,439
166,978	Indymac Index Mortgage Loan Trust, Series 2006-AR13, Class A1, 6.07%, 7/25/36(b)	128,935
360,364	Indymac Index Mortgage Loan Trust, Series 2006-AR25, Class 4A2, 6.11%, 9/25/36(b)	272,131
180,346	Indymac Index Mortgage Loan Trust, Series 2006-AR19, Class 1A2, 6.38%, 8/25/36(b)	120,891
29,974	Indymac Index Mortgage Loan Trust, Series 2004-AR6, Class 3A2, 6.03%, 10/25/34(b)	29,901

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2008

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$321,028	JP Morgan Adjustable Rate Mortgage Trust, Series 2005-A2, Class 3A1, 4.89%, 4/25/35(b)	$314,168
50,000	JP Morgan Adjustable Rate Mortgage Trust, Series 2005-A7, Class 1A2, 4.98%, 10/25/35(b)	45,162
87,000	JP Morgan Adjustable Rate Mortgage Trust, Series 2005-A6, Class 3A2, 5.21%, 9/25/35(b)	76,283
72,982	JP Morgan Adjustable Rate Mortgage Trust, Series 2006-A5, Class 3A4, 5.95%, 8/25/36(b)	68,776
508,731	JP Morgan Alternative Loan Trust, Series 2006-A7, Class 2A8, 5.75%, 12/25/36	210,685
10,595,962	JP Morgan Alternative Loan Trust, Series 2006-S1, Class 1A16, 6.00%, 3/25/36	9,218,487
94,350	JP Morgan Mortgage Trust, Series 2005-A4, Class 3A1, 5.17%, 7/25/35(b)	86,959
144,920	JP Morgan Mortgage Trust, Series 2006-S1, Class 3A3, 5.50%, 4/25/36	142,284
132,731	Lehman Mortgage Trust, Series 2005-2, Class 2A3, 5.50%, 12/25/35	127,147
163,133	Lehman Mortgage Trust, Series 2005-3, Class 1A3, 5.50%, 1/25/36	156,247
145,383	Master Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, 4.16%, 4/21/34(b)	135,022
21,686	Master Alternative Loans Trust, Series 2004-3, Class 3A1, 6.00%, 4/25/34	18,644
637,860	Master Alternative Loans Trust, Series 2003-7, Class 5A1, 6.25%, 11/25/33	555,171
991,992	Master Alternative Loans Trust, Series 2004-3, Class 5A1, 6.50%, 3/25/34	871,403
83,149	Master Alternative Loans Trust, Series 2004-3, Class 6A1, 6.50%, 4/25/34	68,884
354,566	Master Alternative Loans Trust, Series 2003-8, Class 4A1, 7.00%, 12/25/33	300,052

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$81,298	Master Alternative Loans Trust, Series 2004-1, Class 3A1, 7.00%, 1/25/34	$60,669
28,379	Master Alternative Loans Trust, Series 2004-3, Class 8A1, 7.00%, 4/25/34	22,597
281,132	Master Alternative Loans Trust, Series 2004-5, Class 6A1, 7.00%, 6/25/34	209,795
885,175	Master Asset Securitization Trust, Series 2003-3, Class 2A1, 5.00%, 4/25/18	861,201
23,705	Master Asset Securitization Trust, Series 2003-4, Class 2A2, 5.00%, 5/25/18	23,652
415,918	Master Asset Securitization Trust, Series 2003-11, Class 7A6, 5.25%, 2/25/15	402,665
326,773	Master Asset Securitization Trust, Series 2002-8, Class 1A2, 5.25%, 12/25/17	324,288
350,402	Master Asset Securitization Trust, Series 2003-8, Class 3A9, 5.25%, 9/25/33	341,120
154,891	Master Asset Securitization Trust, Series 2002-7, Class 1A1, 5.50%, 11/25/17	149,768
187,632	Master Asset Securitization Trust, Series 2003-3, Class 5A1, 5.50%, 4/25/18	184,993
1,457,255	Master Asset Securitization Trust, Series 2004-9, Class 2A1, 5.50%, 9/25/34	1,432,059
158,167	Master Seasoned Securities Trust, Series 2005-1, Class 2A1, 6.20%, 9/25/17(b)	149,320
89,057	Merrill Lynch Mortgage Investors Trust, Series 2004-A2, Class 1A, 4.79%, 7/25/34(b)	85,522
15,521	Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class 2A2, 4.66%, 2/25/34(b)	15,090
14,862	Merrill Lynch Mortgage Investors, Inc., Series 1998-C1, Class A2, 6.48%, 11/15/26	14,864
165,840	MLCC Mortgage Investors, Inc., Series 2004-1, Class 2A2, 4.71%, 12/25/34(b)	152,317

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2008

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$311,782	Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 3A, 4.57%, 8/25/34(b)	$304,858
164,109	Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 2A2, 4.90%, 8/25/34(b)	136,879
1,428,269	Morgan Stanley Mortgage Loan Trust, Series 2004-9, Class 1A, 6.13%, 11/25/34(b)	1,183,232
1,578,247	Morgan Stanley Mortgage Loan Trust, Series 2004-4, Class 2A, 6.37%, 9/25/34(b)	1,417,957
162,013	Nomura Asset Acceptance Corp., Series 2005-AR4, Class 3A1, 5.34%, 8/25/35(b)	122,588
635,000	Nomura Asset Acceptance Corp., Series 2006-AF2, Class 1A3, 6.22%, 8/25/36	336,246
11,859	Nomura Asset Securities Corp., Series 1998-D6, Class A1B, 6.59%, 3/15/30	11,895
644,328	Prime Mortgage Trust, Series 2004-CL1, Class 2A1, 5.00%, 2/25/19	617,241
120,000	RAAC, Series 2005-SP1, Class 2A7, 5.25%, 9/25/34	116,205
243,723	RAAC, Series 2004-SP2, Class A1, 5.99%, 1/25/17(b)	243,581
293,212	Residential Accredit Loans, Inc., Series 2002-QS19, Class A5, 4.20%, 12/25/32	264,345
100,000	Residential Accredit Loans, Inc., Series 2004-QS8, Class A2, 5.00%, 6/25/34	94,303
198,542	Residential Accredit Loans, Inc., Series 2003-QS17, Class NB1, 5.25%, 9/25/33	185,492
401,295	Residential Accredit Loans, Inc., Series 2004-QA4, Class NB21, 5.33%, 9/25/34(b)	360,906
743,089	Residential Accredit Loans, Inc., Series 2004-QS11, Class A3, 5.50%, 8/25/34	585,183
745,410	Residential Accredit Loans, Inc., Series 2003-QS19, Class A1, 5.75%, 10/25/33	623,491
97,224	Residential Accredit Loans, Inc., Series 2006-QA1, Class A21, 5.96%, 1/25/36(b)	71,184

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$1,659,769	Residential Accredit Loans, Inc., Series 2005-QS17, Class A10, 6.00%, 12/25/35	$1,495,088
2,286,368	Residential Accredit Loans, Inc., Series 2006-QS3, Class 1A10, 6.00%, 3/25/36	2,079,725
256,868	Residential Accredit Loans, Inc., Series 2006-QS6, Class 1A2, 6.00%, 6/25/36	177,722
1,283,000	Residential Accredit Loans, Inc., Series 2006-QS10, Class A8, 6.00%, 8/25/36	952,611
137,215	Residential Accredit Loans, Inc., Series 2002-QS8, Class A5, 6.25%, 6/25/17	136,845
101,349	Residential Accredit Loans, Inc., Series 2001-QS16, Class A2, 6.25%, 11/25/31	100,070
21,804	Residential Accredit Loans, Inc., Series 2001-QS18, Class A1, 6.50%, 12/25/31	19,971
920,428	Residential Asset Mortgage Products, Inc., Series 2002-RS2, Class AI5, 6.03%, 3/25/32	826,401
347,199	Residential Asset Mortgage Products, Inc., Series 2003-RS8, Class MI2, 6.14%, 9/25/33	181,125
215,902	Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11, 7.13%, 3/25/16	219,529
121,111	Residential Asset Securitization Trust, Series 2003-A12, Class A1, 5.00%, 11/25/18	115,498
155,985	Residential Asset Securitization Trust, Series 2004-A1, Class A1, 5.25%, 4/25/34	141,439
172,057	Residential Asset Securitization Trust, Series 2006-A9CB, Class A5, 6.00%, 9/25/36	159,129
199,787	Residential Asset Securitization Trust, Series 2007-A5, Class 2A3, 6.00%, 5/25/37	139,786
1,676,970	Residential Asset Securitization Trust, Series 2006-A15, Class A16, 6.25%, 1/25/37	1,172,707
166,327	Residential Asset Securitization Trust, Series 2001-KS2, Class AI6, 6.49%, 10/25/30(b)	151,284

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2008

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$309,403	Residential Funding Mortgage Securities I, Series 2003-S11, Class A1, 2.50%, 6/25/18	$298,312
1,027,234	Residential Funding Mortgage Securities I, Series 2004-HS1, Class AI6, 3.64%, 3/25/34	633,695
331,976	Residential Funding Mortgage Securities I, Series 2002-S20, Class A1, 4.00%, 12/25/17	333,243
602,053	Residential Funding Mortgage Securities I, Series 2003-S2, Class A8, 4.75%, 2/25/33	600,690
117,413	Residential Funding Mortgage Securities I, Series 2002-S17, Class A1, 5.00%, 11/25/17	114,158
73,113	Residential Funding Mortgage Securities I, Series 2003-S6, Class A1, 5.00%, 4/25/18	71,851
357,869	Residential Funding Mortgage Securities I, Series 2004-S4, Class 1A5, 5.25%, 4/25/34	350,212
472,527	Residential Funding Mortgage Securities I, Series 2004-S6, Class 1A4, 5.50%, 6/25/34	470,061
268,880	Residential Funding Mortgage Securities I, Series 2005-S4, Class A1, 5.50%, 5/25/35	255,598
284,167	Residential Funding Mortgage Securities I, Series 2005-S7, Class A1, 5.50%, 11/25/35	269,366
293,849	Residential Funding Mortgage Securities I, Series 2003-S9, Class A1, 6.50%, 3/25/32	278,698
356,675	Residential Funding Securities Corp., Series 2002-RM1, Class AI1, 5.50%, 12/25/17	350,253
545,000	Soundview Home Equity Loan Trust, Series 2005-B, Class M2, 5.73%, 5/25/35	336,163
134,661	SSB RV Trust, Series 2001-1, Class A5, 6.30%, 4/15/16	134,839
210,883	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 1A, 5.20%, 6/25/34(b)	197,937
115,251	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22, Class 1A2, 5.25%, 12/25/35(b)	92,572
194,282	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-18, Class 1A2, 5.50%, 12/25/34(b)	158,117

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$174,014	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 1A2, 5.57%, 11/25/34(b)	$141,344
794,941	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-4, Class 1A1, 5.58%, 4/25/34(b)	559,572
13,973	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 3A1, 5.68%, 2/25/34(b)	11,890
83,221	Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 1A1, 5.38%, 12/27/35(b)	84,160
538,731	Structured Asset Mortgage Investments, Inc., Series 1999-2, Class 3A, 6.75%, 5/25/29	537,007
116,804	Structured Asset Securities Corp., Series 2003-24A, Class 1A3, 5.00%, 7/25/33(b)	108,774
363,908	Structured Asset Securities Corp., Series 2003-21, Class 1A3, 5.50%, 7/25/33	351,398
1,735,231	Structured Asset Securities Corp., Series 2005-5, Class 2A1, 5.50%, 4/25/35	1,675,003
1,815,859	Structured Asset Securities Corp., Series 2003-10, Class A, 6.00%, 4/25/33	1,688,182
496,958	Structured Asset Securities Corp., Series 2004-20, Class 4A1, 6.00%, 11/25/34	452,077
1,083,485	Structured Asset Securities Corp., Series 2005-15, Class 4A1, 6.00%, 8/25/35	931,459
324,576	Structured Asset Securities Corp., Series 2002-3, Class 2A2, 6.50%, 3/25/32	314,231
4,000	Structured Mortgage Asset Residential Trust, Series 1992-12B, Class G, 7.60%, 1/25/24	3,641
5,702	Summit Mortgage Trust, Series 2001-1, Class B1, 6.68%, 12/28/12(b)	5,702
653,910	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 5.32%, 8/20/35(b)	478,939
54,482	WAMU Mortgage Pass-Through Certificates, Series 2004-AR10, Class A1B, 2.92%, 7/25/44(b)	51,914

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2008

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$678,684	WAMU Mortgage Pass-Through Certificates, Series 2003-S8, Class A4, 4.50%, 9/25/18	$631,801
52,105	WAMU Mortgage Pass-Through Certificates, Series 2003-S2, Class A2, 5.00%, 5/25/18	51,977
359,324	WAMU Mortgage Pass-Through Certificates, Series 2003-S10, Class A2, 5.00%, 10/25/18	344,233
309,767	Washington Mutual, Series 2003-S4, Class 4A1, 4.00%, 2/25/32	288,158
84,914	Washington Mutual, Series 2004-AR3, Class A2, 4.24%, 6/25/34(b)	76,947
121,117	Washington Mutual, Series 2003-S7, Class A1, 4.50%, 8/25/18	111,314
102,143	Washington Mutual, Series 2003-S13, Class 21A1, 4.50%, 12/25/18	96,992
182,221	Washington Mutual, Series 2003-S3, Class 1A46, 5.00%, 6/25/33	182,148
16,447	Washington Mutual, Series 2002-S8, Class 2A7, 5.25%, 1/25/18	15,763
1,304,662	Washington Mutual, Series 2003-S5, Class 1A1, 5.50%, 6/25/33	1,278,599
43,633	Washington Mutual, Series 2006-AR8, Class 1A1, 5.88%, 8/25/46(b)	40,791
1,196,917	Washington Mutual, Series 2004-S3, Class 3A1, 6.00%, 7/25/34	1,161,135
1,022,181	Washington Mutual Mortgage Pass-Though Certificates, Series 2006-AR14, Class 1A1, 5.65%, 11/25/36	955,690
1,500,000	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-7, Class A2A, 5.67%, 9/25/36	1,404,820
432,503	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR12, Class 1A1, 4.83%, 10/25/35(b)	416,981
462,308	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-8, Class 1A8, 5.50%, 10/25/35	446,505
1,283,848	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-8, Class A2, 5.87%, 10/25/36	1,282,267

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$233,696	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR10, Class 1A2, 5.93%, 9/25/36(b)	$216,575
2,217,117	Washington Mutual Mortgage Pass-Through Certificates, Series 2002-S5, Class 1A8, 6.50%, 9/25/32	2,162,643
109,708	Washington Mutual Mortgage Pass-Through Trust, Series 2003-MS6, Class 3A1, 4.55%, 5/25/33	106,838
203,443	Washington Mutual Mortgage Pass-Through Trust, Series 2003-MS2, Class 3A1, 5.00%, 3/25/18	191,491
501,513	Washington Mutual Mortgage Pass-Through Trust, Series 2002-MS8, Class 2A1, 5.25%, 12/25/17	484,384
254,554	Washington Mutual Mortgage Pass-Through Trust, Class 2002-MS7, Series 2A1, 5.50%, 10/25/17	252,473
226,367	Washington Mutual Mortgage Pass-Through Trust, Series 2002-MS2, Class 2A1, 6.00%, 4/25/17	225,647
637,880	Washington Mutual Mortgage Pass-Through Trust, Series 2006-5, Class 2CB1, 6.00%, 7/25/36	388,908
72,747	Washington Mutual Mortgage Pass-Through Trust, Series 2006-5, Class 3A1A, 6.25%, 7/25/36	72,229
297,736	Washington Mutual Mortgage Pass-Through Trust, Series 2002-MS2, Class 3A1, 6.50%, 5/25/32	277,597
173,341	Wells Fargo Alternatve Loan Trust, Series 2005-1, Class 2A3, 5.50%, 2/25/35	157,351
28,450	Wells Fargo Mortgage Backed Securities, Series 2005-AR10, Class 2A19, 3.56%, 6/25/35(b)	28,011
117,549	Wells Fargo Mortgage Backed Securities, Series 2004-EE, Class 3A1, 4.26%, 12/25/34(b)	109,335
172,404	Wells Fargo Mortgage Backed Securities, Series 2004-H, Class A1, 4.53%, 6/25/34(b)	158,973

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2008

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$329,702	Wells Fargo Mortgage Backed Securities, Series 2005-AR1, Class 1A1, 4.54%, 2/25/35(b)	$302,473
4,507	Wells Fargo Mortgage Backed Securities, Series 2003-3, Class 1A8, 5.75%, 4/25/33	4,499
100,000	Wells Fargo Mortgage Backed Securities Trust, Series 2004-S, Class A5, 3.62%, 9/25/34(b)	98,097
74,119	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR9, Class 3A1, 4.36%, 5/25/35(b)	65,779
461,586	Wells Fargo Mortgage Backed Securities Trust, Series 2003-1, Class 1A4, 5.00%, 2/25/18	442,926
87,455	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR8, Class 2A4, 5.24%, 4/25/36(b)	83,484
134,953	Wells Fargo Mortgage Backed Securities Trust, Series 2005-1, Class 3A1, 5.25%, 1/25/20	131,757
158,260	Wells Fargo Mortgage Backed Securities Trust, Series 2003-9, Class 1A12, 5.25%, 8/25/33	156,637
193,226	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 1A1, 5.33%, 10/25/35(b)	185,110
53,116	Wells Fargo Mortgage Backed Securities Trust, Series 2003-4, Class A15, 5.50%, 6/25/33	52,980
234,877	Wells Fargo Mortgage Backed Securities Trust, Series 2003-17, Class 2A4, 5.50%, 1/25/34	232,679
3,058,834	Wells Fargo Mortgage Backed Securities Trust, Series 2004-1, Class A29, 5.50%, 2/25/34	2,999,863
74,876	Wells Fargo Mortgage Backed Securities Trust, Series 2004-I, Class 1A1, 6.32%, 7/25/34(b)	69,991

Total Mortgage Backed Securities		139,810,915

Corporate Bonds (10.1%)
Banking (1.8%)
3,195,000	Bank of America Corp., 7.70%, 12/31/26, Callable 12/31/08 @ 103.02(c)	3,109,371
500,000	JP Morgan Chase & Co., 6.50%, 1/15/09	501,723

		3,611,094

Principal Amount	Security Description	Value
Corporate Bonds, continued:
Financial Services (5.6%)
$225,000	Genworth Global Funding, 2.85%, 11/27/09(b)	$219,774
2,000,000	Lehman Brothers Holdings, 6.00%, 7/19/12	1,889,928
1,500,000	Preferred Term Securities IV, 4.91%, 6/24/34, Callable 6/24/09 @ 100(b)(c)	1,320,000
500,000	Preferred Term Securities IX, 4.61%, 4/3/33, Continuously Callable @ 100(a)(b)	353,250
688,757	Preferred Term Securities V, 4.91%, 4/3/32, Continuously Callable @ 100(b)(c)	551,005
3,479,393	Preferred Term Securities XVI, 4.33%, 3/23/35, Callable 12/23/09 @ 100(a)(b)	1,890,354
962,654	Preferred Term Securities XXIII, 6.15%, 12/22/36(a)(b)	818,256
5,400,000	Reg Diversified Funding, 4.12%, 1/25/36(a)(b)	3,645,972
2,493,231	Taberna Preferred Funding Ltd., Series 2006-5A, Class A3, 4.24%, 8/5/36(a)(b)	498,646

		11,187,185

Security Brokers & Dealers (2.6%)
2,000,000	Bear Stearns Co., Inc., 5.35%, 2/1/12	1,987,958
3,150,000	Bear Stearns Co., Inc., 7.63%, 12/7/09	3,260,071

		5,248,029

Total Corporate Bonds		20,046,308

U.S. Government Agency Securities (15.9%)
5,000,000	Fannie Mae, 5.00%, 10/15/11	5,202,630
	Federal Home Loan Bank
50,000	4.10%, 10/21/08, Continuously Callable @ 100	50,007
26,250	5.00%, 2/26/09(b)	26,523
10,000,000	5.50%, 8/13/14	10,703,020
	Freddie Mac
630,000	4.00%, 2/13/14, Callable 11/13/08 @ 100	627,829
5,000,000	4.13%, 10/18/10	5,093,050
10,000,000	4.13%, 12/21/12	10,047,270

Total U.S. Government Agency Securities		31,750,329

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Concluded

August 31, 2008

Shares	Security Description	Value
Investments in Affiliates (2.2%)
4,456,674	American Performance Institutional Cash Management Fund	$4,456,674

Total Investments in Affiliates		4,456,674

Total Investments (Cost $215,518,272)(d)—100.2%		199,573,450
Liabilities in excess of other assets—(0.2)%		(336,652)

Net Assets—100.0%		$199,236,798

(a)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.
(b)	Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2008. The date presented reflects the final maturity date.
(c)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(d)	Represents cost for financial reporting purposes.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments

August 31, 2008

Principal Amount	Security Description	Value
Asset Backed Securities (1.4%)
$85,306	ACLC Business Loan Receivables, Series 1998-2, Class A3, 6.69%, 4/15/20(a)	$84,830
186,083	ACLC Business Loan Receivables, Series 2000-1, Class A3F, 8.03%, 10/15/21(a)	185,536
750,000	Alesco Preferred Funding Ltd., Series 15A, Class C2, 6.05%, 12/23/37(a)	308,438
240,500	Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12(a)	249,589
145,688	Bear Stearns Asset Backed Securities, Inc., Series 2002-1, Class 1A5, 6.89%, 12/25/34(b)	144,215
102,360	Captec Franchise Trust, Series 2000-1, Class A1, 7.89%, 10/15/10(a)	104,266
17,501	PSB Lending Home Loan Owner Trust, Series 1997-4, Class M1, 8.38%, 5/20/24	17,214

Total Asset Backed Securities		1,094,088

Mortgage Backed Securities (61.3%)
538,713	ABFS Mortgage Loan Trust, Series 2002-1, Class A5, 7.01%, 12/15/32	241,729
168,348	American Home Mortgage Investment Trust, Series 2005-2, Class 5A1, 5.06%, 9/25/35	125,999
134,062	Banc of America Alternative Loan Trust, Series 2005-9, Class 5A1, 5.50%, 10/25/20	121,787
331,608	Banc of America Alternative Loan Trust, Series 2004-4, Class 4A1, 5.75%, 5/25/34	328,802
242,563	Banc of America Alternative Loan Trust, Series 2005-5, Class 2CB1, 6.00%, 6/25/35	196,401
1,450,000	Banc of America Alternative Loan Trust, Series 2007-1, Class 3A28, 6.00%, 4/25/37	1,171,903
228,538	Banc of America Alternative Loan Trust, Series 2006-4, Class 4CB1, 6.50%, 5/25/46	166,476
7,228	Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A2, 4.04%, 11/10/39	7,188

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$57,083	Banc of America Funding Corp., Series 2004-B, Class 5A1, 5.21%, 11/20/34(b)	$40,621
274,006	Banc of America Funding Corp., Series 2003-1, Class A1, 6.00%, 5/20/33	254,740
133,458	Banc of America Mortgage Securities, Series 2003-9, Class 3A1, 5.00%, 12/25/18	125,617
67,264	Banc of America Mortgage Securities, Series 2003-1, Class 2A2, 5.25%, 2/25/18	68,498
208,893	Banc of America Mortgage Securities, Series 2004-8, Class 3A1, 5.25%, 10/25/19	200,211
282,000	Banc of America Mortgage Securities, Series 2004-4, Class 2A2, 5.50%, 5/25/34	228,305
822,553	Bear Stearns Alternative-A Trust, Series 2007-2, Class 2A1, 5.59%, 4/25/37(b)	583,570
167,114	Bear Stearns Mortgage Trust, Series 2003-7, Class 4A, 4.91%, 10/25/33(b)	150,811
148,837	Bear Stearns Mortgage Trust, Series 2004-9, Class 12A3, 4.96%, 11/25/34(b)	139,417
194,304	Cendant Mortgage Corp., Series 2003-9, Class 1A6, 5.25%, 11/25/33	192,251
226,837	Chase Mortgage Finance Corp., Series 2003-S1, Class 2A1, 5.00%, 2/25/18	218,195
106,736	Chase Mortgage Finance Corp., Series 2003-S2, Class A1, 5.00%, 3/25/18	104,954
41,504	Chase Mortgage Finance Corp., Series 2004-S1, Class A3, 5.50%, 2/25/19	39,779
227,884	Chase Mortgage Finance Corp., Series 2007-S2, Class 2A1, 5.50%, 3/25/37	215,258
380,969	Chaseflex Trust, Series 2005-1, Class 2A4, 5.50%, 2/25/35	338,420
240,657	Chaseflex Trust, Series 2005-2, Class 1A1, 6.00%, 6/25/35	194,857
1,197,220	Citi Mortgage Alternative Loan Trust, Series 2007-A2, Class 1A5, 6.00%, 2/25/37	1,060,410

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2008

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$1,650,000	Citi Mortgage Alternative Loan Trust, Series 2007-A6, Class 1A13, 6.00%, 6/25/37	$1,193,761
510,637	Citicorp Mortgage Securities, Inc., Series 2004-9, Class 1A9, 5.25%, 12/25/34	489,591
42,794	Citicorp Mortgage Securities, Inc., Series 2003-9, Class A14, 5.50%, 10/25/33	42,820
158,093	Citigroup Mortgage Loan Trust, Inc., Series 2003-UST1, Class A1, 5.50%, 12/25/18	146,780
174,054	Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	126,788
42,202	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM1, Class 1A3, 6.75%, 7/25/34	36,716
30,963	Countrywide Alternative Loan Trust, Series 2003-12CB, Class 2A1, 5.00%, 7/25/18	27,596
147,226	Countrywide Alternative Loan Trust, Series 2004-24CB, Class 2A1, 5.00%, 11/25/19	134,159
227,565	Countrywide Alternative Loan Trust, Series 2003-J7, Class 2A3, 5.00%, 8/25/33	222,970
105,000	Countrywide Alternative Loan Trust, Series 2003-13T1, Class A7, 5.00%, 8/25/33	69,999
151,807	Countrywide Alternative Loan Trust, Series 2005-3CB, Class 1A4, 5.25%, 3/25/35	131,022
510,037	Countrywide Alternative Loan Trust, Series 2005-1CB, Class 2A2, 5.50%, 3/25/35	480,014
436,160	Countrywide Alternative Loan Trust, Series 2005-9CB, Class 1A6, 5.50%, 5/25/35	373,870
438,852	Countrywide Alternative Loan Trust, Series 2005-57CB, Class 3A4, 5.50%, 12/25/35	412,474
914,625	Countrywide Alternative Loan Trust, Series 2005-86CB, Class A4, 5.50%, 2/25/36	779,740
1,999,635	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 2A3, 5.50%, 4/25/36	1,876,394

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$169,844	Countrywide Alternative Loan Trust, Series 2004-J1, Class 1A1, 6.00%, 2/25/34	$129,029
69,755	Countrywide Alternative Loan Trust, Series 2004-5CB, Class 1A1, 6.00%, 5/25/34	59,665
166,698	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.00%, 10/25/34	134,973
132,841	Countrywide Alternative Loan Trust, Series 2005-53T2, Class 2A1, 6.00%, 11/25/35	111,440
1,974,376	Countrywide Alternative Loan Trust, Series 2006-19CB, Class A7, 6.00%, 8/25/36	1,595,131
380,022	Countrywide Alternative Loan Trust, Series 2006-J8, Class A2, 6.00%, 2/25/37	278,510
500,000	Countrywide Alternative Loan Trust, Series 2007-9T1, Class 1A7, 6.00%, 5/25/37	162,829
158,723	Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.25%, 12/25/33	156,163
68,114	Countrywide Alternative Loan Trust, Series 2004-J6, Class 2A1, 6.50%, 11/25/31	53,023
200,000	Countrywide Home Loans, Series 2003-40, Class A5, 4.50%, 10/25/18	188,093
181,475	Countrywide Home Loans, Series 2004-12, Class 12A1, 4.71%, 8/25/34(b)	164,516
144,826	Countrywide Home Loans, Series 2004-J6, Class 1A2, 5.25%, 8/25/24	136,781
95,490	Countrywide Home Loans, Series 2003-1, Class 1A10, 5.25%, 3/25/33	94,776
195,749	Countrywide Home Loans, Series 2004-2, Class 2A1, 5.27%, 2/25/34	185,055
450,720	Countrywide Home Loans, Series 2002-21, Class A1, 5.75%, 11/25/17	430,759
77,844	Countrywide Home Loans, Series 2002-J5, Class 1A14, 5.75%, 1/25/33	78,075

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2008

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$81,308	Countrywide Home Loans, Series 2005-29, Class A1, 5.75%, 12/25/35	$71,911
165,024	Countrywide Home Loans, Series 2002-22, Class A20, 6.25%, 10/25/32	155,190
550,000	Countrywide Home Loans, Series 2006-J4, Class A4, 6.25%, 9/25/36	473,955
600,000	Countrywide Home Loans, Series 2006-16, Class 3A4, 6.50%, 11/25/36	495,178
333,612	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 8A1, 5.00%, 9/25/18	329,046
122,674	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 4A1, 5.00%, 2/25/19	117,099
59,653	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-21, Class 3A1, 5.50%, 8/25/33	59,458
596,367	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 1A1, 5.50%, 10/25/33	557,941
75,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-5, Class 1A5, 5.75%, 9/25/34	66,173
143,006	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-29, Class 8A1, 6.00%, 11/25/18	124,773
217,563	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-27, Class 8A1, 6.00%, 11/25/33	207,466
467,459	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 2A2, 6.00%, 2/25/34	415,893
444,943	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-5, Class 7A1, 6.00%, 7/25/35	404,760
83,279	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1, 6.50%, 4/25/33	77,042
91,108	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-10, Class 2A1, 7.50%, 5/25/32	85,977
785,000	Credit Suisse Mortgage Capital Certificate, Series 2006-1, Class 4A14, 5.50%, 2/25/36	569,491

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$215,000	Deutsche Alternative-A Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A3, 6.27%, 6/25/36	$146,478
5,803	Fannie Mae, Series 1992-45, Class F, 3.49%, 4/25/22(b)	5,687
54,362	Fannie Mae, 4.09%, 9/1/33, Pool #739372(b)	54,520
14,718	Fannie Mae, Series 2003-33, Class LD, 4.25%, 9/25/22	14,487
52,753	Fannie Mae, Series 2004-72, Class LA, 4.50%, 4/25/30	52,394
753,662	Fannie Mae, 4.84%, 2/1/33, Pool #683235(b)	763,095
33,000	Fannie Mae, Series 2005-48, Class MD, 5.00%, 4/25/34	31,309
29,391	Fannie Mae, 5.38%, 7/1/23, Pool #224951(b)	29,935
169,703	Fannie Mae, 5.38%, 4/1/32, Pool #638549(b)	171,766
88,587	Fannie Mae, 5.50%, 1/1/37, Pool #906675(b)	89,787
176,179	Fannie Mae, 5.86%, 11/1/22, Pool #189916(b)	178,980
197	Fannie Mae, Series 2002-27, Class GC, 6.00%, 5/25/17	204
500,000	Fannie Mae, Series 2006-7, Class TB, 6.00%, 2/25/31	513,217
2,686	Fannie Mae, 6.00%, 4/1/35, Pool #735503	2,727
34,669	Fannie Mae, Series 1989-52, Class G, 6.00%, 8/25/19	35,700
19,913	Fannie Mae, Series 1990-89, Class K, 6.50%, 7/25/20	20,846
16,862	Fannie Mae, Series 2001-55, Class PC, 6.50%, 10/25/31	17,523
125,302	Fannie Mae, Series 2002-22, Class G, 6.50%, 4/25/32	129,910
51,835	Fannie Mae, Series 2003-W2, Class 1A2, 7.00%, 7/25/42	55,250
3,646	Fannie Mae, Series 2002-T1, Class A3, 7.50%, 11/25/31	3,884
22,810	Fannie Mae, Series 1992-31, Class M, 7.75%, 3/25/22	24,561
17,088	Fannie Mae, Series D-32, Class L, 8.00%, 10/25/21	18,375
2,688	Fannie Mae, Series G-32, Class N, 8.10%, 10/25/21	2,895
12,206	Fannie Mae, Series 1991-66, Class J, 8.13%, 6/25/21	13,227

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2008

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$5,613	Fannie Mae, Series 1991-18, Class H, 8.50%, 3/25/21	$6,109
4,270	Fannie Mae, Series G-7, Class E, 8.90%, 3/25/21	4,676
1,786	Fannie Mae, Series 1990-62, Class G, 9.00%, 6/25/20	1,939
620,395	First Horizon Alternative Mortgage Securities, Series 2004-FA1, Class 1A1, 6.25%, 10/25/34	502,326
143,971	First Horizon Mortgage Pass-Through Trust, Series 2002-7, Class 2A2, 5.25%, 12/25/17	142,518
93,508	First Horizon Mortgage Pass-Through Trust, Series 2005-8, Class 2A1, 5.25%, 2/25/21	91,183
2,180	Freddie Mac, 3.64%, 3/15/22, Series 1222, Class P(b)	2,123
97,697	Freddie Mac, Series 2590, Class AQ, 4.25%, 3/15/18	93,613
326,480	Freddie Mac, Series 2568, Class KA, 4.25%, 12/15/21	321,026
56,235	Freddie Mac, Series 2532, Class B, 5.00%, 9/15/16	56,814
78,802	Freddie Mac, Series 2556, Class TJ, 5.00%, 1/15/22	79,456
316,690	Freddie Mac, Series 2528, Class ME, 5.25%, 5/15/30	317,428
136,651	Freddie Mac, Series 2527, Class VU, 5.50%, 10/15/13	139,657
5,844	Freddie Mac, Series 2419, Class QL, 5.50%, 3/15/17	6,006
57,511	Freddie Mac, Series 2390, Class TA, 6.00%, 11/15/20	57,782
38,101	Freddie Mac, Series 1136, Class H, 6.00%, 9/15/21	38,927
144,062	Freddie Mac, Series 2064, Class M, 6.00%, 6/15/28	146,763
61,000	Freddie Mac, Series 2470, Class LL, 6.00%, 7/15/32	61,929
79,450	Freddie Mac, Series 3129, Class LM, 6.00%, 9/15/32	81,340
999,790	Freddie Mac, Series 3272, Class PB, 6.00%, 2/15/37	1,003,317
502,170	Freddie Mac, Series 3352, Class DP, 6.13%, 7/15/36	510,899
96,458	Freddie Mac, 6.24%, 8/1/34, Pool #755230(b)	98,715
21,000	Freddie Mac, Series 2403, Class LL, 6.25%, 1/15/32	21,204

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$44,000	Freddie Mac, Series 2454, Class LL, 6.25%, 4/15/32	$45,486
87,024	Freddie Mac, 6.50%, 12/1/11, Pool #E20275	90,171
22,214	Freddie Mac, Series 1128, Class IB, 7.00%, 8/15/21	22,188
27,378	Freddie Mac, Series 1379, Class H, 7.00%, 10/15/22	28,909
20,406	Freddie Mac, Series 1714, Class K, 7.00%, 4/15/24	21,450
18,175	Freddie Mac, Series 1688, Class W, 7.25%, 3/15/14	19,301
10,203	Freddie Mac, Series 1052, Class G, 7.50%, 3/15/21	11,149
21,173	Freddie Mac, Series 1904, Class D, 7.50%, 10/15/26	22,240
8,988	Freddie Mac, Series 1119, Class H, 7.75%, 8/15/21	9,606
34,355	Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22	36,756
48,124	Freddie Mac, Series 1310, Class J, 8.00%, 6/15/22	50,727
6,132	Freddie Mac, Series 138, Class E, 8.07%, 7/15/21	6,125
16,295	Freddie Mac, Series 1264, Class I, 8.30%, 4/15/22	16,724
13,304	Freddie Mac, 9.00%, 5/1/16, Pool #170164	14,477
13,719	Freddie Mac, 9.00%, 6/1/16, Pool #170171	14,942
15,029	Freddie Mac, 9.00%, 9/1/16, Pool #170192	16,419
8,091	Freddie Mac, 9.50%, 6/1/16, Pool #274005	8,973
22,304	GMAC Mortgage Corp. Loan Trust, Series 2003-J1, Class A3, 5.25%, 3/25/18	21,897
241,573	GMAC Mortgage Corp. Loan Trust, Series 2004-J5, Class A7, 6.50%, 1/25/35	224,286
65,667	Government National Mortgage Assoc., 5.38%, 1/20/22, Pool #8900(b)	66,096
5,322	Government National Mortgage Assoc., 6.00%, 1/15/09, Pool #371901	5,424
22,934	Government National Mortgage Assoc., Series 2003-18, Class KB, 6.00%, 7/20/31	23,486
32,492	Government National Mortgage Assoc., Series 2002-57, Class BA, 6.00%, 4/20/32	33,330

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2008

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$45,958	Government National Mortgage Assoc., 7.00%, 3/15/26, Pool #419128	$48,999
599	Government National Mortgage Assoc., 7.00%, 3/20/27, Pool #2394	637
9,924	Government National Mortgage Assoc., Series 1996-20, Class D, 7.50%, 9/16/26	10,655
5,105	Government National Mortgage Assoc., 8.00%, 2/15/22, Pool #319029	5,572
17,725	Government National Mortgage Assoc., 8.00%, 5/15/23, Pool #343406	19,363
2,714	Government National Mortgage Assoc., 8.00%, 10/20/24, Pool #1884	2,955
732	Government National Mortgage Assoc., 8.00%, 2/20/26, Pool #2171	797
1,569	Government National Mortgage Assoc., 8.00%, 3/20/26, Pool #2187	1,710
6,639	Government National Mortgage Assoc., 8.00%, 4/20/26, Pool #2205	7,236
27,693	Government National Mortgage Assoc., 8.00%, 5/20/26, Pool #2219	30,186
38,954	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #426149	42,618
1,538	Government National Mortgage Assoc., 10.00%, 2/15/19, Pool #269976	1,741
64,760	GSR Mortgage Loan Trust, Series 2004-10F, Class 2A4, 5.00%, 8/25/19	61,626
174,766	GSR Mortgage Loan Trust, Series 2004-10F, Class 3A1, 5.50%, 8/25/19	167,503
20,823	GSR Mortgage Loan Trust, Series 2003-2F, Class 3A1, 6.00%, 3/25/32	20,268
95,076	HomeBanc Mortgage Trust, Series 2006-1, Class 1A1, 6.11%, 4/25/37(b)	80,979
1,913,025	JP Morgan Alternative Loan Trust, Series 2006-S1, Class 1A16, 6.00%, 3/25/36	1,664,332

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$355,000	JP Morgan Mortgage Trust, Series 2005-A1, Class 3A4, 5.02%, 2/25/35(b)	$270,587
665,000	JP Morgan Mortgage Trust, Series 2005-A6, Class 3A3, 5.21%, 9/25/35(b)	528,914
130,000	JP Morgan Mortgage Trust, Series 2006-A6, Class 1A4L, 5.54%, 10/25/36(b)	90,096
83,802	JP Morgan Mortgage Trust, Series 2006-A2, Class 2A1, 5.76%, 4/25/36(b)	75,259
260,226	JP Morgan Mortgage Trust, Series 2004-S2, Class 4A5, 6.00%, 11/25/34	197,690
54,170	Master Alternative Loans Trust, Series 2004-13, Class 12A1, 5.50%, 12/25/19	49,210
117,436	Master Alternative Loans Trust, Series 2005-1, Class 5A1, 5.50%, 1/25/20	106,573
104,744	Master Alternative Loans Trust, Series 2004-1, Class 4A1, 5.50%, 2/25/34	77,248
165,550	Master Alternative Loans Trust, Series 2004-4, Class 1A1, 5.50%, 5/25/34	138,648
114,015	Master Alternative Loans Trust, Series 2004-6, Class 7A1, 6.00%, 7/25/34	86,616
292,783	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34	258,247
42,474	Master Alternative Loans Trust, Series 2003-7, Class 6A1, 6.50%, 12/25/33	33,063
91,618	Master Alternative Loans Trust, Series 2004-4, Class 8A1, 6.50%, 5/25/34	75,900
128,227	Master Alternative Loans Trust, Series 2004-6, Class 6A1, 6.50%, 7/25/34	99,817
105,105	Master Asset Securitization Trust, Series 2002-7, Class 1A1, 5.50%, 11/25/17	101,628
346,071	Master Asset Securitization Trust, Series 2003-8, Class 1A1, 5.50%, 9/25/33	314,059
128,671	Merrill Lynch Mortgage Investors Trust, Series 2005-A8, Class A1C1, 5.25%, 8/25/36	110,625

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2008

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$172,291	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 3A, 6.00%, 4/25/34	$156,731
202,586	Nomura Asset Acceptance Corp., Series 2005-AP1, Class 2A5, 4.86%, 2/25/35	162,202
300,275	Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5, 4.98%, 5/25/35	205,252
191,326	Nomura Asset Acceptance Corp., Series 2005-WF1, Class 2A5, 5.16%, 3/25/35	131,223
1,346,247	Nomura Asset Acceptance Corp., Series 2004-AP2, Class A6, 5.60%, 7/25/34	1,195,964
145,000	Nomura Asset Acceptance Corp., Series 2006-AF1, Class 1A2, 6.16%, 5/25/36	82,635
93,430	Ocwen Residential MBS Corp., Series 1998-R1, Class B1, 7.00%, 10/25/40	87,824
154,325	Park Place Securities, Inc., Series 2005-WHQ4, Class A2C, 2.72%, 9/25/35(b)	150,795
35,915	Prime Mortgage Trust, Series 2004-CL1, Class 1A1, 6.00%, 2/25/34	32,672
243,723	RAAC, Series 2004-SP2, Class A1, 5.96%, 1/25/17(b)	243,581
116,463	Residential Accredit Loans, Inc., Series 2003-QS18, Class A1, 5.00%, 9/25/18	107,292
184,547	Residential Accredit Loans, Inc., Series 2003-QS1, Class A1, 5.00%, 1/25/33	167,645
60,886	Residential Accredit Loans, Inc., Series 2003-QS17, Class NB1, 5.25%, 9/25/33	56,884
111,154	Residential Accredit Loans, Inc., Series 2005-QS2, Class A1, 5.50%, 2/25/35	97,806
138,098	Residential Accredit Loans, Inc., Series 2006-QS18, Class 3A3, 5.75%, 12/25/21	123,265
273,940	Residential Accredit Loans, Inc., Series 2004-QS2, Class CB, 5.75%, 2/25/34	237,037
135,639	Residential Accredit Loans, Inc., Series 2002-QS19, Class A8, 6.00%, 12/25/32	125,336

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$600,000	Residential Accredit Loans, Inc., Series 2006-QS10, Class A8, 6.00%, 8/25/36	$445,492
1,400,000	Residential Accredit Loans, Inc., Series 2007-QS6, Class A6, 6.25%, 4/25/37	912,307
114,000	Residential Asset Loans, Inc, Series 2006-QS12, Class 1A2, 6.50%, 9/25/36	59,919
70,000	Residential Asset Loans, Inc., Series 2006-QS5, Class A9, 6.00%, 5/25/36	34,582
284,317	Residential Asset Mortgage Products, 7.00%, 2/25/32	240,603
231,466	Residential Asset Mortgage Products, Inc., Series 2003-RS8, Class MI2, 6.14%, 9/25/33	120,750
142,353	Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11, 7.13%, 3/25/16	144,745
196,055	Residential Asset Securitization Trust, Series 2005-A14, Class A5, 5.50%, 12/25/35	167,807
297,888	Residential Asset Securitization Trust, Series 2006-A8, Class 1A1, 6.00%, 8/25/36	161,231
750,000	Residential Asset Securitization Trust, Series 2007-A5, Class 2A5, 6.00%, 5/25/37	485,283
419,242	Residential Asset Securitization Trust, Series 2006-A15, Class A16, 6.25%, 1/25/37	293,177
616,341	Residential Funding Mortgage Securities I, Series 2004-HS1, Class AI6, 3.64%, 3/25/34	380,217
130,944	Residential Funding Mortgage Securities I, Series 2003-S12, Class 2A1, 4.00%, 12/25/32	119,053
92,701	Residential Funding Mortgage Securities I, Series 2004-S5, Class 2A1, 4.50%, 5/25/19	84,271
203,053	Residential Funding Mortgage Securities I, Series 2003-S2, Class A8, 4.75%, 2/25/33	202,594
267,721	Residential Funding Mortgage Securities I, Series 2003-S1, Class A1, 5.00%, 1/25/18	266,682
75,281	Residential Funding Mortgage Securities I, Series 2003-S5, Class 1A1, 5.00%, 11/25/18	74,204

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2008

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$237,783	Residential Funding Securities Corp., Series 2002-RM1, Class AI1, 5.50%, 12/25/17	$233,502
66,845	Structured Asset Mortgage Investments, Inc., Series 1999-2, Class 3A, 6.75%, 5/25/29	66,631
195,521	Structured Asset Securities Corp., Series 2003-20, Class 2A4, 4.50%, 7/25/18	182,751
200,000	Structured Asset Securities Corp., Series 2003-1, Class 1A3, 5.25%, 2/25/18	189,153
17,000	Structured Asset Securities Corp., Series 2002-15, Class A4, 6.00%, 8/25/32	15,459
175,230	Structured Asset Securities Corp., Series 2004-20, Class 5A1, 6.25%, 11/25/34	156,473
27,484	Structured Asset Securities Corp., Series 2002-3, Class A4, 6.40%, 3/25/32	22,726
164,715	Structured Asset Securities Corp., Series 2002-6, Class 1A5, 6.50%, 4/25/32	164,446
1,223	Structured Asset Securities Corp., Series 1997-2, Class 2A4, 7.25%, 3/28/30	1,254
310,538	Structured Mortgage Loan, Series 2004-3AC, Class A1, 4.94%, 3/25/34(b)	269,258
71,940	Union Planters Mortgage Finance Corp., Series 2000-1, Class A1, 7.70%, 12/25/24	76,100
326,955	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 5.32%, 8/20/35(b)	239,469
259,732	Washington Mutual, Series 2003-S6, Class 2A3, 4.75%, 7/25/18	250,713
35,049	Washington Mutual, Series 2003-S11, Class 1A, 5.00%, 11/25/33	30,887
21,867	Washington Mutual, Series 2003-S3, Class 1A31, 5.25%, 6/25/33	21,865
1,753,018	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-5, Class B14, 5.50%, 7/25/35	1,518,431
1,000,000	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-7, Class A2A, 5.67%, 9/25/36	936,547

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$286,974	Washington Mutual Mortgage Pass-Through Trust, Series 2002-MS2, Class 3A1, 6.50%, 5/25/32	$267,563
307,226	Washington Mutual MSC Mortgage, Series 2002-MS6, Class 3A1, 6.50%, 9/25/32	278,626
10,852	Washington Mutual MSC Mortgage, Series 2004-RA1, Class 2A, 7.00%, 3/25/34	10,274
233,069	Washington Mutual Pass-Through Certificates, Series 2005-6, Class 1CB, 6.50%, 8/25/35	181,430
250,000	Wells Fargo Mortgage Backed Securities, Series 2003-10, Class A3, 4.50%, 9/25/18	236,262
113,228	Wells Fargo Mortgage Backed Securities, Series 2003-14, Class 1A1, 4.75%, 12/25/18	109,159
3,497	Wells Fargo Mortgage Backed Securities, Series 2002-03, Class 1A7, 5.25%, 4/25/33	3,490
44,348	Wells Fargo Mortgage Backed Securities Trust, Series 2004-E, Class A1, 4.87%, 5/25/34(b)	39,945
538,517	Wells Fargo Mortgage Backed Securities Trust, Series 2003-1, Class 1A4, 5.00%, 2/25/18	516,747
201,393	Wells Fargo Mortgage Backed Securities Trust, Series 2005-13, Class A1, 5.00%, 11/25/20	183,520
473,796	Wells Fargo Mortgage Backed Securities Trust, Series 2006-3, Class A9, 5.50%, 3/25/36	459,333
335,000	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7, Class A48, 6.00%, 6/25/37	287,111

Total Mortgage Backed Securities		47,491,276

Corporate Bonds (14.7%)
Diversified Manufacturing Operations (1.5%)
1,250,000	General Electric Co., 5.25%, 12/6/17	1,208,045

Financial Services (9.3%)
650,000	ALESCO Preferred Funding Ltd., Series 15A, Class C1, 3.95%, 12/23/37(a)(b)	267,312
1,000,000	American General Finance, 6.90%, 12/15/17	801,063

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2008

Principal Amount	Security Description	Value
Corporate Bonds, continued:
$75,000	Household Finance Corp., 6.60%, 6/15/11	$75,748
50,000	Household Finance Corp., 6.80%, 5/15/11	50,493
500,000	I-Preferred Term Securities, 4.78%, 12/11/32, Continuously Callable @ 100(a)(b)	206,500
500,000	Preferred Term Securities IX, 4.61%, 4/3/33, Continuously Callable @ 100(a)(b)	353,250
500,000	Preferred Term Securities XI, 4.41%, 9/24/33, Callable 9/24/08 @ 100(a)(b)	375,000
989,236	Preferred Term Securities XXVI, 3.23%, 3/22/38(b)(c)	603,434
993,576	Preferred Term Securities XXVI, 6.19%, 9/22/37, Callable 6/22/12 @ 100(b)(c)	698,484
962,654	Preferred Term Securities XXIII, 6.15%, 12/22/36(a)(b)	818,256
3,750,000	Reg Diversified Funding, 4.12%, 1/25/36(a)(b)	2,531,925
2,077,693	Taberna Preferred Funding Ltd., Series 2006-5A, Class A3, 4.24%, 8/5/36(a)(b)	415,538

		7,197,003

Security Brokers & Dealers (3.5%)
200,000	Bear Stearns Co., Inc., 5.00%, 6/27/18(b)	183,006
1,065,000	Bear Stearns Co., Inc., 5.55%, 1/22/17	993,789
250,000	Goldman Sachs Group, Inc., 6.13%, 2/15/33	214,953
1,100,000	Lehman Brothers Holdings, Inc., 6.50%, 7/19/17	973,733
365,000	Merrill Lynch & Co., Inc., 6.50%, 7/15/18	327,715

		2,693,196

Telecommunications (0.4%)
50,000	Qwest Corp., 6.88%, 9/15/33, Callable 9/15/08 @ 101.46*	49,060
250,000	Southwestern Bell Telephone Co., 6.29%, 9/29/10	257,192

		306,252

Total Corporate Bonds		11,404,496

Principal Amount	Security Description	Value
Taxable Municipal Bonds (1.4%)
Georgia (1.3%)
$1,000,000	Atlanta & Fulton County Georgia Recreational Authority Revenue, Downtown Arena Project, 7.00%, 12/1/28, Callable 12/1/08 @ 101, Insured by: FSA*	$1,013,310

Wisconsin (0.1%)
100,000	Wisconsin State, GO, Series D, 6.90%, 11/1/11, Callable 11/1/08 @ 100, Enhanced by: LOC*	100,294

Total Taxable Municipal Bonds		1,113,604

U.S. Government Agency Securities (3.7%)
	Fannie Mae(b)
223,000	4.13%, 12/26/18, Callable 12/26/08 @ 100	223,843
1,000,000	5.00%, 7/28/10	1,032,012
285,000	5.00%, 11/5/18, Continuously Callable @ 100	285,101
16,000	5.00%, 9/30/19, Callable 9/30/10 @ 100	16,006
	Federal Home Loan Bank(b)
150,000	4.50%, 12/26/08	150,823
100,000	5.00%, 4/29/09	101,363
	Freddie Mac
96,000	3.00%, 12/15/09, Continuously Callable @ 100	95,787
85,000	4.50%, 2/15/17, Continuously Callable @ 100(b)	84,819
500,000	4.55%, 1/20/11, Continuously Callable @ 100	512,587
100,000	4.63%, 10/18/19, Continuously Callable @ 100(b)	100,005
200,000	5.00%, 6/25/18, Continuously Callable @ 100(b)	199,126
58,000	5.00%, 3/28/19, Continuously Callable @ 100(b)	58,003
25,000	5.00%, 4/15/19, Continuously Callable @ 100(b)	24,887

Total U.S. Government Agency Securities		2,884,362

U.S. Treasury Obligations (17.0%)
	U.S. Treasury Bonds
1,500,000	5.38%, 2/15/31	1,691,953
1,500,000	5.50%, 8/15/28	1,701,796
	U.S. Treasury Notes
5,000	3.13%, 4/15/09	5,032
500,000	3.63%, 7/15/09	506,133
1,000,000	4.13%, 5/15/15	1,051,406

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Concluded

August 31, 2008

Principal Amount	Security Description	Value
U.S. Treasury Obligations, continued:
$1,000,000	4.25%, 8/15/15	$1,056,172
1,900,000	4.50%, 2/28/11	1,993,070
2,800,000	4.50%, 11/15/15	2,997,095
1,050,000	4.50%, 2/15/16	1,120,957
1,000,000	4.63%, 2/15/17	1,068,750

Total U.S. Treasury Obligations		13,192,364

Shares	Security Description	Value
Investments in Affiliates (0.3%)
236,042	American Performance Institutional Cash Management Fund	$236,042

Total Investments in Affiliates		236,042

Total Investments (Cost $85,263,768)(d)—99.8%		77,416,232
Other assets in excess of liabilities—0.2%		124,504

Net Assets—100.0%		$77,540,736

(a)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.
(b)	Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2008. The date presented reflects the final maturity date.
(c)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(d)	Represents cost for financial reporting purposes.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

FSA—Financial Security Assurance

GO—General Obligations Bond

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Bond Fund

Schedule of Portfolio Investments

August 31, 2008

Principal Amount	Security Description	Value
Asset Backed Securities (2.1%)
$42,653	ACLC Business Loan Receivables, Series 1998-2, Class A3, 6.69%, 4/15/20(a)	$42,415
175,137	ACLC Business Loan Receivables, Series 2000-1, Class A3F, 8.03%, 10/15/21(a)	174,622
750,000	Alesco Preferred Funding Ltd., Series 15A, Class C2, 6.05%, 12/23/37(a)	308,438
171,786	Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12(a)	178,278
166,173	Bear Stearns Asset Backed Securities, Inc., Series 2003-AC7, Class A1, 5.00%, 1/25/34	142,557
276,806	Bear Stearns Asset Backed Securities, Inc., Series 2002-1, Class 1A5, 6.89%, 12/25/34(b)	274,009
66,534	Captec Franchise Trust, Series 2000-1, Class A1, 7.89%, 10/15/10(a)	67,773

Total Asset Backed Securities		1,188,092

Mortgage Backed Securities (49.1%)
282,824	ABFS Mortgage Loan Trust, Series 2002-1, Class A5, 7.01%, 12/15/32	126,908
147,021	ABN AMRO Mortgage Corp., Series 2003-7, Class A2, 5.00%, 7/25/18	138,383
126,461	Banc of America Alternative Loan Trust, Series 2005-9, Class 1CB3, 5.50%, 10/25/35	118,208
1,000,000	Banc of America Alternative Loan Trust, Series 2007-1, Class 3A28, 6.00%, 4/25/37	808,209
117,316	Banc of America Alternative Loan Trust, Series 2006-4, Class 4CB1, 6.50%, 5/25/46	85,458
95,000	Banc of America Funding Corp., Series 2005-3, Class 1A9, 5.25%, 6/25/35	76,097
61,872	Banc of America Funding Corp., Series 2003-1, Class A1, 6.00%, 5/20/33	57,522
92,000	Banc of America Mortgage Securities, Series 2004-3, Class 1A3, 5.50%, 4/25/34	74,352
54,000	Banc of America Mortgage Securities, Series 2004-4, Class 2A2, 5.50%, 5/25/34	43,718

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$158,035	Bank of America Mortgage Securities, Series 2003-6, Class 1A36, 5.25%, 8/25/33	$149,504
240,000	Bank of America Mortgage Securities, Series 2004-7, Class 2A2, 5.75%, 8/25/34	219,902
208,028	Bear Stearns Alternative-A Trust, Series 2006-6, Class 32A1, 5.77%, 11/25/36(b)	141,512
61,489	Chase Mortgage Finance Corp., Series 2003-S2, Class A1, 5.00%, 3/25/18	60,462
5,431	Chase Mortgage Finance Corp., Series 2005-S1, Class 1A9, 5.50%, 5/25/35	4,789
36,200	Chase Mortgage Finance Corp., Series 2005-S2, Class A25, 5.50%, 10/25/35	31,416
427,567	Chase Mortgage Finance Corp., Series 2003-S15, Class 1A3, 6.00%, 1/25/34	415,043
88,544	Chase Mortgage Finance Corp., Series 2002-S4, Class A23, 6.25%, 3/25/32	86,660
5,324	Chase Mortgage Finance Corp., Series 2002-S8, Class 2A1, 6.50%, 8/25/29	5,154
525,000	Chaseflex Trust, Series 2006-2, Class A5, 5.99%, 9/25/36	388,109
144,394	Chaseflex Trust, Series 2005-2, Class 1A1, 6.00%, 6/25/35	116,914
95,001	Chaseflex Trust, Series 2007-1, Class 1A3, 6.50%, 2/25/37	71,682
800,000	Citi Mortgage Alternative Loan Trust, Series 2007-A6, Class 1A13, 6.00%, 6/25/37	578,793
255,319	Citicorp Mortgage Securities, Inc., Series 2004-9, Class 1A9, 5.25%, 12/25/34	244,795
12,000	Citicorp Mortgage Securities, Inc., Series 2003-11, Class 2A11, 5.50%, 12/25/33	9,538
100,000	Citicorp Mortgage Securities, Inc., Series 2006-3, Class 1A2, 6.25%, 6/25/36	78,408
473,343	Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	344,801

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2008

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$100,000	Countrywide Alternative Loan Trust, Series 2005-J3, 2A12, 5.50%, 5/25/35	$84,562
253,000	Countrywide Alternative Loan Trust, Series 2005-46CB, Class A3, 5.50%, 10/25/35	156,334
583,028	Countrywide Alternative Loan Trust, Series 2005-86CB, Class A4, 5.50%, 2/25/36	497,045
799,854	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 2A3, 5.50%, 4/25/36	750,557
71,983	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.00%, 10/25/34	58,284
100,000	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 1A4, 6.00%, 4/25/36	64,557
1,096,876	Countrywide Alternative Loan Trust, Series 2006-19CB, Class A7, 6.00%, 8/25/36	886,184
750,000	Countrywide Alternative Loan Trust, Series 2007-9T1, Class 1A7, 6.00%, 5/25/37	244,244
560,000	Countrywide Alternative Loan Trust, Series 2006-36T2, Class 2A4, 6.25%, 12/25/36	299,050
228,436	Countrywide Home Loans, Series 2003-40, Class AS, 4.50%, 10/25/18	197,916
108,000	Countrywide Home Loans, Series 2003-34, Class A15, 5.25%, 9/25/33	80,095
246,123	Countrywide Home Loans, Series 2003-34, Class A11, 5.25%, 9/25/33	196,235
15,000	Countrywide Home Loans, Series 2003-1, Class 1A2, 5.50%, 3/25/33	12,667
112,000	Countrywide Home Loans, Series 2003-14, Class A4, 5.50%, 6/25/33	90,481
44,792	Countrywide Home Loans, Series 2003-J6, Class 1A1, 5.50%, 8/25/33	40,649
66,660	Countrywide Home Loans, Series 2003-28, Class A8, 5.50%, 8/25/33	54,564
10,000	Countrywide Home Loans, Series 2004-4, Class A24, 5.50%, 5/25/34	8,744

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$23,000	Countrywide Home Loans, Series 2004-8, Class 1A3, 5.50%, 7/25/34	$18,796
250,000	Countrywide Home Loans, Series 2005-J1, Class 1A8, 5.50%, 2/25/35	177,115
113,352	Countrywide Home Loans, Series 2005-12, Class 2A9, 5.50%, 5/25/35	101,107
115,474	Countrywide Home Loans, Series 2004-18, Class A1, 6.00%, 10/25/34	108,551
120,444	Countrywide Home Loans, Series 2004-21, Class A10, 6.00%, 11/25/34	105,953
328,227	Countrywide Home Loans, Series 2006-1, Class A2, 6.00%, 3/25/36	265,762
663,454	Countrywide Home Loans, Series 2007-J3, Class A10, 6.00%, 7/25/37	528,471
400,000	Countrywide Home Loans, Series 2006-16, Class 3A4, 6.50%, 11/25/36	330,119
54,328	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-11, Class 1A3, 4.50%, 6/25/33	53,605
90,656	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 8A1, 5.00%, 9/25/18	89,415
59,653	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-21, Class 3A1, 5.50%, 8/25/33	59,458
77,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-8, Class 1A5, 5.50%, 12/25/34	56,503
352,895	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-9, Class 3A1, 6.00%, 10/25/35	300,057
133,873	Credit Suisse Mortgage Capital Certificate, Series 2006-8, Class 1A1, 4.50%, 10/25/21	109,650
1,200,000	Credit Suisse Mortgage Capital Certificate, Series 2006-1, Class 4A14, 5.50%, 2/25/36	870,559
7,825	Fannie Mae, 4.50%, 5/1/19, Pool #761398	7,694
388,598	Fannie Mae, 4.84%, 2/1/33, Pool #683235(b)	393,462

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2008

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$4,236	Fannie Mae, 5.00%, 3/1/18, Pool #688031	$4,249
11,465	Fannie Mae, 5.00%, 8/1/33, Pool #730856	11,099
11,780	Fannie Mae, 5.00%, 7/1/35, Pool #832198	11,363
8,148	Fannie Mae, 5.50%, 2/1/33, Pool #683351	8,095
3,130	Fannie Mae, 5.50%, 9/1/34, Pool #725773	3,104
83,887	Fannie Mae, Series 1998-36, Class ZB, 6.00%, 7/18/28	85,718
500,000	Fannie Mae, Series 2006-7, Class TB, 6.00%, 2/25/31	513,217
786,239	Fannie Mae, 6.00%, 2/1/32, Pool #634200	793,881
61,000	Fannie Mae, Series 2002-21, Class LL, 6.25%, 4/25/32	61,102
42,200	Fannie Mae, 6.67%, 12/1/27, Pool #422279(b)	42,615
91,000	Fannie Mae, Series 1994-51, Class LL, 6.75%, 3/25/24	95,140
94,392	Fannie Mae, Series 1993-82, Class H, 7.00%, 5/25/23	99,537
9,177	Fannie Mae, Series 1997-42, Class EN, 7.25%, 7/18/27	9,531
90,964	Fannie Mae, Series 1991-171, Class J, 8.00%, 12/25/21	98,723
41,817	Fannie Mae Whole Loan, Series 2002-W11, Class AF5, 5.48%, 11/25/32	41,731
298,715	Fannie Mae Whole Loan, Series 2004-W3, Class A8, 5.50%, 5/25/34	285,757
197,419	Fannie Mae Whole Loan, Series 2003-W6, Class 6A, 5.86%, 8/25/42(b)	198,045
80,000	First Horizon Mortgage Pass-Through Trust, Series 2003-8, Class 1A10, 5.25%, 10/25/33	65,957
4,894	First Nationwide Trust, Series 2001-3, Class 1A1, 6.75%, 8/21/31	4,887
97,697	Freddie Mac, Series 2590, Class AQ, 4.25%, 3/15/18	93,613
117,282	Freddie Mac, Series 2728, Class HN, 4.50%, 1/15/19	111,971
285,000	Freddie Mac, Series 2877, Class AL, 5.00%, 10/15/24	270,344
51,000	Freddie Mac, Series 2994, Class NC, 5.00%, 10/15/28	51,254

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$47,652	Freddie Mac, 5.22%, 4/1/24, Pool #409624(b)	$48,474
27,964	Freddie Mac, Series 2610, Class VB, 5.50%, 7/15/24	27,986
39,124	Freddie Mac, Series 2148, Class ZA, 6.00%, 4/15/29	39,665
65,000	Freddie Mac, Series 3133, Class TD, 6.00%, 9/15/34	65,029
6,491	Freddie Mac, 6.00%, 7/1/35, Pool #A36085	6,560
714,850	Freddie Mac, Series 3272, Class PB, 6.00%, 2/15/37	717,372
65,268	Freddie Mac, 6.50%, 12/1/11, Pool #E20275	67,628
142,176	Freddie Mac, Series 2036, Class PD, 6.50%, 3/15/28	149,444
112,145	Freddie Mac, Series 2278, Class H, 6.50%, 1/15/31	116,703
19,985	Freddie Mac, 6.50%, 2/1/36, Pool #G08113	20,575
98,000	Freddie Mac, Series 3180, Class DD, 6.50%, 2/15/36	98,845
12,451	Freddie Mac, Series 194, Class E, 7.00%, 9/15/21	13,121
322,659	Freddie Mac, Series 1999, Class PU, 7.00%, 10/15/27	339,654
141,443	Freddie Mac, Series 1688, Class W, 7.25%, 3/15/14	150,204
36,277	Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22	38,812
2,234	Freddie Mac, Series 1255, Class H, 8.50%, 4/15/22	2,359
26,071	GMAC Mortgage Corp. Loan Trust, Series 2003-GH2, Class A4, 5.00%, 10/25/33	23,617
155,000	GMAC Mortgage Corp. Loan Trust, Series 2003-J6, Class A3, 5.50%, 10/25/33	132,985
21,288	Government National Mortgage Assoc., 7.00%, 9/15/23, Pool #347688	22,705
53,536	Government National Mortgage Assoc., 7.00%, 7/15/29, Pool #490215	56,982
25,339	Government National Mortgage Assoc., 7.50%, 11/15/23, Pool #354701	27,249
7,812	Government National Mortgage Assoc., 7.50%, 12/15/25, Pool #401510	8,410
5,016	Government National Mortgage Assoc., Series 1996-15, Class H, 7.50%, 8/16/26	5,401

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2008

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$27,084	Government National Mortgage Assoc., Series 1996-20, Class J, 7.50%, 9/20/26	$28,505
14,963	Government National Mortgage Assoc., 8.00%, 5/15/26, Pool #428480	16,370
787	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #426149	861
11,632	Government National Mortgage Assoc., 9.00%, 7/15/21, Pool #308511	12,757
1,932	Government National Mortgage Assoc., 10.50%, 11/15/15, Pool #268347	2,170
60,367	GSR Mortgage Loan Trust, Series 2002-3F, Class 1AA, 6.00%, 8/25/16	60,293
330,000	JP Morgan Alternative Loan Trust, Series 2006-S4, Class A6, 5.71%, 12/25/36	243,759
880,000	JP Morgan Mortgage Trust, Series 2005-A6, Class 2A4, 4.97%, 8/25/35(b)	665,051
181,941	JP Morgan Mortgage Trust, Series 2006-A2, Class 3A2, 5.68%, 4/25/36(b)	149,605
79,675	JP Morgan Mortgage Trust, Series 2006-A4, Class 3A1, 5.97%, 6/25/36(b)	67,668
123,485	JP Morgan Mortgage Trust, Series 2004-S2, Class 4A5, 6.00%, 11/25/34	93,810
43,021	Master Alternative Loans Trust, Series 2004-13, Class 8A1, 5.50%, 1/25/25	39,082
198,624	Master Alternative Loans Trust, Series 2003-8, Class 3A1, 5.50%, 12/25/33	170,320
238,770	Master Alternative Loans Trust, Series 2005-3, Class 1A1, 5.50%, 4/25/35	199,961
435,000	Master Alternative Loans Trust, Series 2004-10, Class 5A6, 5.75%, 9/25/34	357,765
365,979	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34	322,809
114,015	Master Alternative Loans Trust, Series 2004-6, Class 7A1, 6.00%, 7/25/34	86,616
137,292	Master Alternative Loans Trust, Series 2005-3, Class 7A1, 6.00%, 4/25/35	118,029

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$34,182	Master Alternative Loans Trust, Series 2003-7, Class 5A1, 6.25%, 11/25/33	$29,751
89,216	Master Alternative Loans Trust, Series 2004-3, Class 2A1, 6.25%, 4/25/34	80,506
20,000	Master Asset Securitization Trust, Series 2003-8, Class 3A11, 5.25%, 9/25/33	18,574
159,909	Master Asset Securitization Trust, Series 2003-7, Class 1A1, 5.50%, 9/25/33	145,117
53,303	Master Asset Securitization Trust, Series 2003-7, Class 1A2, 5.50%, 9/25/33	48,372
225,000	Master Asset Securitization Trust, Series 2005-1, Class 2A4, 5.50%, 5/25/35	173,514
159,124	Master Asset Securitization Trust, Series 2004-3, Class 5A1, 6.25%, 1/25/32	147,737
156,375	MLCC Mortgage Investors, Inc., Series 2004-HB1, Class A3, 4.69%, 4/25/29(b)	140,031
216,147	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 3A, 6.00%, 4/25/34	196,626
94,021	Nomura Asset Acceptance Corp., Series 2003-A1, Class A2, 6.00%, 5/25/33	80,829
1,000,000	Prime Mortgage Trust, Series 2005-4, Class 2A3, 5.50%, 10/25/35	732,263
744,561	RAAC, Series 2004-SP2, Class A22, 6.00%, 1/25/32	656,404
400,000	Residential Accredit Loans, Inc., Series 2006-QS10, Class A8, 6.00%, 8/25/36	296,995
950,000	Residential Accredit Loans, Inc., Series 2007-QS6, Class A6, 6.25%, 4/25/37	619,065
100,000	Residential Asset Loans, Inc., Series 2006-QS5, Class A9, 6.00%, 5/25/36	49,402
94,902	Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11, 7.13%, 3/25/16	96,496
750,000	Residential Asset Securitization Trust, Series 2005-A9, Class A3, 5.50%, 7/25/35	543,097

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2008

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$430,215	Residential Asset Securitization Trust, Series 2006-A2, Class A3, 6.00%, 5/25/36	$358,957
500,000	Residential Asset Securitization Trust, Series 2007-A5, Class 2A5, 6.00%, 5/25/37	323,522
70,530	Residential Funding Mortgage Securities, Inc., Series 2004-S8, Class A7, 5.50%, 9/25/34	68,090
58,761	Structured Adjustable Rate Mortgage Loan, Series 2006-5, Class 4A1, 5.93%, 6/25/36(b)	44,156
500,000	Structured Asset Securities Corp., Series 2003-8, Class 1A2, 5.00%, 4/25/18	489,161
71,119	Structured Asset Securities Corp., Series 2005-6, Class 4A1, 5.00%, 5/25/35	61,251
286,372	Structured Asset Securities Corp., Series 2004-3, Class 3A1, 5.50%, 3/25/19	274,470
250,000	Structured Asset Securities Corp., Series 2005-3, Class 1A8, 5.75%, 3/25/35	179,343
50,000	Structured Asset Securities Corp., Series 2002-15, Class A4, 6.00%, 8/25/32	45,467
108,952	Structured Asset Securities Corp., Series 2003-10, Class A, 6.00%, 4/25/33	101,291
175,230	Structured Asset Securities Corp., Series 2004-20, Class 5A1, 6.25%, 11/25/34	156,473
112,033	Structured Mortgage Asset Residential Trust, Series 2003-1, Class 2A1, 6.00%, 2/25/18	111,626
86,236	TBW Mortgage Backed Pass Through Certificates, Series 2006-2, Class 7A1, 7.00%, 7/25/36	51,418
163,477	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 5.32%, 8/20/35(b)	119,735
712,000	Washington Mutual Mortgage Pass-Through, Series 2005-3, Class 1CB5, 5.50%, 5/25/35	463,816
67,844	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-CB1, Class 4A, 6.00%, 6/25/34	61,717

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$29,166	Washington Mutual MSC Mortgage, Series 2002-MS9, Class 2A2, 5.25%, 12/25/17	$28,367
23,374	Washington Mutual MSC Mortgage, Series 2004-RA1, Class 2A, 7.00%, 3/25/34	22,128
58,714	Wells Fargo Mortgage Backed Securities, Series 2004-0, Class A1, 4.89%, 8/25/34(b)	52,818
393,686	Wells Fargo Mortgage Backed Securities, Series 2004-5, Class 1A1, 5.00%, 6/25/19	379,226
165,681	Wells Fargo Mortgage Backed Securities, Series 2004-7, Class 2A2, 5.00%, 7/25/19	155,947
131,867	Wells Fargo Mortgage Backed Securities Trust, Series 2003-2, Class A6, 5.25%, 2/25/18	131,183
225,000	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7, Class A48, 6.00%, 6/25/37	192,836

Total Mortgage Backed Securities		27,478,703

Corporate Bonds (14.6%)
Banking (0.7%)
381,000	JP Morgan Chase & Co., 7.00%, 11/15/09	391,606

Diversified Manufacturing Operations (1.3%)
750,000	General Electric Co., 5.25%, 12/6/17	724,827

Financial Services (8.0%)
500,000	ALESCO Preferred Funding Ltd., Series 15A, Class C1, 3.95%, 12/23/37(a)(b)	205,625
500,000	American General Finance, 6.90%, 12/15/17	400,532
100,000	American International Group, Inc., 4.25%, 5/15/13(c)	88,666
545,000	General Electric Capital Corp., 5.45%, 1/15/13	552,739
500,000	General Electric Capital Corp., 7.50%, 6/15/09	514,829
150,000	Household Finance Corp., 6.50%, 11/15/08	150,675
500,000	I-Preferred Term Securities, 4.78%, 12/11/32, Continuously Callable @ 100(a)(b)	206,500

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2008

Principal Amount	Security Description	Value
Corporate Bonds, continued:
Financial Services, continued:
$1,000,000	Preferred Term Securities IX, 4.61%, 4/3/33, Continuously Callable @ 100(a)(b)	$706,500
500,000	Preferred Term Securities XI, 4.41%, 9/24/33, Callable 10/17/08 @ 100(a)(b)	375,000
481,327	Preferred Term Securities XXIII, 6.15%, 12/22/36(a)(b)	409,128
1,000,000	Reg Diversified Funding , 4.12%, 1/25/36(a)(b)	675,180
1,038,846	Taberna Preferred Funding Ltd., Series 2006-5A, Class A3, 4.24%, 8/5/36(a)(b)	207,769

		4,493,143

Security Brokers & Dealers (4.1%)
665,000	Bear Stearns Co., Inc., 5.55%, 1/22/17	620,535
500,000	Goldman Sachs Group, Inc., 6.13%, 2/15/33	429,906
700,000	Lehman Brothers Holdings, Inc., 6.50%, 7/19/17	619,648
700,000	Merrill Lynch & Co., Inc., 6.50%, 7/15/18	628,495

		2,298,584

Telecommunications (0.5%)
135,000	Qwest Corp., 6.88%, 9/15/33, Callable 09/15/08 @ 101.46	132,462
126,000	Qwest Corp., 6.88%, 9/15/33, Callable 09/15/08 @ 101.46	123,632

		256,094

Total Corporate Bonds		8,164,254

Taxable Municipal Bonds (4.6%)
Georgia (1.8%)
1,000,000	Atlanta & Fulton County Georgia Recreational Authority Revenue, Downtown Arena Project, 7.00%, 12/1/28, Callable 12/1/08 @ 101, Insured by: FSA*	1,013,310

Missouri (2.6%)
500,000	Missouri State Housing Development Community Single Family Mortgage Revenue, 5.78%, 3/1/38, Continuously Callable @ 100, Insured by: GNMA/FNMA/FHLMC	496,675

Principal Amount	Security Description	Value
Taxable Municipal Bonds, continued:
Missouri, continued:
$905,000	St. Louis Missouri Municipal Finance Corp., Firemens’ Retirement System Revenue, 6.55%, 8/1/09, Insured by: MBIA	$929,598

		1,426,273

Wisconsin (0.2%)
115,000	Wisconsin State, GO, Series D, 6.90%, 11/1/11, Callable 11/1/08 @ 100, Goldman Sachs & Co.*	115,338

Total Taxable Municipal Bonds		2,554,921

U.S. Government Agency Securities (9.1%)
	Fannie Mae
1,250,000	4.16%, 6/11/13, Callable 12/11/08 @ 100	1,239,713
500,000	5.00%, 7/28/10(b)	516,006
58,000	5.00%, 9/17/19, Continuously Callable @ 100(b)	58,020
40,000	5.00%, 9/30/19, Callable 9/30/10 @ 100(b)	40,014
425,000	5.00%, 11/19/19, Continuously Callable @ 100(b)	425,146
	Federal Home Loan Bank(b)
100,000	4.00%, 7/9/18, Callable 10/17/12 @ 100	99,039
100,000	4.25%, 7/17/18, Callable 10/17/08 @ 100	99,133
100,000	4.50%, 6/26/18, Callable 9/26/08 @ 100	99,621
	Freddie Mac
107,000	4.00%, 9/30/14, Continuously Callable @ 100(b)	106,980
20,000	4.50%, 12/15/14, Continuously Callable @ 100(b)	20,001
25,000	4.50%, 10/15/16, Continuously Callable @ 100(b)	24,988
500,000	4.55%, 1/20/11, Continuously Callable @ 100	512,587
125,000	4.63%, 10/18/19, Continuously Callable @ 100(b)	125,006
165,000	5.00%, 3/26/18, Continuously Callable @ 100	161,907
400,000	5.00%, 6/25/18, Continuously Callable @ 100(b)	398,252
32,000	5.00%, 2/25/19, Continuously Callable @ 100(b)	32,002
158,000	5.00%, 3/28/19, Continuously Callable @ 100(b)	158,009

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Bond Fund

Schedule of Portfolio Investments, Concluded

August 31, 2008

Principal Amount	Security Description	Value
U.S. Government Agency Securities, continued:
$131,000	5.00%, 3/29/19, Continuously Callable @ 100(b)	$130,448
373,000	5.13%, 7/18/18, Continuously Callable @ 100(b)	371,978
331,000	5.25%, 7/25/18, Continuously Callable @ 100(b)	331,022
147,000	5.25%, 7/15/19, Callable 7/15/09 @ 100(b)	146,304

Total U.S. Government Agency Securities		5,096,176

U.S. Treasury Obligations (19.2%)
	U.S. Treasury Bonds
2,000,000	5.38%, 2/15/31	2,255,938
1,750,000	5.50%, 8/15/28	1,985,429

Shares or Principal Amount	Security Description	Value
U.S. Treasury Obligations, continued:
	U.S. Treasury Notes
$1,050,000	4.13%, 5/15/15	$1,103,976
2,050,000	4.25%, 8/15/15	2,165,153
3,000,000	4.63%, 2/15/17	3,206,250

Total U.S. Treasury Obligations		10,716,746
Investments in Affiliates (1.5%)
812,986	American Performance Institutional Cash Management Fund	812,986

Total Investments in Affiliates		812,986

Total Investments (Cost $60,828,062)(d)—100.2%		56,011,878
Liabilities in excess of other assets—(0.2)%		(95,829)

Net Assets—100.0%		$55,916,049

(a)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.
(b)	Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2008. The date presented reflects the final maturity date.
(c)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(d)	Represents cost for financial reporting purposes.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

FHLMC—Federal Home Loan Mortgage Corporation

FNMA—Federal National Mortgage Association

FSA—Financial Security Assurance

GNMA—Government National Mortgage Association

GO—General Obligations Bond

MBIA—Municipal Bond Insurance Association

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments

August 31, 2008

Shares	Security Description	Value
Common Stocks (45.9%)
Advertising (0.1%)
420	Lamar Advertising Co.(a)	$15,603
470	Omnicom Group, Inc.	19,923

		35,526

Aerospace/Defense (0.9%)
1,470	Empresa Brasileira de Aeronautica SA ADR	49,906
1,270	Lockheed Martin Corp.	147,879
1,420	Moog, Inc.(a)	67,308
650	Raytheon Co.	38,994
540	Rockwell Collins, Inc.	28,399
3,660	Spirit AeroSystems Holdings, Inc., Class A(a)	83,448
2,670	The Boeing Co.	175,045

		590,979

Agriculture (0.4%)
310	Bunge Ltd. ADR	27,702
1,150	Monsanto Co.	131,387
6,470	Pilgrim’s Pride Corp.	83,075

		242,164

Airlines (0.2%)
3,730	Allegiant Travel Co.(a)	115,667

Apparel (0.0%)
1,245	Citi Trends, Inc.(a)	25,672

Apparel/Footwear (0.2%)
3,610	Foot Locker, Inc.	58,807
1,460	J. Crew Group, Inc.(a)	38,559
70	Phillips-Van Heusen Corp.	2,664
350	Urban Outfitters, Inc.(a)	12,467

		112,497

Apparel Manufacturers (1.1%)
520	Cintas Corp.	16,016
9,575	Coach, Inc.(a)	277,579
2,300	Hanesbrands, Inc.(a)	54,832
4,645	NIKE, Inc., Class B	281,533
140	Polo Ralph Lauren Corp.	10,623
910	VF Corp.	72,118

		712,701

Auto Parts & Equipment (0.1%)
610	Autoliv, Inc.	23,418
370	BorgWarner, Inc.	15,299
2,460	The Goodyear Tire & Rubber Co.(a)	48,241

		86,958

Shares	Security Description	Value
Common Stocks, continued:
Automotive Parts (0.2%)
2,495	Advance Auto Parts, Inc.	$107,385
490	Copart, Inc.(a)	21,565
640	Harley-Davidson, Inc.	25,459

		154,409

Banking (1.3%)
2,500	Associated Banc-Corp.	43,750
6,005	Bank of America Corp.	186,996
1,295	Bank of the Ozarks, Inc.	28,969
1,200	Capital One Financial Corp.	52,968
3,760	Fifth Third Bancorp	59,333
5,210	Hudson City Bancorp, Inc.	96,072
2,880	JP Morgan Chase & Co.	110,851
370	PNC Financial Services Group	26,622
200	SVB Financial Group(a)	11,210
3,520	The Charles Schwab Corp.	84,445
190	U.S. Bancorp	6,053
3,050	Washington Federal, Inc.	52,552
2,145	Whitney Holding Corp.	46,439

		806,260

Banks (0.1%)
120	M&T Bank Corp.	8,561
640	Northern Trust Corp.	51,449
330	State Street Corp.	22,331

		82,341

Beverages (0.6%)
170	Brown-Forman Corp., Class B	12,242
110	Central European Distribution Corp.(a)	6,346
780	Diageo PLC ADR	58,032
200	Molson Coors Brewing Co., Class B	9,530
3,875	PepsiCo, Inc.	265,360
1,690	The Pepsi Bottling Group, Inc.	49,990

		401,500

Biotechnology (0.1%)
2,625	Pharmanet Development Group, Inc.(a)	68,512

Broadcasting/Cable (0.6%)
3,270	CBS Corp. Class B	52,909
13,690	Comcast Corp., Class A	289,954
1,420	Shaw Communications, Inc. Class A	30,558
930	Time Warner Cable, Inc., Class A(a)	24,878

		398,299

Building Materials (0.2%)
50	Martin Marietta Materials, Inc.	5,645
1,030	Nucor Corp.	54,075
1,900	The Valspar Corp.	44,954

		104,674

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2008

Shares	Security Description	Value
Common Stocks, continued:
Business Equipment & Services (0.7%)
2,040	Accenture Ltd., Class A	$84,375
130	FTI Consulting, Inc.(a)	9,542
2,260	HNI Corp.	52,296
220	IMS Health, Inc.	4,888
7,000	Juniper Networks, Inc.(a)	179,900
1,360	Paychex, Inc.	46,349
600	The Dun & Bradstreet Corp.	55,182

		432,532

Casino Services (0.0%)
590	Las Vegas Sands Corp.(a)	27,972

Chemicals (0.7%)
1,320	Celanese Corp., Series A	50,899
90	CF Industries Holdings, Inc.	13,716
1,490	E.I. du Pont de Nemours & Co.	66,216
190	Eastman Chemical Co.	11,461
200	Ecolab, Inc.	9,148
2,735	Praxair, Inc.	245,712
290	Terra Industries, Inc.	14,541

		411,693

Coal (0.0%)
320	Arch Coal, Inc.	17,357
100	CONSOL Energy, Inc.	6,771

		24,128

Commercial Services (0.5%)
4,160	Jacobs Engineering Group, Inc.(a)	307,091
1,690	Macquarie Infrastructure Co. LLC	35,068

		342,159

Computer Software & Services (1.1%)
1,330	Akamai Technologies, Inc.(a)	30,457
150	DST Systems, Inc.(a)	9,263
6,280	eBay, Inc.(a)	156,560
270	Liberty Media Corp.,—Interactive, Class A(a)	3,669
5,280	Microsoft Corp.	144,091
1,670	Oracle Corp.(a)	36,623
660	Verisign, Inc.(a)	21,100
14,430	Yahoo!, Inc.(a)	279,654

		681,417

Computers (0.0%)
1,040	Teradata Corp.(a)	25,553

Computers & Peripherals (2.2%)
570	Apple Computer, Inc.(a)	96,632
13,000	Cisco Systems, Inc.(a)	312,650
11,820	Dell, Inc.(a)	256,848

Shares	Security Description	Value
Common Stocks, continued:
Computers & Peripherals, continued:
1,230	Hewlett-Packard Co.	$57,711
1,190	International Business Machines Corp.	144,859
380	NCR Corp.(a)	10,055
12,755	NetApp, Inc.(a)	324,997
8,600	Palm, Inc.	73,186
5,215	Seagate Technology	77,756
660	Western Digital Corp.(a)	17,992

		1,372,686

Construction (0.3%)
3,215	Granite Construction, Inc.	117,926
1,440	URS Corp.(a)	69,063

		186,989

Consumer Products (0.5%)
280	Colgate-Palmolive Co.	21,288
1,280	Pactiv Corp.(a)	34,394
100	Snap-on, Inc.	5,702
490	The Estee Lauder Cos., Inc., Class A	24,387
2,080	The Procter & Gamble Co.	145,121
1,230	WD-40 Co.	42,915
510	Whirlpool Corp.	41,494

		315,301

Consumer Services (0.3%)
2,395	Avon Products, Inc.	102,578
1,765	Weight Watchers International, Inc.	69,894

		172,472

Distribution/Wholesale (0.1%)
420	Fastenal Co.	21,811
220	Genuine Parts Co.	9,332
470	LKQ Corp.(a)	8,803

		39,946

Diversified Manufacturing Operations (1.3%)
220	Actuant Corp., Class A	6,941
360	Acuity Brands, Inc.	15,664
2,125	Danaher Corp.	173,336
370	Eaton Corp.	27,077
9,845	General Electric Co.	276,644
350	ITT Corp.	22,312
3,300	Packaging Corp. of America	84,975
320	Parker Hannifin Corp.	20,502
50	SPX Corp.	5,963
250	The Brink’s Co.	17,445
790	Trinity Industries, Inc.	28,424
3,270	Tyco International Ltd. ADR	140,218
180	Walter Industries, Inc.	16,884

		836,385

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2008

Shares	Security Description	Value
Common Stocks, continued:
Drugs Wholesale (0.0%)
470	AmerisourceBergen Corp.	$19,275

Education (0.0%)
220	DeVry, Inc.	11,348
60	Strayer Education, Inc.	12,590

		23,938

Electric (0.0%)
640	The AES Corp.(a)	9,766

Electric Integrated (0.2%)
500	FirstEnergy Corp.	36,320
2,890	Mirant Corp.(a)	85,486
200	Pinnacle West Capital Corp.	7,038
860	Reliant Energy, Inc.(a)	14,646
240	Southern Co.	9,002

		152,492

Electrical Components & Equipment (0.2%)
4,205	Molex, Inc.	101,425

Electronic Components/Instruments (2.2%)
280	Agilent Technologies, Inc.(a)	9,733
5,395	Amphenol Corp., Class A	256,370
4,115	Emerson Electric Co.	192,582
140	Garmin Ltd.(a)	4,866
120	Itron, Inc.(a)	12,430
2,075	L-3 Communications Holdings, Inc.	215,676
9,890	Microchip Technology, Inc.	316,579
4,295	Thermo Fisher Scientific, Inc.(a)	260,105
320	Trimble Navigation Ltd.(a)	10,832
3,420	Tyco Electronics Ltd. ADR	112,552

		1,391,725

Energy—Alternative Sources (0.0%)
90	Energizer Holdings, Inc.(a)	7,645

Engineering & Construction (0.1%)
1,730	KBR, Inc.	42,471
350	McDermott International, Inc.(a)	12,156

		54,627

Entertainment (0.5%)
1,580	Activision Blizzard, Inc.(a)	51,855
1,480	Carnival Corp.	54,849
2,370	Cedar Fair LP	49,770
1,155	International Game Technology	24,752
4,365	The Walt Disney Co.	141,208

		322,434

Financial Services (2.3%)
940	Affiliated Managers Group, Inc.(a)	89,507
3,090	American Express Co.	122,611
70	Ameriprise Financial, Inc.	3,147

Shares	Security Description	Value
Common Stocks, continued:
Financial Services, continued:
120	Automatic Data Processing, Inc.	$5,326
13,015	Discover Financial Services	214,097
7,730	Eaton Vance Corp.	276,038
510	Fidelity National Information Services, Inc.	11,143
5,080	First Cash Financial Services, Inc.(a)	94,132
380	Interactive Brokers Group, Inc., Class A(a)	10,374
350	Investment Technology Group, Inc.(a)	11,200
3,400	Jackson Hewitt Tax Service, Inc.	58,378
1,230	Morgan Stanley	50,221
3,310	Raymond James Financial, Inc.	102,047
1,695	SEI Investments Co.	40,036
5,905	T. Rowe Price Group, Inc.	350,521

		1,438,778

Food—Miscellaneous/Diversified (0.0%)
1,490	Whole Foods Market, Inc.	27,282

Food—Wholesale/Distribution (0.0%)
300	Del Monte Foods Co.	2,556

Food Products & Services (1.3%)
7,370	Archer-Daniels-Midland Co.	187,640
480	Campbell Soup Co.	17,669
2,960	Coca Cola Enterprises, Inc.	50,527
350	Dean Foods Co.(a)	8,810
4,520	Kraft Foods, Inc., Class A	142,425
10,880	Sysco Corp.	346,310
430	The Kroger Co.	11,877
1,850	Unilever NV NY Shares	51,060

		816,318

Forest Products & Paper (0.0%)
60	Plum Creek Timber Co., Inc.	2,977

Gas (0.2%)
1,630	Sempra Energy	94,410

Hand/Machine Tools (0.0%)
140	The Stanley Works	6,713

Hazardous Waste Disposal (0.1%)
90	Clean Harbors, Inc.(a)	7,303
350	Stericycle, Inc.(a)	20,755

		28,058

Health Care (0.2%)
1,180	Cigna Corp.	49,418
440	Express Scripts, Inc.(a)	32,300
530	HLTH Corp.(a)	6,599
30	Humana, Inc.(a)	1,392
1,120	Lincare Holdings, Inc.(a)	36,960

		126,669

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2008

Shares	Security Description	Value
Common Stocks, continued:
Healthcare—Products (0.0%)
250	Herbalife Ltd.	$11,775

Holding Companies (0.1%)
1,020	Impala Platinum Holdings Ltd. ADR	28,927

Home Furnishings (0.1%)
3,640	Newell Rubbermaid, Inc.	65,884

Human Resources (0.0%)
520	Hewitt Associates, Inc.(a)	20,909

Industrial Automatic/Robot (0.1%)
1,650	Rockwell Automation, Inc.	77,896

Insurance (1.5%)
3,210	AFLAC, Inc.	182,007
490	Aon Corp.	23,270
900	Assurant, Inc.	52,587
1,670	Fidelity National Financial, Inc., Class A	23,430
3,765	Lincoln National Corp.	191,111
300	Marsh & McLennan Cos., Inc.	9,579
460	Principal Financial Group, Inc.	21,063
3,700	Prudential Financial, Inc.	272,727
90	RenaissanceRe Holdings Ltd.	4,564
1,290	The Allstate Corp.	58,218
1,440	The Progressive Corp.	26,597
1,730	Willis Group Holdings Ltd.	59,547

		924,700

Internet (0.1%)
950	Sohu.com, Inc.(a)	71,535

Investment Companies (0.1%)
140	American Capital Ltd.	3,044
120	BlackRock, Inc.	26,070

		29,114

Leisure Time (0.0%)
310	Royal Caribbean Cruises Ltd.	8,426

Machinery & Equipment (1.0%)
630	AGCO Corp.(a)	38,827
3,415	H&E Equipment Services, Inc.(a)	48,186
80	IDEX Corp.	2,966
140	Joy Global, Inc.	9,946
795	Roper Industries, Inc.	46,968
1,040	Terex Corp.(a)	52,301
6,310	The Manitowoc Co., Inc.	158,886
200	Toro Co.	8,174
3,645	United Technologies Corp.	239,075

		605,329

Shares	Security Description	Value
Common Stocks, continued:
Machinery—Construction & Mining (0.1%)
790	Bucyrus International, Inc., Class A	$55,181

Machinery—Diversified (0.1%)
1,080	Teleflex, Inc.	69,736

Media (0.1%)
1,800	Viacom, Inc., Class B(a)	53,064

Medical (0.1%)
660	Covidien Ltd. ADR	35,686

Medical—Biotechnology (0.3%)
1,490	Genentech, Inc.(a)	147,137
180	Inverness Medical Innovations, Inc.(a)	6,394
1,175	Pharmaceutical Product Development, Inc.	47,940

		201,471

Medical Equipment & Supplies (2.0%)
1,670	Becton, Dickinson & Co.	145,924
240	DENTSPLY International, Inc.	9,406
140	Edwards Lifesciences Corp.(a)	8,289
3,060	Henry Schein, Inc.(a)	178,949
3,445	Hologic, Inc.(a)	73,103
60	Intuitive Surgical, Inc.(a)	17,716
3,750	Invitrogen Corp.(a)	159,225
430	Kinetic Concepts, Inc.(a)	15,119
1,970	Medtronic, Inc.	107,562
4,550	Mentor Corp.	112,294
1,900	PerkinElmer, Inc.	53,979
1,475	ResMed, Inc.(a)	69,030
3,425	Stryker Corp.	230,126
1,020	Zimmer Holdings, Inc.(a)	73,838

		1,254,560

Medical Labs & Testing Services (0.0%)
270	Covance, Inc.(a)	25,472

Metals—Processing & Fabrication (0.7%)
240	AK Steel Holding Corp.	12,626
2,775	Cameco Corp.	83,472
630	Freeport-McMoran Copper & Gold, Inc.	56,272
1,620	General Cable Corp.(a)	79,737
1,385	Ladish Co., Inc.(a)	36,924
910	Shaw Group, Inc.(a)	45,081
900	Steel Dynamics, Inc.	22,347
6,835	Titanium Metals Corp.	98,492
270	United States Steel Corp.	35,929

		470,880

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2008

Shares	Security Description	Value
Common Stocks, continued:
Oil & Gas Exploration, Production and Services (2.9%)
1,855	Apache Corp.	$212,175
2,800	Baker Hughes, Inc.	224,028
5,720	BJ Services Co.	153,582
240	Cimarex Energy Co.	13,330
1,240	Devon Energy Corp.	126,542
10	Diamond Offshore Drilling, Inc.	1,099
230	Exterran Holdings, Inc.(a)	10,513
650	FMC Technologies, Inc.(a)	34,814
1,370	Frontier Oil Corp.	26,537
1,720	Helix Energy Solutions Group, Inc.(a)	52,924
1,730	Helmerich & Payne, Inc.	98,818
1,650	National-Oilwell Varco, Inc.(a)	121,655
550	Oil States International, Inc.(a)	30,597
12,270	Patterson-UTI Energy, Inc.	348,713
310	Plains Exploration & Production Co.(a)	16,709
260	Questar Corp.	13,491
190	SandRidge Energy, Inc.(a)	6,650
1,360	Sasol ADR	74,786
1,760	Southwestern Energy Co.(a)	67,531
550	Transocean, Inc. ADR(a)	69,960
515	Ultra Petroleum Corp.(a)	35,097
2,850	Valero Energy Corp.	99,066

		1,838,617

Oil & Gas Services (0.2%)
3,350	Hercules Offshore, Inc.(a)	73,934
590	Schlumberger Ltd.	55,590

		129,524

Oil—Integrated Companies (1.0%)
720	Chevron Corp.	62,150
1,400	ConocoPhillips	115,514
3,870	Exxon Mobil Corp.	309,639
1,110	Marathon Oil Corp.	50,028
890	Occidental Petroleum Corp.	70,631
980	Sunoco, Inc.	43,492

		651,454

Packaging & Containers (0.0%)
270	Crown Holdings, Inc.(a)	7,490
270	Owens-Illinois, Inc(a)	12,042

		19,532

Paper Products (0.1%)
735	Avery Dennison Corp.	35,456
310	Temple-Inland, Inc.	5,180

		40,636

Pharmaceuticals (1.6%)
1,180	Abbott Laboratories	67,767
10,835	Bristol-Myers Squibb Co.	231,219

Shares	Security Description	Value
Common Stocks, continued:
Pharmaceuticals, continued:
1,400	Charles River Laboratories International, Inc.(a)	$91,854
2,750	Eli Lilly & Co.	128,287
2,155	Genzyme Corp.(a)	168,736
70	Gilead Sciences, Inc.(a)	3,688
910	Merck & Co., Inc.	32,460
90	Omnicare, Inc.	2,903
6,730	Pfizer, Inc.	128,610
780	Roche Holding AG ADR	66,045
2,450	Teva Pharmaceutical Industries Ltd.	115,983

		1,037,552

Pipelines (0.7%)
4,380	El Paso Corp.	73,409
1,120	ONEOK Partners LP	67,256
2,890	Spectra Energy Corp.	76,469
6,280	The Williams Cos., Inc.	193,989

		411,123

Printing & Publishing (0.1%)
710	Gannett Co., Inc.	12,631
590	R.R. Donnelley & Sons Co.	16,449
290	The McGraw-Hill Cos., Inc.	12,424

		41,504

Real Estate Investment Trusts (0.2%)
700	Health Care REIT, Inc.	36,309
3,810	Host Hotels & Resorts, Inc.	54,483
420	Ventas, Inc.	19,076

		109,868

REITS (0.4%)
1,245	American Campus Communities, Inc.	37,748
3,560	Annaly Capital Management, Inc.	53,258
300	Boston Properties, Inc.	30,741
250	Digital Reality Trust, Inc.	11,467
830	Public Storage	73,306
720	Senior Housing Properties Trust	15,610

		222,130

Restaurants (0.5%)
560	Burger King Holdings, Inc.	13,899
520	Darden Restaurants, Inc.	15,231
510	Jack In the Box, Inc.(a)	12,102
2,050	McDonald’s Corp.	127,203
230	Panera Bread Co. Class A(a)	12,360
4,025	The Cheesecake Factory, Inc.(a)	61,864
210	Tim Hortons, Inc.	6,607
1,275	Yum! Brands, Inc.	45,492

		294,758

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2008

Shares	Security Description	Value
Common Stocks, continued:
Retail (3.3%)
290	Amazon.com, Inc.(a)	$23,435
70	AutoZone, Inc.(a)	9,606
7,790	Best Buy Co., Inc.	348,758
690	Big Lots, Inc.(a)	20,403
1,450	BJ’s Wholesale Club, Inc.(a)	55,143
16,595	Blockbuster, Inc., Class A(a)	39,828
2,700	Cash America International, Inc.	111,753
340	Costco Wholesale Corp.	22,800
4,902	CVS Corp.	179,413
1,010	Dick’s Sporting Goods, Inc.(a)	23,119
2,585	Dollar Tree, Inc.(a)	99,161
15,575	Family Dollar Stores, Inc.	388,129
4,800	Fred’s Inc., Class A	67,296
380	GameStop Corp., Class A(a)	16,671
5,870	Kohl’s Corp.(a)	288,628
3,040	Macy’s, Inc.	63,293
2,175	Nordstrom, Inc.	67,642
3,340	PetSmart, Inc.	90,080
270	RadioShack Corp.	5,133
3,225	Sonic Automotive, Inc.	34,701
2,490	Wal-Mart Stores, Inc.	147,084
220	Walgreen Co.	8,015
100	Williams-Sonoma, Inc.	1,769

		2,111,860

Savings & Loans (0.3%)
5,340	Astoria Financial Corp.	116,679
5,915	New York Community Bancorp, Inc.	97,538

		214,217

Semiconductors (2.6%)
10,725	Altera Corp.	242,814
290	Analog Devices, Inc.	8,108
10,350	Applied Materials, Inc.	185,472
4,800	Broadcom Corp., Class A(a)	115,488
2,455	FormFactor, Inc.(a)	47,111
17,020	Intel Corp.	389,247
280	Linear Technology Corp.	9,139
3,185	Maxim Integrated Products, Inc.	65,452
2,290	MEMC Electronic Materials, Inc.(a)	112,416
4,440	NVIDIA Corp.(a)	56,122
16,535	ON Semiconductor Corp.(a)	156,587
170	Silicon Laboratories, Inc.(a)	5,731
1,980	Tessera Technologies, Inc.(a)	46,075
7,610	Texas Instruments, Inc.	186,521
1,680	Xilinx, Inc.	43,646

		1,669,929

Software (0.5%)
630	CA, Inc.	15,063
2,630	Cadence Design Systems, Inc.(a)	21,014

Shares	Security Description	Value
Common Stocks, continued:
Software, continued:
4,070	Intuit(a)	$122,385
1,820	Open Text Corp.(a)	63,828
180	Red Hat, Inc.(a)	3,780
350	Salesforce.com, Inc.(a)	19,607
2,030	Symantec Corp.(a)	45,289
420	VMware, Inc., Class A(a)	16,674

		307,640

Technology (0.5%)
550	SAIC, Inc.(a)	11,028
3,965	Waters Corp.(a)	270,611

		281,639

Telecommunications (1.1%)
2,925	ADTRAN, Inc.	66,690
420	CenturyTel, Inc.	16,225
2,840	DISH Network Corp.(a)	80,116
730	Embarq Corp.	34,427
680	Liberty Global, Inc., Class A(a)	23,922
1,935	NII Holdings, Inc.(a)	101,626
6,550	Nokia Oyj ADR	164,864
6,640	Verizon Communications, Inc.	233,197

		721,067

Telecommunications—Services & Equipment (0.7%)
1,040	American Tower Corp. Class A(a)	42,983
850	Ciena Corp.(a)	14,773
5,730	QUALCOMM, Inc.	301,684
1,520	Telus Corp.	58,961

		418,401

Tobacco & Tobacco Products (0.5%)
430	Lorillard, Inc.	31,063
5,250	Philip Morris International, Inc.	281,925

		312,988

Transportation (0.0%)
460	C.H. Robinson Worldwide, Inc.	23,971

Transportation & Shipping (1.0%)
1,005	Arkansas Best Corp.	34,793
2,005	FedEx Corp.	166,054
350	J.B. Hunt Transport Services, Inc.	12,758
690	Kirby Corp.(a)	31,595
160	Landstar System, Inc.	7,843
3,040	Norfolk Southern Corp.	223,531
370	Overseas Shipholding Group, Inc.	26,544
1,385	Pacer International, Inc.	29,196
1,500	Thor Industries, Inc.	34,470
1,090	United Parcel Service, Inc., Class B	69,891

		636,675

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2008

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Utilities (0.1%)
140	Foundation Coal Holdings, Inc.	$8,281
620	NRG Energy, Inc.(a)	23,337

		31,618

Utilities—Electric (0.1%)
140	Allegheny Energy, Inc.	6,346
1,490	Ameren Corp.	62,371
190	American Electric Power Co., Inc.	7,418

		76,135

Utilities—Natural Gas (0.0%)
180	WGL Holdings, Inc.	5,796

Waste Disposal (0.0%)
860	Allied Waste Industries, Inc.(a)	11,558

Total Common Stocks		29,065,217

Asset Backed Securities (0.4%)
$42,653	ACLC Business Loan Receivables, Series 1998-2, Class A3, 6.69%, 4/15/20(b)	42,415
54,730	ACLC Business Loan Receivables, Series 2000-1, Class A3F, 8.03%, 10/15/21(b)	54,569
42,947	Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12(b)	44,570
66,534	Captec Franchise Trust, Series 2000-1, Class A1, 7.89%, 10/15/10(b)	67,773
31,251	PSB Lending Home Loan Owner Trust, Series 1997-4, Class M1, 8.38%, 5/20/24	30,739
17,239	Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A7, 7.00%, 11/25/31	17,821

Total Asset Backed Securities		257,887

Mortgage Backed Securities (23.8%)
350,000	American Home Mortgage Investment Trust, Series 2005-2, Class 5A4C, 5.41%, 9/25/35	266,690
490,059	Banc Of America Alternative Loan Trust, 5.50%, 11/25/35	472,476
400,000	Banc of America Alternative Loan Trust, Series 2007-1, Class 3A28, 6.00%, 4/25/37	323,284
100,000	Banc of America Funding Corp., Series 2003-3, Class 1A4, 5.50%, 10/25/33	85,365

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$141,422	Banc of America Funding Corp., Series 2003-1, Class A1, 6.00%, 5/20/33	$131,479
100,000	Banc of America Funding Corp., Series 2006-4, Class A14, 6.00%, 7/25/36	77,265
98,731	Banc of America Mortgage Securities, Series 2003-1, Class 2A4, 5.00%, 2/25/18	92,930
284,839	Banc of America Mortgage Securities, Series 2004-4, Class 3A1, 5.00%, 5/25/19	272,429
67,264	Banc of America Mortgage Securities, Series 2003-1, Class 2A2, 5.25%, 2/25/18	68,498
30,000	Banc of America Mortgage Securities, Series 2003-9, Class 1A7, 5.50%, 12/25/33	28,384
50,000	Banc of America Mortgage Securities, Series 2004-4, Class 2A2, 5.50%, 5/25/34	40,480
82,175	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 2A2, 5.08%, 9/25/34(c)	69,624
690,945	Bear Stearns Alternative-A Trust, Series 2007-2, Class 2A1, 5.59%, 4/25/37(c)	490,199
387,754	Chase Mortgage Finance Corp., Series 2003-S11, Class 3A1, 5.50%, 10/25/33	351,887
345,000	Chaseflex Trust, Series 2006-2, Class A4, 6.34%, 9/25/36	223,009
399,074	Citi Mortgage Alternative Loan Trust, Series 2007-A2, Class 1A5, 6.00%, 2/25/37	353,470
350,000	Citi Mortgage Alternative Loan Trust, Series 2007-A6, Class 1A13, 6.00%, 6/25/37	253,222
219,861	Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A4, 5.12%, 5/25/35(c)	192,909
37,561	Countrywide Alternative Loan Trust, Series 2004-2CB, Class 1A1, 4.25%, 3/25/34	36,227
63,097	Countrywide Alternative Loan Trust, Series 2004-24CB, Class 2A1, 5.00%, 11/25/19	57,497

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2008

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$62,000	Countrywide Alternative Loan Trust, Series 2003-13T1, Class A9, 5.00%, 8/25/33	$37,801
148,000	Countrywide Alternative Loan Trust, Series 2003-15T2, Class A10, 5.00%, 8/25/33	88,253
161,277	Countrywide Alternative Loan Trust, Series 2005-1CB, Class 2A2, 5.50%, 3/25/35	151,783
74,000	Countrywide Alternative Loan Trust, Series 2005-J8, Class 1A6, 5.50%, 7/25/35	55,348
67,000	Countrywide Alternative Loan Trust, Series 2005-53T2, Class 2A4, 5.50%, 11/25/35	40,085
255,075	Countrywide Alternative Loan Trust, Series 2005-86CB, Class A4, 5.50%, 2/25/36	217,457
399,927	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 2A3, 5.50%, 4/25/36	375,279
307,125	Countrywide Alternative Loan Trust, Series 2006-19CB, Class A7, 6.00%, 8/25/36	248,132
39,000	Countrywide Alternative Loan Trust, Series 2006-41CB, Class 2A4, 6.00%, 1/25/37	19,525
48,268	Countrywide Alternative Loan Trust, Series 2005-J3, Class 3A1, 6.50%, 9/25/34	42,706
48,458	Countrywide Home Loans, Series 2002-38, Class A2, 5.00%, 2/25/18	48,322
108,012	Countrywide Home Loans, Series 2003-14, Class A19, 5.00%, 6/25/33	106,955
206,216	Countrywide Home Loans, Series 2005-22, Class 2A1, 5.26%, 11/25/35	155,271
87,525	Countrywide Home Loans, Series 2002-19, Class 2A4, 5.50%, 11/25/17	84,318
29,649	Countrywide Home Loans, Series 2003-20, Class 1A14, 5.50%, 7/25/33	26,846
110,000	Countrywide Home Loans, Series 2003-44, Class A5, 5.50%, 10/25/33	100,198

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$150,000	Countrywide Home Loans, Series 2005-J1, Class 1A8, 5.50%, 2/25/35	$106,269
291,349	Countrywide Home Loans, Series 2005-12, Class 2A9, 5.50%, 5/25/35	259,876
236,948	Countrywide Home Loans, Series 2007-J3, Class A10, 6.00%, 7/25/37	188,740
81,590	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 8A1, 5.00%, 9/25/18	80,473
59,653	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-21, Class 3A1, 5.50%, 8/25/33	59,458
74,546	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 1A1, 5.50%, 10/25/33	69,743
42,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-1, Class 2A1, 5.50%, 2/25/35	24,426
95,582	Credit Suisse Mortgage Capital Certificates, Series 2006-2, Class 3A1, 6.50%, 3/25/36	87,071
250,000	Deutsche Alternative-A Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A3, 6.27%, 6/25/36	170,324
110,732	Fannie Mae, Series 2003-19, Class ME, 4.00%, 1/25/33	106,163
300,977	Fannie Mae, 4.50%, 4/1/35, Pool #814522	280,385
13,021	Fannie Mae, 5.00%, 3/1/18, Pool #681351	13,060
29,832	Fannie Mae, Series 2003-13, Class PG, 5.00%, 11/25/32	30,033
66,876	Fannie Mae, Series 1999-18, Class A, 5.50%, 10/18/27	67,969
306,020	Fannie Mae, 5.50%, 10/1/35, Pool #838584	303,209
36,999	Fannie Mae, 6.00%, 5/1/35, Pool #357778	37,451
48,000	Fannie Mae, Series 1999-18, Class LL, 6.50%, 4/18/29	49,945
167,803	First Horizon Mortgage Pass Throught Trust, 5.85%, 8/25/37, Series 2007-AR2, Class 1A3(c)	121,679
177,437	First Horizon Mortgage Pass-Through Trust, Series 2004-1, Class 2A1, 4.75%, 3/25/19	174,495

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2008

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$237,945	Freddie Mac, 3.50%, 5/1/10, Pool #M80824	$235,337
151,861	Freddie Mac, Series 2877, Class JD, 4.50%, 3/15/19	145,968
84,831	Freddie Mac, Series 2543, Class BC, 4.75%, 11/15/21	85,129
25,918	Freddie Mac, 5.00%, 5/1/18, Pool #E96372	25,980
17,917	Freddie Mac, 5.00%, 9/1/18, Pool #E99582	17,960
400,000	Freddie Mac, Series 2877, Class AL, 5.00%, 10/15/24	379,430
101,542	Freddie Mac, Series 2528, Class ME, 5.25%, 5/15/30	101,779
93,456	Freddie Mac, Series 2382, Class DA, 5.50%, 10/15/30	95,813
56,461	Freddie Mac, Series 2579, Class KJ, 5.50%, 3/15/33	57,623
22,584	Freddie Mac, 5.50%, 1/1/35, Pool #A30935	22,409
35,235	Freddie Mac, Series 2378, Class CB, 6.00%, 11/15/31	35,845
299,643	Freddie Mac, Series 3427, Class HE, 6.00%, 6/15/37	299,610
30,644	Freddie Mac, 6.06%, 6/1/28, Pool #605508(c)	30,895
6,527	Freddie Mac, 6.50%, 12/1/11, Pool #E20275	6,763
61,037	Freddie Mac, Series 2302, Class J, 6.50%, 4/15/31	63,212
258,749	Freddie Mac, Series 1443, Class I, 7.50%, 12/15/22	274,447
9,281	Government National Mortgage Assoc., 6.00%, 2/20/26, Pool #2166	9,465
97,028	Government National Mortgage Assoc., 6.31%, 9/20/32, Pool #575624	99,708
155,498	Government National Mortgage Assoc., 6.31%, 9/20/32, Pool #575653	159,793
78,187	Government National Mortgage Assoc., 6.31%, 11/20/32, Pool #575678	80,347
70,437	Government National Mortgage Assoc., 6.31%, 12/20/32, Pool #575723	72,382
120,448	Government National Mortgage Assoc., 6.31%, 3/20/33, Pool #612258	123,728
18,969	Government National Mortgage Assoc., 7.00%, 1/15/26, Pool #421420	20,225
60,318	Government National Mortgage Assoc., 7.00%, 7/15/29, Pool #492747	64,200

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$82,740	GSR Mortgage Loan Trust, Series 2003-3F, Class 1A2, 5.00%, 4/25/33	$77,829
40,853	GSR Mortgage Loan Trust, Series 2006-10F, Class 5A1, 6.00%, 1/25/27	39,273
520,619	Lehman Mortgage Trust, Series 2005-3, Class 2A3, 5.50%, 1/25/36	450,379
36,605	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34	32,287
287,242	Master Alternative Loans Trust, Series 2004-8, Class 5A1, 6.00%, 9/25/34	218,214
197,529	Master Alternative Loans Trust, Series 2004-3, Class 5A1, 6.50%, 3/25/34	173,517
37,526	Master Asset Securitization Trust, Series 2003-3, Class 5A1, 5.50%, 4/25/18	36,999
149,383	Master Asset Securitization Trust, Series 2003-8, Class 1A1, 5.50%, 9/25/33	135,565
415,055	Nomura Asset Acceptance Corp., Series 2005-AP1, Class 2A5, 4.86%, 2/25/35	332,316
173,521	Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5, 4.98%, 5/25/35	118,610
235,000	Nomura Asset Acceptance Corp., Series 2006-AF1, Class 1A2, 6.16%, 5/25/36	133,926
118,357	Residential Accredit Loans, Inc., Series 2004-QS9, Class A1, 5.00%, 6/25/19	114,707
400,000	Residential Accredit Loans, Inc., Series 2006-QS10, Class A8, 6.00%, 8/25/36	296,995
400,000	Residential Accredit Loans, Inc., Series 2007-QS6, Class A6, 6.25%, 4/25/37	260,659
50,000	Residential Asset Loans, Inc., Series 2006-QS5, Class A9, 6.00%, 5/25/36	24,701
115,733	Residential Asset Mortgage Products, Inc., Series 2003-RS8, Class MI2, 6.14%, 9/25/33	60,375
68,718	Residential Asset Securitization Trust, Series 2003-A6, Class A1, 4.50%, 7/25/33	62,265

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2008

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$18,581	Residential Asset Securitization Trust, Series 2003-A7, Class A2, 4.85%, 7/25/33	$18,479
200,000	Residential Asset Securitization Trust, Series 2005-A9, Class A3, 5.50%, 7/25/35	144,826
122,918	Residential Asset Securitization Trust, Series 2006-A2, Class A3, 6.00%, 5/25/36	102,559
150,000	Residential Asset Securitization Trust, Series 2007-A5, Class 2A5, 6.00%, 5/25/37	97,057
300,000	Structured Asset Securities Corp., Series 2005-3, Class 1A8, 5.75%, 3/25/35	215,212
72,634	Structured Asset Securities Corp., Series 2003-10, Class A, 6.00%, 4/25/33	67,527
24,941	Washington Mutual, Series 2003-S4, Class 4A1, 4.00%, 2/25/32	23,201
321,066	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-5, Class B14, 5.50%, 7/25/35	278,101
350,000	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-7, Class A2A, 5.67%, 9/25/36	327,791
125,378	Washington Mutual Mortgage Pass-Through Trust, Series 2002-MS8, Class 2A1, 5.25%, 12/25/17	121,096
393,686	Wells Fargo Mortgage Backed Securities, Series 2004-5, Class 1A1, 5.00%, 6/25/19	379,226
117,483	Wells Fargo Mortgage Backed Securities, Series 2004-7, Class 2A2, 5.00%, 7/25/19	110,581
208,203	Wells Fargo Mortgage Backed Securities, Series 2006-11, Class A8, 6.00%, 9/25/36	168,580

Total Mortgage Backed Securities		15,047,273

Corporate Bonds (4.9%)
Aerospace/Defense (0.8%)
500,000	Boeing Capital Corp., 6.50%, 2/15/12	531,335

Diversified Manufacturing Operations (0.6%)
375,000	General Electric Co., 5.25%, 12/6/17	362,414

Financial Services (1.3%)
150,000	American General Finance, 6.90%, 12/15/17	120,159

Principal Amount	Security Description	Value
Corporate Bonds, continued:
Financial Services, continued:
$110,000	Household Finance Corp., 6.70%, 9/15/09	$111,218
197,847	Preferred Terms Securities XXVI, 3.23%, 3/22/38(c)	120,687
288,796	Preferred Term Securities XXIII, 6.15%, 12/22/36(b)(c)	245,477
250,000	Reg Diversified Funding, 4.12%, 1/25/36(b)(c)	168,795
259,712	Taberna Preferred Funding Ltd., Series 2006-5A, Class A3, 4.24%, 8/5/36(b)(c)	51,942

		818,278

Retail (0.4%)
250,000	Wal-Mart Stores, Inc., 7.25%, 6/1/13	279,531

Security Brokers & Dealers (1.2%)
340,000	Bear Stearns Co., Inc., 5.55%, 1/22/17	317,266
125,000	Goldman Sachs Group, Inc., 6.13%, 2/15/33	107,477
350,000	Lehman Brothers Holdings, Inc., 6.50%, 7/19/17	309,824

		734,567

Telecommunications (0.6%)
250,000	AT&T, Inc., 6.25%, 3/15/11	259,610
100,000	Southwestern Bell Telephone Co., 6.29%, 9/29/10	102,877

		362,487

Total Corporate Bonds		3,088,612

Taxable Municipal Bonds (0.5%)
Georgia (0.5%)
350,000	Cedartown Development Authority, Revenue, 7.00%, 2/1/22, Callable 2/01/09 @ 100, Insured by: AMBAC*	351,978

Total Taxable Municipal Bonds		351,978

U.S. Government Agency Securities (1.9%)
500,000	Fannie Mae, 4.16%, 6/11/13, Callable 12/11/08 @ 100	495,885
	Freddie Mac
250,000	5.00%, 11/18/09(c)	254,045
30,000	5.00%, 2/15/17, Callable 2/15/09 @ 100(c)	30,170
156,000	5.00%, 5/15/18, Continuously Callable @ 100(c)	154,750

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Concluded

August 31, 2008

Principal Amount	Security Description	Value
U.S. Government Agency Securities, continued:
$100,000	5.00%, 6/25/18, Continuously Callable @ 100(c)	$99,563
30,000	5.00%, 10/15/22, Continuously Callable @ 100(c)	29,197
125,000	5.00%, 6/15/28	126,006

Total U.S. Government Agency Securities		1,189,616

U.S. Treasury Obligations (11.3%)
	U.S. Treasury Bonds
1,100,000	5.38%, 2/15/31	1,240,766
850,000	5.50%, 8/15/28	964,351
	U.S. Treasury Notes
500,000	3.88%, 2/15/13	518,321
500,000	4.00%, 2/15/14	521,992
650,000	4.25%, 8/15/14	686,867
1,000,000	4.25%, 11/15/14	1,058,516
1,000,000	4.50%, 11/15/15	1,070,391
750,000	4.50%, 2/15/16	800,684
300,000	4.63%, 2/15/17	320,625

Total U.S. Treasury Obligations		7,182,513

Shares	Security Description	Value
Investment Companies (7.7%)
10,770	ishares MSCI BRIC Index Fund	$476,034
31,350	iShares MSCI EAFE Index Fund	1,992,919
59,760	iShares MSCI Emerging Markets Index	2,393,388

Total Investment Companies		4,862,341

Investments in Affiliates (3.3%)
2,070,470	American Performance Institutional Cash Management Fund	2,070,470

Total Investments in Affiliates		2,070,470

Total Investments (Cost $62,590,156)(d)—99.7%		63,115,907
Other assets in excess of liabilities—0.3%		167,071

Net Assets—100.0%		$63,282,978

(a)	Non-income producing security.
(b)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.
(c)	Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2008. The date presented reflects the final maturity date.
(d)	Represents cost for financial reporting purposes.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

ADR—American Depositary Receipt

AMBAC—American Municipal Bond Assurance Corp.

REIT—Real Estate Investment Trust

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

U.S. Large Cap Equity Fund

Schedule of Portfolio Investments

August 31, 2008

Shares	Security Description	Value
Common Stocks (98.4%)
Aerospace/Defense (1.5%)
2,735	The Boeing Co.	$179,307

Apparel Manufacturers (3.8%)
5,600	Coach, Inc.(a)	162,344
4,815	NIKE, Inc., Class B	291,837

		454,181

Banking (0.9%)
3,570	Bank of America Corp.	111,170

Beverages (2.0%)
3,470	PepsiCo, Inc.	237,626

Broadcasting/Cable (2.5%)
14,092	Comcast Corp., Class A	298,469

Chemicals (2.1%)
2,710	Praxair, Inc.	243,466

Commercial Services (2.0%)
3,250	Jacobs Engineering Group, Inc.(a)	239,915

Computer Software & Services (3.6%)
5,650	eBay, Inc.(a)	140,855
14,840	Yahoo!, Inc.(a)	287,599

		428,454

Computers & Peripherals (6.0%)
10,135	Cisco Systems, Inc.(a)	243,747
10,980	Dell, Inc.(a)	238,595
8,865	NetApp, Inc.(a)	225,880

		708,222

Diversified Manufacturing Operations (2.4%)
2,200	Danaher Corp.	179,454
3,960	General Electric Co.	111,276

		290,730

Electronic Components/Instruments (8.7%)
4,005	Amphenol Corp., Class A	190,318
4,250	Emerson Electric Co.	198,900
1,965	L-3 Communications Holdings, Inc.	204,242
5,350	Microchip Technology, Inc.	171,253
4,445	Thermo Fisher Scientific, Inc.(a)	269,189

		1,033,902

Entertainment (1.2%)
4,485	The Walt Disney Co.	145,090

Financial Services (5.1%)
9,485	Discover Financial Services	156,029
5,465	Eaton Vance Corp.	195,155
4,320	T. Rowe Price Group, Inc.	256,435

		607,619

Shares	Security Description	Value
Common Stocks, continued:
Food Products & Services (3.4%)
4,690	Archer-Daniels-Midland Co.	$119,407
8,995	Sysco Corp.	286,311

		405,718

Insurance (4.6%)
3,305	AFLAC, Inc.	187,394
2,695	Lincoln National Corp.	136,798
3,020	Prudential Financial, Inc.	222,604

		546,796

Machinery & Equipment (3.0%)
4,200	The Manitowoc Co., Inc.	105,756
3,745	United Technologies Corp.	245,635

		351,391

Medical Equipment & Supplies (4.7%)
1,715	Becton, Dickinson & Co.	149,857
2,980	Henry Schein, Inc.(a)	174,270
3,535	Stryker Corp.	237,517

		561,644

Metals—Processing & Fabrication (0.7%)
2,855	Cameco Corp.	85,878

Oil & Gas Exploration, Production and Services (7.2%)
1,915	Apache Corp.	219,037
2,885	Baker Hughes, Inc.	230,829
5,760	BJ Services Co.	154,656
5,695	Patterson-UTI Energy, Inc.	161,852
2,500	Valero Energy Corp.	86,900

		853,274

Oil—Integrated Companies (1.5%)
2,225	Exxon Mobil Corp.	178,022

Pharmaceuticals (4.0%)
8,395	Bristol-Myers Squibb Co.	179,149
2,230	Genzyme Corp.(a)	174,609
2,540	Teva Pharmaceutical Industries Ltd.	120,244

		474,002

Pipelines (1.7%)
6,435	The Williams Cos., Inc.	198,777

Restaurants (1.1%)
2,105	McDonald’s Corp.	130,615

Retail (8.0%)
6,800	Best Buy Co., Inc.	304,436
5,048	CVS Corp.	184,757
6,670	Family Dollar Stores, Inc.	166,216
5,980	Kohl’s Corp.(a)	294,037

		949,446

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

U.S. Large Cap Equity Fund

Schedule of Portfolio Investments, Concluded

August 31, 2008

Shares	Security Description	Value
Common Stocks, continued:
Semiconductors (7.4%)
8,425	Altera Corp.	$190,742
8,470	Applied Materials, Inc.	151,782
14,825	Intel Corp.	339,048
7,825	Texas Instruments, Inc.	191,791

		873,363

Technology (1.3%)
2,310	Waters Corp.(a)	157,657

Telecommunications (2.0%)
5,460	Nokia Oyj ADR	137,428
2,690	Verizon Communications, Inc.	94,473

		231,901

Telecommunications—Services & Equipment (2.2%)
4,960	QUALCOMM, Inc.	261,144

Tobacco & Tobacco Products (1.1%)
2,390	Philip Morris International, Inc.	128,343

Shares	Security Description	Value
Common Stocks, continued:
Transportation & Shipping (2.7%)
2,080	FedEx Corp.	$172,265
1,975	Norfolk Southern Corp.	145,222

		317,487

Total Common Stocks		11,683,609

Investments in Affiliates (1.5%)
172,475	American Performance Institutional Cash Management Fund	172,475

Total Investments in Affiliates		172,475

Total Investments (Cost $10,359,897)(b)—99.9%		11,856,084
Other assets in excess of liabilities—0.1%		13,283

Net Assets—100.0%		$11,869,367

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes.

ADR—American Depositary Receipt

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements

August 31, 2008

1.	Organization:

The American Performance Funds (the “Trust”) was organized on October 1, 1987, as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end investment company. As of August 31, 2008, the Trust offered shares of the U.S. Treasury Fund, the Cash Management Fund, the Tax-Free Money Market Fund (each individually referred to as a “Money Market Fund,” and collectively the “Money Market Funds”), the Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, the Bond Fund, the Balanced Fund, and the U.S. Large Cap Equity Fund, formerly the U.S. Tax-Efficient Large Cap Equity Fund (individually referred to as a “Fund” and collectively, the “Trust” or “the Funds”). The Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, the Bond Fund, the Balanced Fund and the U.S. Large Cap Equity Fund are authorized to issue an unlimited number of shares in two classes of shares for each Fund: No-Load Investor Shares (the “Investor Shares”) and Institutional Shares. The Money Market Funds are authorized to issue an unlimited number of shares in four classes of shares for each Money Market Fund: Administrative Shares, Institutional Shares, Select Shares and Service Shares. (See Note 8, below, with respect to the authorization of a new class of shares of the Money Market Funds effective January 1, 2009.) As of August 31, 2008, the Select Shares of the U.S. Treasury Fund and the Cash Management Fund were not yet offered for sale. Each class of shares for each of the Funds has identical rights and privileges except with respect to distribution (12b-1) and shareholder servicing fees, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with their vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Money Market Fund would receive if it sold the instrument. The value of securities in the Money Market Funds can be expected to vary inversely with changes in prevailing interest rates.

The following is an overview of how securities will be valued in the Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, the Bond Fund, the Balanced Fund, and the U.S. Large Cap Equity Fund (“the Variable Net Asset Value Funds”).

Domestic equity securities are valued at the closing price on the exchange or market where the security is principally traded (except for those traded on NASDAQ, which will be valued at the NASDAQ Official Closing Price). If there have been no sales for that day on any exchange or market, the security is valued at the latest available bid price on the exchange or market where the security is principally traded.

Fixed income securities will be valued using matrix pricing as determined by a Board approved independent pricing service. Short-term Fixed income securities (maturing in less than sixty-one days) are valued at amortized cost, which approximates current value.

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Continued

August 31, 2008

Open-ended mutual fund investments will be valued at the most recently calculated net asset value. Closed end mutual funds are valued at their market values based upon the latest available sale price.

Repurchase agreements will be valued at original cost.

In cases where market prices for portfolio securities are not readily available, a Pricing Committee established and appointed by the Trust’s Board of Trustees determines in good faith, subject to Trust procedures, the fair value of such portfolio securities.

Security Transactions and Related Income:

For all purposes other than financial reporting, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Securities Purchased on a When-issued Basis:

Each Fund may purchase securities on a “when-issued” basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. The Fund records the transaction and reflects the value of the security in determining net asset value at the time the Fund makes the commitment to purchase a security on a when-issued basis. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund, and no interest accrues to the Fund during the period between purchase and settlement. The Fund designates cash and marketable securities equal in value to commitments for when-issued securities. As of August 31, 2008, the Funds held no when-issued securities.

Restricted and Illiquid Securities:

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At August 31, 2008, the Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, and Balanced Fund held illiquid restricted securities representing 4.60%, 7.61%, 6.36%, and 1.07% of net assets, respectively. The illiquid restricted securities held as of August 31, 2008, are identified below:

Security	Acquisition Date	Acquisition Cost($)	Principal Amount($)	Fair Value($)
Short-Term Income Fund:
ACLC Business Loan Receivables, Series 1998-2	7/15/2003	352,688	383,878	381,735
ACLC Business Loan Receivables, Series 2000-1	7/28/2003	313,708	328,382	327,417
Alesco Preferred Funding Ltd., Series 8A C2	7/24/2007	982,800	1,000,000	650,000
Atherton Franchisee Loan Funding, Series 1999-A	9/19/2003	319,522	343,572	356,556
Captec Franchise Trust, Series 2000-1	7/16/2003	234,544	235,427	239,811
Preferred Term Securities IX	3/17/2003	500,000	500,000	353,250
Preferred Term Securities XVI	6/8/2007	2,737,785	3,479,393	1,890,354
Preferred Term Securities XXIII	9/22/2006	957,273	962,654	818,256
Reg Diversified Funding	1/9/2007	3,511,050	5,400,000	3,645,972
Taberna Preferred Funding Ltd., Series 2006-5A	2/16/2007	2,480,831	2,493,231	498,646

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Continued

August 31, 2008

Security	Acquisition Date	Acquisition Cost($)	Principal Amount($)	Fair Value($)
Intermediate Bond Fund:
ACLC Business Loan Receivables, Series 1998-2	6/8/2004	77,663	85,306	84,830
ACLC Business Loan Receivables, Series 2000-1	7/28/2003	177,336	186,083	185,536
ALESCO Preferred Funding Ltd., Series 15A	11/27/2007	528,125	650,000	267,313
Alesco Preferred Funding Ltd., Series 15A	8/4/2008	165,000	750,000	308,438
Atherton Franchisee Loan Funding, Series 1999-A	9/19/2003	223,665	240,500	249,589
Captec Franchise Trust, Series 2000-1	7/16/2003	101,976	102,360	104,266
I-Preferred Term Securities	4/9/2003	502,835	500,000	206,500
Preferred Term Securities IX	3/18/2003	500,000	500,000	353,250
Preferred Term Securities XI	9/12/2003	500,000	500,000	375,000
Preferred Term Securities XXIII	9/22/2006	957,273	962,654	818,256
Reg Diversified Funding	1/9/2007	2,169,313	3,750,000	2,531,925
Taberna Preferred Funding Ltd., Series 2006-5A	2/16/2007	2,070,793	2,077,693	415,538

Bond Fund:
ACLC Business Loan Receivables, Series 1998-2	7/15/2003	39,188	42,653	42,415
ACLC Business Loan Receivables, Series 2000-1	7/28/2003	167,311	175,137	174,622
ALESCO Preferred Funding Ltd., Series 15A	11/27/2007	406,250	500,000	205,625
Alesco Preferred Funding Ltd., Series 15A	8/4/2008	165,000	750,000	308,438
Atherton Franchisee Loan Funding, Series 1999-A	9/19/2003	159,761	171,786	178,278
Captec Franchise Trust, Series 2000-1	7/16/2003	66,284	66,534	67,773
I-Preferred Term Securities	4/9/2003	502,835	500,000	206,500
Preferred Term Securities IX	3/18/2003	1,000,000	1,000,000	706,500
Preferred Term Securities XI	9/12/2003	500,000	500,000	375,000
Preferred Term Securities XXIII	9/22/2006	478,636	481,327	409,128
Reg Diversified Funding	3/7/2008	202,000	1,000,000	675,180
Taberna Preferred Funding Ltd., Series 2006-5A	2/16/2007	1,035,396	1,038,846	207,769

Balanced Fund:
ACLC Business Loan Receivables, Series 1998-2	7/15/2003	39,188	42,653	42,415
ACLC Business Loan Receivables, Series 2000-1	12/9/2003	54,046	54,730	54,569
Atherton Franchisee Loan Funding, Series 1999-A	9/9/2003	39,940	42,947	44,570
Captec Franchise Trust, Series 2000-1	7/16/2003	66,284	66,534	67,773
Preferred Term Securities XXIII	9/22/2006	287,182	288,796	245,477
Reg Diversified Funding	1/9/2007	252,188	250,000	168,795
Taberna Preferred Funding Ltd., Series 2006-5A	2/21/2007	258,012	259,712	51,942

Repurchase Agreements:

The Funds may invest in repurchase agreements with financial institutions such as member banks of the Federal Deposit Insurance Corporation or from registered broker/dealers, which Cavanal Hill Investment Management, Inc., the Adviser, formerly known as AXIA Investment Management deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by each Fund’s custodian, another qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system. In the event of

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Continued

August 31, 2008

counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

Dividends to Shareholders:

Distributions from net investment income are declared daily and paid monthly for the Money Market Funds, the Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, and the Bond Fund. Distributions from net investment income are declared and paid quarterly for the Balanced Fund and the U.S. Large Cap Equity Fund. Net realized capital gains, if any, are declared and distributed at least annually.

The character of income and gains distributed are determined in accordance with income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent distributions from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Allocations:

Expenses that are directly related to a specific Fund are charged directly to that Fund. Class specific expenses are charged directly to the class incurring the expense. Other operating expenses of the Funds are pro-rated to each Fund on the basis of relative net assets or another appropriate method. Income, expenses (other than expenses attributable to a specific share class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

Recent Accounting Pronouncements:

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements” (SFAS No. 157). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management does not believe that adoption of SFAS No. 157 will materially impact the Funds’ financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS will have on the Fund’s financial statements and related disclosures.

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Continued

August 31, 2008

3.	Related Party Transactions:

Cavanal Hill Investment Management, Inc., (“the Adviser”) a wholly-owned subsidiary of Bank of Oklahoma, NA (“BOk”), serves as the Funds’ investment adviser. Under the terms of the Investment Advisory Agreement between the Adviser and the Trust, the Adviser is entitled to receive fees based on a percentage of the average net assets of each of the Funds based upon the following schedule.

Annual Advisory Fee (as a percentage of net assets)
U.S. Treasury Fund	0.15%
Cash Management Fund	0.15%
Tax-Free Money Market Fund	0.15%
Intermediate Tax-Free Bond Fund	0.55%
Short-Term Income Fund	0.55%
Intermediate Bond Fund	0.55%
Bond Fund	0.55%
Balanced Fund	0.74%
U.S. Large Cap Equity Fund	0.69%

The Adviser serves the Trust as Administrator for which it is entitled to an annual fee of 0.20% of the average daily net assets of each of the Funds (other than Money Market Funds for which the Adviser is entitled to an annual fee of 0.12% of the average daily net assets for each Money Market Fund). Under a Sub-Administration Agreement the Adviser pays Citi Fund Services Ohio, Inc. (“Citi”) a fee of up to 0.03% of each Fund’s (except for the Tax-Free Money Market Fund) average daily net assets to perform certain administrative duties for the Trust. The fees paid to Citi by the Adviser for such services come out of the Adviser’s administration fees and are not an additional charge to the Funds.

BOk serves the Trust as custodian for which it is paid a fee of up to 0.01% of each Fund’s average daily net assets. As custodian, BOk is also entitled to any out of pocket expenses incurred.

Certain officers of the Trust are affiliated with Citi, the Adviser or BOk and are paid no fees directly by the Trust for serving as officers of the Trust. Citi also serves the Trust as transfer agent and fund accountant. Under its Transfer Agency Agreement with the Trust, Citi is entitled to receive an annual fee of 0.02% of each Fund’s average daily net assets (excluding the Tax-Free Money Market Fund), an annual fee per account and out of pocket charges. Under its Fund Accounting Agreement with the Trust, Citi is entitled to receive an annual fee of 0.03% of each Fund’s average daily net assets (except for the U.S. Treasury Fund, Cash Management Fund and Tax-Free Money Market Fund), plus out of pocket charges, to perform fund accounting duties for the Trust. For the U.S. Treasury Fund and Cash Management Fund, Citi is entitled to receive an annual fee of 0.025% of the average daily net assets of each Fund for fund accounting services. Under an Omnibus Fee Agreement with the Tax-Free Money Market Fund, Citi is entitled to receive an annual fee of 0.10% of the Fund’s average daily net assets for providing fund accounting, transfer agency and sub-administration services.

Under a Compliance Services Agreement between the Funds and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Funds’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid Citi $200,000 for the year ended August 31, 2008, plus certain out of pocket expenses. Expenses incurred are reflected on the Statements of Operations as “Chief Compliance Officer fees.” Citi pays the salary and other compensation earned by any such individuals as employees of Citi.

BOSC, Inc. (“BOSC” or the “Distributor”), an affiliate of the Adviser and BOk, is the distributor of the Funds pursuant to a Distribution Agreement between the Trust and BOSC. The Trust has adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse BOSC, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of the

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Continued

August 31, 2008

Administrative, Investor, and Service Shares, and may be used by BOSC to pay banks, including BOk, broker dealers and other institutions. For the year ending August 31, 2008, BOSC, as Distributor, received $3,991,790 and BOk received $3,862,176 from the Distributor.

The Funds have entered into shareholder servicing agreements with various service organizations. Services included in the servicing agreements are assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and provide periodic statements. Shareholder servicing fees are incurred on a class level basis (where applicable). In consideration for these services, each service organization received a fee from the Funds, computed daily and paid monthly, at an annual rate up to 0.25% of the average daily net assets of the Fund’s shares held by each service organization’s customers. For the year ended August 31, 2008, BOSC and BOk received a net shareholder servicing fee of $447 and $5,726,643 respectively.

From time to time, fees may be reduced or reimbursed in order to assist one or more of the Funds in maintaining more competitive expense ratios. All voluntary fee waivers are not subject to recoupment in subsequent fiscal periods and may be stopped at any time.

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 2008, were as follows:

	Purchases	Sales
Intermediate Tax-Free Bond Fund	$1,038,525	$5,378,327
Short-Term Income Fund	104,711,206	104,161,619
Intermediate Bond Fund	33,262,412	44,879,920
Bond Fund	16,020,363	19,960,976
Balanced Fund	73,602,103	90,193,054
U.S. Large Cap Equity Fund	4,927,212	5,177,217

Purchases and sales of long-term U.S. government securities for the year ended August 31, 2008, were as follows:

Fund	Purchases	Sales
Short-Term Income Fund	$48,062,908	$46,443,707
Intermediate Bond Fund	2,446,853	35,487,608
Bond Fund	1,822,836	14,708,815
Balanced Fund	1,068,177	11,825,331

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Continued

August 31, 2008

5.	Concentration of Credit Risk:

The Tax-Free Money Market Fund and the Intermediate Tax-Free Bond Fund invest primarily in debt instruments of municipal issuers. The issuers’ ability to meet their obligations may be affected by economic developments in a specific industry sector.

The Tax-Free Money Market Fund and the Intermediate Tax-Free Bond Fund had the following concentration by industry sector as of August 31, 2008, (as a percentage of value):

	Tax-Free Money Market Fund	Intermediate Tax-Free Bond Fund
Development	6.18%	4.73%
Education	3.91%	0.16%
Facilities	15.76%	5.99%
General Obligation	21.93%	49.98%
Higher Education	8.64%	2.38%
Housing	3.00%	—
Investment Companies	14.70%	5.96%
Medical	11.87%	8.72%
Pollution	9.79%	7.52%
Revenue	—	—
Taxation	—	4.29%
Transportation	4.22%	0.75%
Utilities	—	5.12%
Water	—	4.40%

	100.00%	100.00%

The Short-Term Income Fund, Intermediate Bond Fund, Bond Fund and Balanced Fund are each invested in mortgage-related fixed-income instruments. Mortgage-backed securities are subject to prepayment risk and may be sensitive to changes in prevailing interest rates. When interest rates rise, the value of fixed income securities generally declines.

As of August 31, 2008, the percentage of net assets invested in mortgage-backed securities are:

Short-Term Income Fund	70.2%
Intermediate Bond Fund	61.3%
Bond Fund	49.1%
Balanced Fund	23.8%

6.	Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

In June, 2006, the FASB released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required no later than the last business day of the first financial reporting date which occurs during the fiscal year beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Funds were required to implement FIN 48 in their net asset value per share calculations as of February 29, 2008. Implementation of FIN 48

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Continued

August 31, 2008

included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax (i.e. the last 4 tax year ends and the interim tax period since then). The adoption of FIN 48 had no impact to the financial statements.

At August 31, 2008, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation is as follows:

	Tax Cost of Securities	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Intermediate Tax-Free Bond	$15,490,626	$421,368	$(170)	$421,198
Short-Term Income	215,575,255	1,420,439	(17,422,244)	(16,001,805)
Intermediate Bond Fund	85,113,872	1,901,756	(9,599,396)	(7,697,640)
Bond Fund	60,792,148	1,832,864	(6,613,134)	(4,780,270)
Balanced Fund	63,110,729	4,494,433	(4,489,255)	5,178
U.S. Large Cap Equity	10,390,930	2,088,639	(623,485)	1,465,154

At August 31, 2008, the following Funds had net capital loss carryforwards to offset net capital gains, if any, to the extent provided by the Treasury regulations:

Fund	Amount	Expires
U.S. Treasury Fund	$248	2013
Cash Management Fund	3,863	2013
Cash Management Fund	19,115	2015
Short-Term Income Fund	434,657	2012
Short-Term Income Fund	1,765,022	2013
Short-Term Income Fund	1,068,319	2014
Short-Term Income Fund	37,616	2015
Short-Term Income Fund	115,480	2016
U.S. Large Cap Equity Fund	15,720,076	2011

To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

The tax characteristics of distributions paid to shareholders during the fiscal years ended August 31, 2008 and 2007 were as follows:

	Distributions paid from:
2008	Net Investment Income	Net Long Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
U.S. Treasury Fund	$41,318,700	$—	$41,318,700	$—	$41,318,700
Cash Management Fund	53,799,919	—	53,799,919	—	53,799,919
Tax-Free Money Market Fund	—	879	879	13,236,822	13,237,701
Intermediate Tax-Free Bond Fund	—	110	110	606,463	606,573
Short-Term Income Fund	12,796,144	—	12,796,144	—	12,796,144
Intermediate Bond Fund	4,860,837	—	4,860,837	—	4,860,837
Bond Fund	3,434,025	—	3,434,025	—	3,434,025
Balanced Fund	4,565,453	2,454,052	7,019,505	—	7,019,505
U.S. Large Cap Equity Fund	54,597	—	54,597	—	54,597

*	Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Continued

August 31, 2008

	Distributions paid from:
2007	Net Investment Income	Net Long Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
U.S. Treasury Fund	$53,117,746	$—	$53,117,746	$—	$53,117,746
Cash Management Fund	55,019,792	—	55,019,792	—	55,019,792
Tax-Free Money Market Fund	—	—	—	10,228,428	10,228,428
Intermediate Tax-Free Bond Fund	5	11,121	11,126	783,354	794,480
Short-Term Income Fund	13,414,860	—	13,414,860	—	13,414,860
Intermediate Bond Fund	4,767,228	—	4,767,228	—	4,767,228
Bond Fund	2,995,788	—	2,995,788	—	2,995,788
Balanced Fund	4,698,945	6,481,947	11,180,892	—	11,180,892
U.S. Large Cap Equity Fund	45,681	—	45,681	—	45,681

*	Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of August 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable*	Accumulated Capital and Other Losses**	Unrealized Appreciation/ (Depreciation)***	Total Accumulated Earnings/ (Deficit)
U.S. Treasury Fund	$2,285,661	$—	$2,285,661	$(2,010,769)	$(248)	$—	$274,644
Cash Management Fund	2,447,279	—	2,447,279	(2,341,162)	(22,978)	—	83,139
Tax-Free Money Market Fund	769,761	—	769,761	(761,751)	—	—	8,010
Intermediate Tax-Free Bond Fund	35,772	7,145	42,917	(40,847)	—	421,198	423,268
Short-Term Income Fund	562,303	—	562,303	(426,270)	(6,062,870)	(16,001,805)	(21,928,642)
Intermediate Bond Fund	357,837	477,598	835,435	(220,481)	—	(7,697,640)	(7,082,686)
Bond Fund	194,663	170,992	365,655	(157,906)	—	(4,780,270)	(4,572,521)
Balanced Fund	327,158	—	327,158	—	(136,704)	5,178	195,632
U.S. Large Cap Equity Fund	2,779	—	2,779	—	(15,720,076)	1,465,154	(14,252,143)

*	Distributions payable may differ from the Statement of Assets and Liabilities because distributions are recognized when actually paid for tax purposes.
**	See page 89 regarding the capital loss carry forwards and below for post-October losses.
***	The differences between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributable primarily to: tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discounts.

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Continued

August 31, 2008

Under current tax laws, net capital losses realized after October 31, may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. For the year ended August 31, 2008, the Funds deferred post October capital losses were as follows:

Fund	Post-October Capital Losses
Balanced Fund	$136,704
Short-Term Income Fund	$2,641,776

7.	Legal and Regulatory Matters:

On September 26, 2006, BISYS Fund Services, Inc. (effective August 1, 2007, BISYS Fund Services Ohio, Inc., an affiliate of BISYS Fund Services, Inc., was re-named Citi Fund Services Ohio, Inc. in connection with the acquisition of The BISYS Group, Inc., the parent company of BISYS, by Citibank N.A. Citi Fund Services Ohio, Inc. provides various services to the Trust as described above) reached a settlement with the SEC related to BISYS Fund Services, Inc.’s past marketing arrangements with advisers to certain of its mutual fund clients. Under the terms of the settlement, BISYS Fund Services, Inc. consented to the entry of an Order by the SEC (the “SEC/BISYS Order”). In the SEC/BISYS Order, the SEC determined that BISYS Fund Services, Inc. had “willfully aided and abetted and caused” (1) the investment advisers to 27 different families of mutual funds to violate provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) that prohibit fraudulent conduct; (2) the investment advisers to the 27 fund families to violate provisions of the 1940 Act that prohibit the making of any untrue statement of a material fact in a registration statement filed by a mutual fund with the SEC; and (3) the 27 fund families to violate provisions of the 1940 Act that require the disclosure and inclusion of all distribution arrangements and expenses in the fund’s 12b-1 fee plan. The Funds were one of the 27 fund families and the Adviser was one of the 27 advisers to which the SEC referred.

The SEC found that, between 1999 and 2004, BISYS Fund Services, Inc. maintained marketing arrangements with the 27 advisers under which BISYS Fund Services, Inc. rebated to the advisers a portion of the administration fees received by BISYS Fund Services, Inc. from the 27 fund families. The SEC found that the BISYS Fund Services, Inc. arrangements were not disclosed to the fund boards and the marketing budgets were actually assets of the funds. The SEC also found that the arrangements were not disclosed to shareholders of any of the 27 funds until 2003 and that the disclosures which were then made by the funds were incomplete and misleading. In the SEC/BISYS Order, BISYS Fund Services, Inc. agreed, among other things, to disgorge certain monies and pay a civil penalty. The Adviser had marketing arrangements with BISYS in connection with the Funds of the nature described in the SEC/BISYS Order, but those arrangements were terminated in 2004.

It remains unclear the extent to which the Funds and their service providers are or may be affected by the SEC investigation of BISYS Fund Services, Inc. or by the SEC/BISYS Order. Neither the Funds nor the Adviser were parties to the SEC/BISYS Order, nor are the Funds or the Adviser bound by the order or its findings.

In October 2006, the Adviser informed the Funds that the SEC Examination staff was initiating a special examination of the Adviser, focusing on the subjects of the SEC/BISYS Order. Also in October 2006, the Board of Trustees of the Trust formed a special review committee of independent trustees to investigate these matters. In August 2007, the Board of Trustees and the Adviser agreed to a full settlement (the “Settlement”) of the subjects of the SEC/BISYS Order and the BISYS marketing arrangements. Pursuant to the Settlement in August 2007, the Adviser paid the Funds $2,232,000 and the Funds regard the matter as fully resolved.

In April 2008, the Adviser and BOk, received a notice from the regional office of the SEC in Los Angeles indicating that the staff is considering recommending that the SEC bring a civil injunctive action against the Adviser and BOk for possible violations of the federal securities laws in connection with the subjects of the SEC/BISYS Order. If such a civil action were to be brought and if it were to result in certain outcomes adverse to the Adviser, the Adviser and its affiliates could be barred from serving as adviser or principal underwriter of the Trust. The Adviser, BOk and the Funds have been cooperating fully with the SEC in connection with these matters.

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Concluded

August 31, 2008

8.	Subsequent Events:

The Board of Trustees of the Trust have approved the change of the name of the Trust and the Funds to the “Cavanal Hill Funds” effective December 1, 2009. Effective as of such date, among other actions the CUSIP numbers for the Fund securities shall be changed to reflect the new name for the Funds and the Funds shall be known by and marketed under the “Cavanal Hill” rather than the “American Performance” name.

Effective January 1, 2009, the Board of Trustees of the Funds have approved the creation, offering and issuance by the Money Market Funds of a new class of the shares of each such Fund, the “Premier Class.” The terms of the Premier Class of the Money Market Funds shall be set forth in the prospectus for such Funds, which the Funds expect to file with the SEC in the fourth quarter of 2008.

Recent Market Conditions

Since August 31, 2008, financial markets in the U.S. and around the world have been under continued downward pressure as a result of a number of factors, including (1) increased U.S. home loan defaults and foreclosures, (2) reduced liquidity in trading fixed income, money market and common stock financial assets, (3) increased losses and asset write-downs by companies in a number of industries, but with a concentration in the financial sector and (4) widespread signs of an economic recession in the U.S. and of a severe economic slowdown for most developed and emerging economies around the world. These conditions have impacted the Funds to varying degrees subsequent to August 31, 2008.

Participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds

The Board of Trustees of the Funds authorized the participation by the American Performance Cash Management Fund and the American Performance Tax-Free Money Market Fund (the “Participating Funds”) and the Participating Funds have applied for participation in the U.S. Treasury’s Temporary Money Market Guarantee Program (the “Program”).

The Program guarantees investors in the Participating Funds that they will receive $1 for each share in the Participating Fund that they had as of the close of business on September 19, 2008 in the event the fund liquidates its holdings and the per share value at that time is less than $1 per share. While the Program is in effect, shareholders of a Participating Fund on September 19, 2008 who continuously maintain a positive account balance in that fund from the period of September 19, 2008 until the date, if any, on which such Fund’s net asset value falls below $0.995 per share (the “Guarantee Event”) will be protected up to the lesser of (i) the number of shares owned by the holder on September 19, 2008, or (ii) the number of shares owned by the holder on the date of the Guarantee Event.

The Program will exist for an initial three-month period, after which, the Secretary of the Treasury may extend the Program up to the close of business on September 18, 2009. The Participating Funds’ participation in the program will not automatically continue if the Secretary of the Treasury elects to extend the program beyond December 18, 2008. If the Program is extended, the Board of Trustees will consider whether to continue to participate and pay additional fees associated with an extension.

Participation in the initial three months of the Program requires a payment to the Treasury in the amount of 0.01% based on the net asset value of each Participating Fund as of September 19, 2008. This expense will be borne by the Participating Funds without regard to any expense limitation currently in effect for such funds.

The Program is subject to certain conditions and limitations. For example, there is an overall limit of $50 billion for all money market funds participating in the Program. More details about the Program and its restrictions are available on the U.S. Department of Treasury’s website: www.ustreas.gov.

The American Performance U.S. Treasury Fund is invested entirely in U.S. Treasury securities or securities collateralized by U.S. Treasury securities. Since U.S. Treasury securities or securities collateralized by U.S. Treasury securities are backed by the full faith and credit of the United States government, the Board of Trustees has elected not to enroll the American Performance U.S. Treasury Fund in the Program.

AMERICAN PERFORMANCE FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

	Change in Net Assets Resulting from Operations			Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income	Total from Investment Activities	Dividends from Net Investment Income	Total Dividends and Distributions
U.S. Treasury Fund
Administrative Shares
Year Ended August 31, 2008	$1.000	$0.022	$0.022	$(0.022)	$(0.022)
Year Ended August 31, 2007	1.000	0.045	0.045	(0.045)	(0.045)
Year Ended August 31, 2006	1.000	0.038	0.038	(0.038)	(0.038)
Year Ended August 31, 2005	1.000	0.018	0.018	(0.018)	(0.018)
Year Ended August 31, 2004	1.000	0.004	0.004	(0.004)	(0.004)

Service Shares
Year Ended August 31, 2008	1.000	0.025	0.025	(0.025)	(0.025)
Period Ended August 31, 2007(d)	1.000	0.031	0.031	(0.031)	(0.031)

Institutional Shares
Year Ended August 31, 2008	1.000	0.027	0.027	(0.027)	(0.027)
Period Ended August 31, 2007(d)	1.000	0.033	0.033	(0.033)	(0.033)

Cash Management Fund
Administrative Shares
Year Ended August 31, 2008	1.000	0.030	0.030	(0.030)	(0.030)
Year Ended August 31, 2007	1.000	0.047	0.047	(0.047)	(0.047)
Year Ended August 31, 2006	1.000	0.040	0.040	(0.040)	(0.040)
Year Ended August 31, 2005	1.000	0.019	0.019	(0.019)	(0.019)
Year Ended August 31, 2004	1.000	0.006	0.006	(0.006)	(0.006)

Service Shares
Year Ended August 31, 2008	1.000	0.032	0.032	(0.032)	(0.032)
Period Ended August 31, 2007(d)	1.000	0.033	0.033	(0.033)	(0.033)

Institutional Shares
Year Ended August 31, 2008	1.000	0.033	0.033	(0.033)	(0.033)
Period Ended August 31, 2007(d)	1.000	0.034	0.034	(0.034)	(0.034)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(d)	For the period January 2, 2007 (commencement of operations) through August 31, 2007.
(e)	During the period, the Board of Trustees and the Adviser agreed to a full settlement in regards to the subjects of the SEC/BISYS Order and the BISYS marketing arrangements. This amount was included in the statements of operations as an expense reduction to the Funds. Had such settlement not occurred the ratios of net expenses to average net assets would have been 0.75%, 0.51% and 0.37% for Administrative, Service and Institutional Shares of U.S. Treasury Fund; and 0.63%, 0.64% and 0.33% for Administrative, Service and Institutional Shares of Cash Management Fund, respectively.

See notes to financial statements.

			Ratios/Supplemental Data:(b)
Net Asset Value, End of Period	Total Return(a)	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets(c)

$1.000	2.25%	$815,800	0.71%		2.30%	0.88%
1.000	4.58%	1,055,890	0.68%	(e)	4.50%	0.94%
1.000	3.83%	883,502	0.72%		3.77%	0.97%
1.000	1.77%	693,510	0.72%		1.77%	0.97%
1.000	0.35%	630,933	0.70%		0.35%	0.95%

1.000	2.55%	223,977	0.41%		2.12%	0.88%
1.000	3.14%	39,064	0.42%	(e)	4.70%	0.98%

1.000	2.70%	538,527	0.27%		2.62%	0.63%
1.000	3.29%	465,737	0.27%	(e)	4.85%	0.68%

1.000	3.06%	805,345	0.58%		3.05%	0.89%
1.000	4.84%	756,515	0.57%	(e)	4.74%	0.96%
1.000	4.03%	769,549	0.57%		3.91%	0.97%
1.000	1.94%	823,358	0.57%		1.95%	0.97%
1.000	0.60%	661,759	0.55%		0.60%	0.90%

1.000	3.23%	9,486	0.42%		3.03%	0.89%
1.000	3.31%	7,593	0.49%	(e)	4.81%	1.11%

1.000	3.38%	674,905	0.27%		3.21%	0.64%
1.000	3.40%	458,168	0.27%	(e)	5.02%	0.68%

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

	Change in Net Assets Resulting from Operations			Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income	Total from Investment Activities	Dividends from Net Investment Income	Total Dividends and Distributions
Tax-Free Money Market Fund
Administrative Shares
Year Ended August 31, 2008	$1.000	$0.020	$0.020	$(0.020)	$(0.020)
Period Ended August 31, 2007(e)	1.000	0.019	0.019	(0.019)	(0.019)

Service Shares
Year Ended August 31, 2008	1.000	0.024	0.024	(0.024)	(0.024)
Period Ended August 31, 2007(e)	1.000	0.022	0.022	(0.022)	(0.022)

Institutional Shares
Year Ended August 31, 2008	1.000	0.024	0.024	(0.024)	(0.024)
Period Ended August 31, 2007(e)	1.000	0.022	0.022	(0.022)	(0.022)

Select Shares
Year Ended August 31, 2008	1.000	0.025	0.025	(0.025)	(0.025)
Year Ended August 31, 2007	1.000	0.035	0.035	(0.035)	(0.035)
Year Ended August 31, 2006	1.000	0.030	0.030	(0.030)	(0.030)
Period Ended August 31, 2005(f)	1.000	0.009	0.009	(0.009)	(0.009)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(d)	During the period, the Board of Trustees and the Adviser agreed to a settlement in regards to the subjects of the SEC/BISYS Order and the BISYS marketing arrangements. This amount was included in the current year statement of operations as an expense reduction to the Funds. Had such settlement not occurred the ratios of net expenses to average net assets would have been 0.72%, 0.39%, 0.27% and 0.26% for Administrative, Service, Institutional and Select Shares of Tax-Free Money Market Fund, respectively.
(e)	For the period January 2, 2007 (commencement of operations) through August 31, 2007.
(f)	For the period April 11, 2005 (commencement of operations) through August 31, 2005.

See notes to financial statements.

			Ratios/Supplemental Data:(b)
Net Asset Value, End of Period	Total Return(a)	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets(c)

$1.000	2.04%	$6,659	0.68%		1.99%	0.93%
1.000	1.92%	4,655	0.26%	(d)	3.39%	1.20%

1.000	2.40%	1	0.18%		2.37%	1.13%
1.000	2.18%	1	0.38%	(d)	3.34%	0.91%

1.000	2.47%	36,548	0.26%		2.25%	0.68%
1.000	2.28%	12,423	0.18%	(d)	3.53%	0.72%

1.000	2.56%	540,457	0.18%		2.44%	0.68%
1.000	3.52%	333,902	0.18%	(d)	3.46%	0.68%
1.000	3.06%	280,659	0.18%		3.02%	0.53%
1.000	0.93%	260,835	0.18%		2.38%	0.59%

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

	Change in Net Assets Resulting from Operations					Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments		Total Dividends and Distributions
Intermediate Tax-Free Bond Fund
Investor Shares
Year Ended August 31, 2008	$10.48	$0.40		$0.13	$0.53	$(0.35)	$	—^	$(0.35)
Year Ended August 31, 2007	10.59	0.35		(0.07)	0.28	(0.38)		(0.01)	(0.39)
Year Ended August 31, 2006	10.85	0.34	(f)	(0.15)	0.19	(0.31)		(0.14)	(0.45)
Year Ended August 31, 2005	10.99	0.35		(0.12)	0.23	(0.34)		(0.03)	(0.37)
Year Ended August 31, 2004	10.85	0.36		0.17	0.53	(0.39)		—	(0.39)

Institutional Shares
Year Ended August 31, 2008	10.48	0.42		0.15	0.57	(0.38)		—^	(0.38)
Year Ended August 31, 2007	10.59	0.38		(0.07)	0.31	(0.41)		(0.01)	(0.42)
Year Ended August 31, 2006(h)	10.61	0.24		(0.04)	0.20	(0.22)		—	(0.22)

Short-Term Income Fund
Investor Shares
Year Ended August 31, 2008	10.15	0.50	(f)	(0.78)	(0.28)	(0.48)		(0.03)	(0.51)
Year Ended August 31, 2007	10.16	0.48		0.02	0.50	(0.45)		(0.06)	(0.51)
Year Ended August 31, 2006	10.17	0.38	(f)	(0.03)	0.35	(0.36)		—	(0.36)
Year Ended August 31, 2005	10.27	0.33		(0.07)	0.26	(0.36)		—	(0.36)
Year Ended August 31, 2004	10.35	0.29		0.06	0.35	(0.38)		(0.05)	(0.43)

Institutional Shares
Year Ended August 31, 2008	10.14	0.52	(f)	(0.77)	(0.25)	(0.50)		(0.03)	(0.53)
Year Ended August 31, 2007	10.15	0.52		0.01	0.53	(0.48)		(0.06)	(0.54)
Year Ended August 31, 2006(h)	10.13	0.27		0.01	0.28	(0.26)		—	(0.26)

(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge. Effective January 3, 2006, the Fund is sold without a sales charge.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(f)	Calculated using average shares.
(g)	During the period, the Board of Trustees and the Adviser agreed to a settlement in regards to the subjects of the SEC/BISYS Order and the BISYS marketing arrangements. This amount was included in the current year statement of operations as an expense reduction to the Funds. Had such settlement not occurred the ratios of net expenses to average net assets would have been 0.85% and 0.60% for the Investor and Institutional Shares of Intermediate Tax-Free Bond Fund; and 0.75% and 0.49% for Investor and Institutional Shares of Short-Term Income Fund, respectively.
(h)	For the period December 30, 2005 (commencement of operations) through August 31, 2006.
(i)	During the period the Sub-Administrator made a voluntary reimbursement to the Intermediate Tax-Free Bond Fund as shown on the Statement of Operations. Absent this reimbursement, the total return, net expense ratio and net investment income ratio for the year ending August 31, 2008 would have been approximately 4.79%, 0.84% and 3.43% for Investor Shares and 5.15%, 0.59% and 3.54% for Institutional Shares, respectively.
^	Amount rounds to less than $0.005 per share.

See notes to financial statements.

				Ratios/Supplemental Data:(c)

Net Asset Value, End of Period	Total Return(a) (b)		Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets(d)	Portfolio Turnover(e)

$10.66	5.18%	(i)	$3,061	0.43%	(i)	3.84%	(i)	1.54%	7%
10.48	2.64%		3,337	0.79%	(g)	3.23%		1.46%	15%
10.59	1.80%		3,793	0.83%		3.19%		1.28%	4%
10.85	2.11%		29,630	0.81%		3.22%		1.26%	7%
10.99	5.00%		33,734	0.72%		3.36%		1.17%	12%

10.67	5.54%	(i)	13,178	0.18%	(i)	3.95%	(i)	1.29%	7%
10.48	2.93%		17,078	0.54%	(g)	3.59%		1.22%	15%
10.59	1.93%		16,412	0.57%		3.49%		1.02%	4%

9.36	(2.96)%		54,053	0.73%		4.92%		1.48%	48%
10.15	4.92%		94,561	0.69%	(g)	4.58%		1.41%	51%
10.16	3.55%		108,304	0.62%		3.80%		1.18%	52%
10.17	2.56%		275,968	0.54%		3.25%		1.17%	77%
10.27	3.39%		213,566	0.52%		2.81%		1.15%	126%

9.36	(2.61)%		145,184	0.48%		5.24%		1.23%	48%
10.14	5.32%		121,232	0.43%	(g)	4.84%		1.16%	51%
10.15	2.83%		155,734	0.44%		4.13%		0.94%	52%

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

	Change in Net Assets Resulting from Operations					Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments		Total Dividends and Distributions
Intermediate Bond Fund
Investor Shares
Year Ended August 31, 2008	$10.26	$0.50		$(0.80)	$(0.30)	$(0.47)	$	—^	$(0.47)
Year Ended August 31, 2007	10.23	0.46		0.05	0.51	(0.45)		(0.03)	(0.48)
Year Ended August 31, 2006	10.32	0.40	(g)	(0.08)	0.32	(0.41)		—	(0.41)
Year Ended August 31, 2005	10.41	0.36		(0.06)	0.30	(0.39)		—	(0.39)
Year Ended August 31, 2004	10.65	0.33		0.08	0.41	(0.40)		(0.25)	(0.65)

Institutional Shares
Year Ended August 31, 2008	10.26	0.54		(0.80)	(0.26)	(0.50)		—^	(0.50)
Year Ended August 31, 2007	10.24	0.49		0.04	0.53	(0.48)		(0.03)	(0.51)
Year Ended August 31, 2006(h)	10.25	0.30		(0.01)	0.29	(0.30)		—	(0.30)

Bond Fund
Investor Shares
Year Ended August 31, 2008	9.29	0.47		(0.68)	(0.21)	(0.45)		—	(0.45)
Year Ended August 31, 2007	9.32	0.45		(0.01)	0.44	(0.44)		(0.03)	(0.47)
Year Ended August 31, 2006	9.52	0.42		(0.19)	0.23	(0.42)		(0.01)	(0.43)
Year Ended August 31, 2005	9.57	0.39		(0.01)	0.38	(0.41)		(0.02)	(0.43)
Year Ended August 31, 2004	9.82	0.39		0.16	0.55	(0.41)		(0.39)	(0.80)

Institutional Shares
Year Ended August 31, 2008	9.28	0.49		(0.67)	(0.18)	(0.47)		—	(0.47)
Year Ended August 31, 2007	9.32	0.46		(0.01)	0.45	(0.46)		(0.03)	(0.49)
Year Ended August 31, 2006(h)	9.39	0.30		(0.07)	0.23	(0.30)		—	(0.30)

(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge. Effective January 3, 2006, the Fund is sold without a sales charge.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(e)	During the period, the Board of Trustees and the Adviser agreed to a settlement in regards to the subjects of the SEC/BISYS Order and the BISYS marketing arrangements. This amount was included in the current year statement of operations as an expense reduction to the Funds. Had such settlement not occurred the ratios of net expenses to average net assets would have been 0.79% and 0.54% for Investor and Institutional Shares of Intermediate Bond Fund; and 0.83% and 0.59% for Investor and Institutional Shares of Bond Fund, respectively.
(f)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(g)	Calculated using average shares.
(h)	For the period December 30, 2005 (commencement of operations) through August 31, 2006.
^	Amount rounds to less than $0.005 per share.

See notes to financial statements.

			Ratios/Supplemental Data:(c)
Net Asset Value, End of Period	Total Return(a) (b)	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets(d)	Portfolio Turnover(f)

$9.49	(3.05)%	$30,688	0.79%		4.91%	1.48%	36%
10.26	5.02%	29,869	0.73%	(e)	4.57%	1.41%	31%
10.23	3.17%	27,590	0.87%		3.87%	1.16%	29%
10.32	2.96%	91,467	0.97%		3.49%	1.17%	44%
10.41	3.92%	90,786	0.94%		3.06%	1.14%	142%

9.50	(2.70)%	46,853	0.53%		5.17%	1.23%	36%
10.26	5.33%	69,584	0.48%	(e)	4.82%	1.15%	31%
10.24	2.87%	69,711	0.48%		4.37%	0.93%	29%

8.63	(2.47)%	20,684	0.79%		4.99%	1.48%	26%
9.29	4.84%	23,460	0.77%	(e)	4.80%	1.44%	26%
9.32	2.51%	23,876	0.86%		4.42%	1.18%	30%
9.52	3.98%	51,373	0.98%		4.09%	1.18%	67%
9.57	5.80%	49,465	0.96%		3.98%	1.16%	97%

8.63	(2.11)%	35,232	0.53%		5.29%	1.23%	26%
9.28	5.03%	42,574	0.51%	(e)	5.06%	1.21%	26%
9.32	2.51%	30,087	0.49%		4.89%	0.94%	30%

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

	Change in Net Assets Resulting from Operations					Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Balanced Fund
Investor Shares
Year Ended August 31, 2008	$13.49	$0.35		$(1.13)	$(0.78)	$(0.32)	$(0.89)	$(1.21)
Year Ended August 31, 2007	13.81	0.29		1.09	1.38	(0.28)	(1.42)	(1.70)
Year Ended August 31, 2006	13.51	0.28	(g)	0.77	1.05	(0.26)	(0.49)	(0.75)
Year Ended August 31, 2005	12.34	0.25		1.18	1.43	(0.26)	—	(0.26)
Year Ended August 31, 2004	11.56	0.20		0.79	0.99	(0.21)	—	(0.21)

Institutional Shares
Year Ended August 31, 2008	13.49	0.37		(1.12)	(0.75)	(0.34)	(0.89)	(1.23)
Year Ended August 31, 2007	13.82	0.33		1.08	1.41	(0.32)	(1.42)	(1.74)
Year Ended August 31, 2006(f)	13.30	0.17		0.50	0.67	(0.15)	—	(0.15)

U.S. Large Cap Equity Fund*
Investor Shares
Year Ended August 31, 2008	11.63	0.03		(0.36)	(0.33)	(0.04)	—	(0.04)
Year Ended August 31, 2007	10.13	0.03		1.50	1.53	(0.03)	—	(0.03)
Year Ended August 31, 2006	9.30	0.03		0.83	0.86	(0.03)	—	(0.03)
Year Ended August 31, 2005	7.94	0.09		1.37	1.46	(0.10)	—	(0.10)
Year Ended August 31, 2004	7.12	0.10		0.80	0.90	(0.08)	—	(0.08)

Institutional Shares
Year Ended August 31, 2008	11.66	0.04		(0.34)	(0.30)	(0.05)	—	(0.05)
Year Ended August 31, 2007	10.15	0.06		1.49	1.55	(0.04)	—	(0.04)
Year Ended August 31, 2006(f)	9.72	0.02		0.42	0.44	(0.01)	—	(0.01)

(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge. Effective January 3, 2006, the Fund is sold without a sales charge.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(f)	For the period December 30, 2005 (commencement of operations) through August 31, 2006.
(g)	Calculated using average shares.
(h)	During the period, the Board of Trustees and the Adviser agreed to a full settlement in regards to the subjects of the SEC/BISYS Order and the BISYS marketing arrangements. This amount was included in the current year statements of operations as an expense reduction to the Funds. Had such settlement not occurred the ratios of net expenses to average net assets would have been 0.95% and 0.71% for Investor and Institutional Shares of Balanced Fund; and 1.07% and 0.82% for Investor and Institutional Shares of U.S. Large Cap Equity Fund, respectively.
*	Formerly known as U.S. Tax-Efficient Large Cap Equity Fund.

See notes to financial statements.

			Ratios/Supplemental Data:(c)
Net Asset Value, End of Period	Total Return(a) (b)	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets(d)	Portfolio Turnover(e)

$11.50	(6.42)%	$16,687	0.93%		2.58%	1.66%	102%
13.49	10.40%	23,858	0.90%	(h)	2.14%	1.60%	130%
13.81	7.96%	28,196	0.82%		2.06%	1.35%	105%
13.51	11.68%	90,522	0.79%		1.92%	1.36%	100%
12.34	8.49%	84,174	0.76%		1.66%	1.33%	104%

11.51	(6.19)%	46,596	0.67%		2.85%	1.41%	102%
13.49	10.71%	60,995	0.65%	(h)	2.38%	1.36%	130%
13.82	5.04%	62,210	0.62%		1.86%	1.11%	105%

11.26	(2.87)%	1,879	1.10%		0.15%	1.73%	40%
11.63	15.08%	2,232	1.01%	(h)	0.21%	1.62%	36%
10.13	9.26%	2,239	1.15%		0.28%	1.39%	91%
9.30	18.49%	17,637	1.19%		0.78%	1.38%	90%
7.94	12.62%	43,897	1.08%		1.13%	1.27%	65%

11.31	(2.54)%	9,991	0.84%		0.41%	1.48%	40%
11.66	15.30%	10,717	0.76%	(h)	0.46%	1.37%	36%
10.15	4.51%	12,494	0.77%		0.21%	1.16%	91%

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

American Performance Funds:

We have audited the accompanying statements of assets and liabilities of American Performance Funds – U.S. Treasury Fund, Cash Management Fund, Tax-Free Money Market Fund, Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, Balanced Fund and U.S. Large Cap Equity Fund (collectively, the Funds), including the schedules of portfolio investments, as of August 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio

October 29, 2008

AMERICAN PERFORMANCE FUNDS

Additional Fund Information, (Unaudited)

August 31, 2008

Other Federal Income Tax Information (Unaudited):

For the year ended August 31, 2008, certain distributions paid by the Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2008 Form 1099-DIV.

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended August 31, 2008, qualify for the corporate dividends received deduction for the following Funds:

Fund	Percentage
Balanced Fund	15.68%
U.S. Large Cap Equity Fund	100%

For the year ended August 31, 2008, the following Funds paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Fund	Percentage
Balanced Fund	19.31%
U.S. Large Cap Equity Fund	100%

The Tax-Free Money Market Fund and the Intermediate Tax-Free Bond Fund designated $13,236,822 and $606,463, respectively, of their income distributions as tax-exempt distributions for the year ended August 31, 2008.

The accompanying table below details distributions designated from long-term capital gains for the following funds for the fiscal year ended August 31, 2008:

Fund	Amount
Tax-Free Money Market Fund	$879
Intermediate Tax-Free Bond Fund	$110
Balanced Fund	$2,454,052

AMERICAN PERFORMANCE FUNDS

Additional Fund Information, Continued (Unaudited)

August 31, 2008

REVIEW AND APPROVAL OF THE FUNDS’ ADVISORY AGREEMENTS

The Trust’s investment advisory agreement (the “Advisory Agreement”) with the Adviser was formally considered by the Board of Trustees at a meeting held on April 30, 2008. The Trustees reviewed extensive material in connection with their review of the Advisory Agreement, including data produced by an independent provider of mutual fund data (as assembled by the Funds’ sub-administrator) which provided comparisons with industry averages for comparable funds for advisory fees and total fund expenses. The data reflected the Adviser’s fee waivers in place, as well as the Adviser’s contractual investment advisory fee levels. The information provided to the Trustees also included a report from an independent evaluator of brokerage practices and best execution. The Board was assisted in its review by independent legal counsel, who provided a memorandum detailing the legal standards for review of the Advisory Agreement. The Board received a detailed presentation by the Adviser, which included a fund-by-fund analysis of performance and profitability. The Board also deliberated outside the presence of management and the Adviser.

In their deliberations, each Trustee attributed different weights to various factors involved in an analysis of whether the Advisory Agreement should be continued, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Trust and the Adviser, as provided in the Advisory Agreement, was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of each Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent, and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of investment personnel of the Adviser responsible for the day-to-day management of each Fund. The Trustees concluded that the nature, extent, and quality of services under the Advisory Agreement were appropriate and consistent with industry norms.

Investment Performance

The Trustees considered performance results of each Fund in absolute terms and relative to each Fund’s peer group. It was noted that in the case of the U.S. Treasury Fund, Cash Management Fund, Short-Term Income Fund, Intermediate Bond Fund and Bond Fund performance was good to excellent over the last twelve months. With respect to the Intermediate Tax-Free Bond Fund, the Tax-Free Money Market Fund, the Balanced Fund and the U.S. Large Cap Equity Fund, the Trustees concluded that performance was acceptable.

Cost of Services and Profits Realized by Cavanal Hill and Its Affiliates

The Trustees considered peer group comparable information with respect to the investment advisory fees charged by the Adviser to each of the Funds, taking into consideration both contractual and actual (i.e., after waiver) fee levels. The Trustees also reviewed administration and custody fees received, respectively, by the Adviser and its affiliate, Bank of Oklahoma, N.A. The Trustees also considered the fallout benefits to the Adviser of soft dollars based on presentations to the Board. The Trustees also reviewed profitability information provided by Cavanal Hill with respect to investment advisory, administration, and custody services to each Fund. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts, because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, and numerous assumptions regarding allocations. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

Economies of Scale

The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Trust’s assets. The Trustees noted in this regard fee waivers granted by the Adviser and received the Adviser’s assurance that no current waivers would be decreased in the upcoming year without notice to and approval by the Trustees. The Trustees concluded that the Funds had not yet attained sufficient size to realize material economies of scale. The Trustees further concluded that current asset levels of the Funds did not warrant formal contractual breakpoints, and that the voluntary fee waivers granted by the Adviser had produced benefits to shareholders that were at least as favorable as those that would be expected to be produced by contractual fee breakpoints.

AMERICAN PERFORMANCE FUNDS

Additional Fund Information, Continued (Unaudited)

August 31, 2008

A special meeting of shareholders of the Trust was held on October 9, 2007 (the “Meeting”). At the Meeting all shareholders of the Trust elected Steven G. Bradshaw to serve as a Trustee for the Trust; and shareholders of the following funds approved amendments to the investment objectives for the American Performance Bond Fund, American Performance Intermediate Bond Fund and American Performance Short-Term Income Fund. The results of the Meeting are presented below:

Proposal 1

	Shares Outstanding	For	Percent of Outstanding	Against	Percent of Outstanding	Abstained	Percent of Outstanding
Election of Steven G. Bradshaw	3,144,163,934	2,001,637,258	63.7%	553,198	0.18%	2,133,092	0.67%
Election of D’Ray Moore	3,144,163,934	66,982,101	2.1%	1,934,808,054	61.5%	2,533,394	0.08%

Proposal 2

	Shares Outstanding	For	Percent of Outstanding	Against	Percent of Outstanding	Abstained	Percent of Outstanding
Amend the investment objective of American Performance Bond Fund	7,072,599	4,797,723	67.8%	970	0.01%	346,764	4.9%

Proposal 2(b)

	Shares Outstanding	For	Percent of Outstanding	Against	Percent of Outstanding	Abstained	Percent of Outstanding
Amend the investment objective of American Performance Intermediate Bond Fund	9,617,023	7,969,984	82.9%	986	0.01%	133,200	1.39%

Proposal 2(c)

	Shares Outstanding	For	Percent of Outstanding	Against	Percent of Outstanding	Abstained	Percent of Outstanding
Amend the investment objective of American Performance Short-Term Income Fund	26,667,851	12,73,505	47.9%	10,632	0.04%	19,987	0.07%

A special meeting of shareholders of the Trust was held on May 1, 2008 (the “Meeting”). At the Meeting all shareholders of the Trust elected Messrs. William H. Wilson, Jr. and Mark G. Johnson to serve as Trustees for the Trust. The results of the Meeting are presented below:

Proposal 1: To elect William H. Wilson, Jr. and Mark G. Johnson as Trustees for the American Performance Funds.

Proposal 1

	Shares Outstanding	For	Percent of Outstanding	Against	Percent of Outstanding	Abstained	Percent of Outstanding
Election of William H. Wilson, Jr.	4,138,832,227	3,524,895,383	85.2%	1,696,195	0.04%	0	0.00%
Election of Mark G. Johnson	4,138,832,227	3,524,906,090	85.2%	1,685,488	0.04%	0	0.00%

AMERICAN PERFORMANCE FUNDS

Additional Fund Information, Continued (Unaudited)

August 31, 2008

U.S. Treasury Fund:

Security Allocation	Percentage of Net Assets
Repurchase Agreements	90.7%
U.S Treasury Obligations	9.5%

Total	100.2%

Cash Management Fund:

Security Allocation	Percentage of Net Assets
Commercial Paper	46.9%
Repurchase Agreements	29.4%
U.S. Government Agencies	16.1%
Certificates of Deposit	7.7%

Total	100.1%

Tax-Free Money Market Fund:

Security Allocation	Percentage of Net Assets
Municipal Bonds	83.2%
Commercial Paper	14.1%
Investment Companies	2.7%

Total	100.0%

Intermediate Tax-Free Bond Fund:

Security Allocation	Percentage of Net Assets
Municipal Bonds	92.2%
Investments In Affiliates	5.8%

Total	98.0%

Short-Term Income Fund:

Security Allocation	Percentage of Net Assets
Mortgage Backed Securities	70.2%
Corporate Bonds	10.1%
U.S. Government Agencies	15.9%
Investment in Affiliates	2.2%
Asset Backed Securities	1.8%

Total	100.2%

Intermediate Bond Fund:

Security Allocation	Percentage of Net Assets
Mortgage Backed Securities	61.3%
U.S. Treasury Obligations	17.0%
Corporate Bonds	14.7%
U.S. Government Agencies	3.7%
Asset Backed Securities	1.4%
Taxable Municipal Bonds	1.4%
Investment in Affiliates	0.3%

Total	99.8%

Bond Fund:

Security Allocation	Percentage of Net Assets
Mortgage Backed Securities	49.1%
U.S. Treasury Obligations	19.2%
Corporate Bonds	14.6%
U.S. Government Agencies	9.1%
Taxable Municipal Bonds	4.6%
Asset Backed Securities	2.1%
Investments In Affiliates	1.5%

Total	100.2%

Balanced Fund:

Security Allocation	Percentage of Net Assets
Common Stocks	45.9%
Mortgage Backed Securities	23.8%
U.S. Treasury Obligations	11.3%
Investment Companies	7.7%
Corporate Bonds	4.9%
Investment in Affiliates	3.3%
U.S. Government Agencies	1.9%
Taxable Municipal Bonds	0.5%
Asset Backed Securities	0.4%

Total	99.7%

U.S. Large Cap Equity Fund:

Security Allocation	Percentage of Net Assets
Common Stocks	98.4%
Investment in Affiliates	1.5%

Total	99.9%

AMERICAN PERFORMANCE FUNDS

Additional Fund Information, Continued (Unaudited)

Trustees and Officers of American Performance Funds

August 31, 2008

Officers and Trustees.    The table below sets forth certain information about each of the Trust’s Interested Trustees, as well as its officers.

Name, Address, and Age	Position(s) Held with the Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships* Held
Arthur A. Jensen Age: 42	Treasurer	Indefinite, 08/08—Present	From July 2008 to present, Senior Vice President of Citi Fund Services Ohio, Inc. From April 2005 to July 2008, Vice President at JPMorgan Funds Management, Inc. From June 2001 to April 2005, Vice President at BISYS Fund Services.	9	None

James L. Huntzinger Age: 57	President, Assistant Secretary	Indefinite, 6/08—Present	From 2002 to present, Chief Investment Officer for BoK Financial Corporation	9	None

Fred J. Schmidt Age: 48	Chief Compliance Officer, Anti- Money Laundering Officer and Disaster Recovery Plan Business Operations Manager	Indefinite, 4/08—Present	From 2004 to present employee of Citi Fund Services Ohio, Inc., CCO Services. From 2002 to 2004, President FJS Associates.	9	None

Kristin L. Walters Age: 36	Secretary	Indefinite; 4/08—Present	From September 2007 to present, Vice President, Director of Compliance and from November 2006 to September 2007, Assistant Vice President of Cavanal Hill Investment Management, Inc.	9	None

*	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

AMERICAN PERFORMANCE FUNDS

Additional Fund Information, Continued (Unaudited)

Trustees and Officers of American Performance Funds, Continued

August 31, 2008

The following table sets forth certain information about the Trust’s Independent Trustees.

Name, Address, and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships* Held by Trustee
William H. Wilson Jr. Age: 49	Trustee, Chairman	Indefinite, 05/08—Present	Partner of Sage Partners, Keystone Exploration, and 3C Farms	9	None

David L. Foster Age: 60	Trustee	Indefinite, 05/08—Present	Chief Executive Officer of the Williford Companies	9	None

Steven G. Bradshaw** Age: 48	Trustee	Indefinite, 09/07—Present	From October 2003 to present, Senior Executive Vice President, Consumer Banking and Wealth Management, BOK Financial Corporation (“BOK Financial”); from 1995 to present, Chairman, BOSC, Inc.; from December 1999 to October 2003, Executive Vice President, Consumer Banking Manager, BOK Financial.	9	None

*	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
**	Mr. Bradshaw is treated by the Funds as an “interested person” (as defined in Section 2(a) (19) of the 1940 Act) of the Funds. Mr. Bradshaw is an “interested person” because he is a Senior Executive Vice President of BOK Financial, the parent of Cavanal Hill Investment Management, and the Chairman of BOSC, Inc., the distributor of the Trust.

The Funds’ Statement of Additional Information includes information about the Fund’s Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-762-7085.

AMERICAN PERFORMANCE FUNDS

Additional Fund Information, Continued (Unaudited)

August 31, 2008

As a shareholder of the American Performance Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; and exchange fees; (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the American Performance Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2008 through August 31, 2008.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 3/1/08	Ending Account Value 8/31/08	Expense Paid During Period* 3/1/08 - 8/31/08	Expense Ratio During Period** 3/1/08 - 8/31/08
U.S. Treasury Fund
Administrative Shares	$1,000.00	$1,006.10	$3.58	0.71%
Service Shares	1,000.00	1,007.60	2.07	0.41%
Institutional Shares	1,000.00	1,008.30	1.36	0.27%
Cash Management Fund
Administrative Shares	1,000.00	1,009.90	2.93	0.58%
Service Shares	1,000.00	1,010.70	2.12	0.42%
Institutional Shares	1,000.00	1,011.50	1.37	0.27%
Tax-Free Money Market Fund
Administrative Shares	1,000.00	1,007.40	3.48	0.69%
Service Shares	1,000.00	1,009.20	1.77	0.35%
Institutional Shares	1,000.00	1,009.50	1.36	0.27%
Select Shares	1,000.00	1,010.00	0.91	0.18%
Intermediate Tax-Free Bond Fund*
Investor Shares	1,000.00	1,036.30	(0.31)	-0.06%
Institutional Shares	1,000.00	1,037.60	(1.33)	-0.26%
Short-Term Income Fund
Investor Shares	1,000.00	949.40	3.43	0.70%
Institutional Shares	1,000.00	950.60	2.16	0.44%
Intermediate Bond Fund
Investor Shares	1,000.00	932.20	3.84	0.79%
Institutional Shares	1,000.00	933.50	2.62	0.54%
Bond Fund
Investor Shares	1,000.00	935.20	3.70	0.76%
Institutional Shares	1,000.00	937.40	2.48	0.51%
Balanced Fund
Investor Shares	1,000.00	961.70	3.99	0.81%
Institutional Shares	1,000.00	962.40	3.30	0.67%
U.S. Large Cap Equity Fund
Investor Shares	1,000.00	1,011.00	5.31	1.05%
Institutional Shares	1,000.00	1,011.80	4.50	0.89%

*	Reflects reimbursement by Sub-Administrator as shown on the Statement of Operations.

AMERICAN PERFORMANCE FUNDS

Additional Fund Information, Concluded (Unaudited)

August 31, 2008

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the American Performance Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/08	Ending Account Value 8/31/08	Expense Paid During Period* 3/1/08 - 8/31/08	Expense Ratio During Period** 3/1/08 - 8/31/08
U.S. Treasury Fund
Administrative Shares	$1,000.00	$1,021.57	$3.61	0.71%
Service Shares	1,000.00	1,023.08	2.08	0.41%
Institutional Shares	1,000.00	1,023.78	1.37	0.27%
Cash Management Fund
Administrative Shares	1,000.00	1,022.22	2.95	0.58%
Service Shares	1,000.00	1,023.03	2.14	0.42%
Institutional Shares	1,000.00	1,023.78	1.37	0.27%
Tax-Free Money Market Fund
Administrative Shares	1,000.00	1,021.67	3.51	0.69%
Service Shares	1,000.00	1,023.38	1.78	0.35%
Institutional Shares	1,000.00	1,023.78	1.37	0.27%
Select Shares	1,000.00	1,024.23	0.92	0.18%
Intermediate Tax-Free Bond Fund***
Investor Shares	1,000.00	1,025.44	(0.31)	-0.06%
Institutional Shares	1,000.00	1,026.44	(1.32)	-0.26%
Short-Term Income Fund
Investor Shares	1,000.00	1,021.62	3.56	0.70%
Institutional Shares	1,000.00	1,022.92	2.24	0.44%
Intermediate Bond Fund
Investor Shares	1,000.00	1,021.17	4.01	0.79%
Institutional Shares	1,000.00	1,022.42	2.75	0.54%
Bond Fund
Investor Shares	1,000.00	1,021.32	3.86	0.76%
Institutional Shares	1,000.00	1,022.57	2.59	0.51%
Balanced Fund
Investor Shares	1,000.00	1,021.06	4.12	0.81%
Institutional Shares	1,000.00	1,021.77	3.40	0.67%
U.S. Large Cap Equity Fund
Investor Shares	1,000.00	1,019.86	5.33	1.05%
Institutional Shares	1,000.00	1,020.66	4.52	0.89%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Annualized.
***	Reflects reimbursement by Sub-Administrator as shown on the Statement of Operations.

AMERICAN PERFORMANCE FUNDS

Ann-10/08

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is David L. Foster who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

2007 – $71,100

2008 – $74,700

(b) Audit Related Fees

2007 – $28,425 related to security accounts and consent on N-1 A.

2008 – $27,000

(c) Tax Fees

2007 – $33,240 related to preparation of federal income, excise tax returns and review of capital gain distribution calculations.

2008 – $26,235 related to preparation of federal income, excise tax returns and review of capital gain distribution calculations.

(d) All Other Fees

2007 – $0

2008 – $0

(e)(1)

AMERICAN PERFORMANCE FUNDS

Audit and Non-Audit Services Pre-Approval

Policies and Procedures

Proposed 2008 Changes

1. Purpose

        Under Section 10A of the Securities Exchange Act of 1934, as amended (the “Act”), codifying applicable portions of the Sarbanes-Oxley Act of 2002, the Audit Committee (the “Committee”) of the Board of Trustees of American Performance Funds (the “Trust”) is responsible for the appointment, compensation and oversight of the work of the Trust’s independent auditor. As part of this responsibility, audit and non-audit services performed by the independent auditor for the Trust are required to be approved by the Committee in order to assure that they do not impair the auditor’s independence from the Trust. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that the Trust’s independent auditor may not provide to the Trust, as well as the Committee’s administration of the engagement of the independent auditor. Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) an express approval of a particular engagement, or (ii) a pre-approval (where a specific type of service is authorized, generally subject to a fee maximum). The latter type of approvals are authorized by SEC rules only subject to detailed policies and procedures. Accordingly, the Committee has adopted these Audit and Non-Audit Services Pre-Approval Policies and Procedures, which set forth the procedures and the conditions pursuant to which services for the Trust may be performed by the independent auditor under pre-approvals.

II. General Pre-Approval Policies

It is the policy of the Committee that audit and non-audit services to be performed by the Trust’s independent auditor be pre-approved only when in the best interests of the Trust’s shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor’s independence. In granting any pre-approval, consideration shall be given to:

1.	the qualifications of the auditor to perform the services involved;

2.	the proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

3.	the permissibility of the services under applicable rules and guidance of the SEC;

4.	the effect, in any, of the performance of the proposed services on the auditor’s independence;

5.	the effect of the compensation for the proposed services on the auditor’s independence; and

6.	the effect, if any, of the proposed services on the Trust’s ability to manage or control risk or to improve audit quality.

While non-audit services may include reviewing and/or validating procedures or work products of the Trust, they may not include the production or modification of such procedures or work products. While non-audit services may include market research and strategic insights, such services shall be limited to factual reports and shall not include recommendation. No pre-approval shall be made in a manner that would constitute a delegation to the Trust’s management.

III. Procedures for Pre-Approval by the Committee

1.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

2.	All requests for pre-approval shall be made to the full Committee at regularly scheduled meetings thereof (or at a special meeting of the Committee set to coincide with regular meetings of the Trust’s Board of Trustees) whenever practicable.

3.	Under normal circumstances, requests for pre-approval should be presented at least 14 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	If consideration of a request for pre-approval on the dates identified in Section III (2) would not be timely, the requesting party shall notify the Committee’s Chairman. The Committee’s Chairman shall then determine whether to schedule a special meeting of the Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Committee under procedures set forth in Section IV below.

5.	Requests for pre-approval may include, but are not limited to, the following services:

a.	audit engagement, particularly for interim periods;

b.	preparation of fund tax returns;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statement of the Trust;

d.	review of IRS shareholder materials;

e.	review and validation of fund procedures (e.g., valuation, interfund lending, etc.), and

f.	market research and strategic insights.

6.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

7.	Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

8.	The Committee’s action on a request for pre-approval shall be recorded in the Committee’s minutes.

9.	The Committee’s action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Trust’s management.

10.	The Committee’s action on a request for pre-approval shall be reported to the full Board of Trustee’s.

11.	Pre-approvals will be granted for a period of no more than one year.

IV. Procedures for Monitoring Engagements

Authorized Under Pre-Approval Procedures

The independent auditor shall inform the Committee’s Chairman in writing upon the commencement of services rendered under a pre-approval. The independent auditor shall thereafter provide the Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter. Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Committee and an additional express approval or pre-approval must be obtained.

V. Amendment

These Policies and Procedures may be amended or revoked at any time by the Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee Charter.

As adopted: October 17, 2003

As amended: July 23, 2008

(e)(2)

2007 – 0%

2008 – 0%

(f) Not Applicable

(g)	2007 – $181,665

2008 – $55,235

(h) The audit committee has considered that the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Investments.

6(a) Not applicable.

6(b) Not applicable.

  (b) (1) Not applicable.

  (b) (2) Not applicable.

  (b) (3) Not applicable.

  (b) (4) Not applicable.

  (b) (5) Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.   Submission of Matters to a Vote of Security Holders.

The Nomination Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

Item 11.   Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) American Performance Funds

By (Signature and Title)*	/s/ Arthur Jensen, Treasurer
Arthur Jensen, Treasurer

Date November 10, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Arthur Jensen, Treasurer
Arthur Jensen, Treasurer

Date November 10, 2008

By (Signature and Title)*	/s/ James L. Huntzinger, President
James L. Huntzinger, President

Date November 10, 2008